                                                                    EXHIBIT 10.7

                              PATRICK & CO., INC.
                           a California corporation


                                      and


                               ANDROMEDIA, INC.
                           a California corporation



                              SUBLEASE AGREEMENT



                                     Dated

                                August 12, 1999

                                    SUBLEASE

                                Table of Contents
Recitals                                                                             Page
                                                                                     ----

Section 1.    Sublease................................................................  1
Section 2.    Warranty by Sublandlord.................................................  2
Section 3.    Term....................................................................  2
Section 4.    Rent....................................................................  3
Section 5.    Security Deposit........................................................  5
Section 6.    Use of Premises.........................................................  6
Section 7.    Utilities and Janitorial Services.......................................  6
Section 8.    Services................................................................  7
Section 9.    Repairs and Maintenance.................................................  8
Section 10.   Assignment and Subletting...............................................  9
Section 11.   Other Provisions of Sublease............................................ 12
Section 12.   Attorney Fees........................................................... 13
Section 13.   Broker.................................................................. 13
Section 14.   Notices................................................................. 13
Section 15.   Successors and Assigns.................................................. 13
Section 16.   Attornment.............................................................. 13
Section 17.   Entry................................................................... 13
Section 18.   Late Charge and Interest................................................ 14
Section 19.   Improvements............................................................ 14
Section 20.   Option To Extend Term................................................... 14
Section 21.   Determination of Minimum Rent for Extension Option...................... 15
Section 22.   Sale by Master Landlord to Sublandlord.................................. 16
Section 23.   Quiet Enjoyment......................................................... 16
Section 24.   Entire Agreement........................................................ 16
Section 25.   Time of Essence......................................................... 16
Section 26.   Governing Law........................................................... 16
Section 27.   Offer................................................................... 16
Section 28.   Further Assurances...................................................... 17

Schedule of Exhibits
     Exhibit A:  Master Lease
     Exhibit B:  Premises
     Exhibit C:  Work Letter
          C-1:   Base Building Improvements
     Exhibit D:  Commencement Date Memorandum
     Exhibit W:  Warrant

                                    SUBLEASE

     This Sublease ("Sublease") dated for reference purposes as of August 12, 1999, is made between PATRICK & CO. INC., a California corporation ("Sublandlord"), and ANDROMEDIA, INC., a California corporation ("Subtenant").

                                    RECITALS

     A. Sublandlord is the tenant under that certain Amended and Restated Standard Industrial/Commercial Single-Tenant Lease -- Net dated as of September 30, 1998 ("Original Master Lease"), pursuant to which 611 Mission LLC, a California limited liability company ("Master Landlord") leased to Sublandlord real property including an approximately 38,500 rentable square foot building ("Building") located in the City and County of San Francisco, State of California, described as 611 Mission Street ("Master Premises").

     B. The original Master Lease has been amended by an Addendum dated June 17, 1999. The Original Master Lease, together with the addendum, are collectively referred to as the "Master Lease."

     C. A copy of the Master Lease with certain confidential information having been omitted is attached and incorporated in this Sublease as Exhibit A.

     D. Master Landlord holds and intends to exercise an option to purchase the Master Premises during the term of this Sublease.

     Section 1.  Sublease.
                 --------

     (a)  Premises.  Sublandlord subleases to Subtenant on the terms and
          --------
conditions in this Sublease the following portion of the Master Premises ("Premises"): approximately 27,500 rentable square feet consisting of the third
(3rd) through seventh (7th) floors of the Building shown in the floor plans attached as Exhibit B. The Rentable Area within the Premises shall be determined by Sublandlord's Architect as of the Commencement Date and provided to Subtenant in writing (including the detail of Sublandlord's Architect's calculations) within ten (10) days of the Commencement Date. The term "Rentable Area" shall mean the floor area with measurements determined in accordance with Building Owners and Managers Association International adopted Standard Method for Measuring Floor Area in Office Buildings, ANSI/BOMA Z65.1-1996. In the event the Premises Rentable Area or Building Rentable Area differ from the approximate Rentable Area specified in the Recitals above, the Rent, Security Deposit, Subtenant's Share, Subtenant Improvement Allowance, and all other figures calculated from the Rentable Area provided for under this Sublease, shall be adjusted by Sublandlord to reflect the Rentable Area calculated by Sublandlord's Architect following the Commencement Date which amounts shall be memorialized between the parties in a Commencement Date Memorandum (defined below) executed by Sublandlord and Subtenant.

     (b)  Common Areas.  In addition to the Premises, Sublandlord grants to
          ------------
Subtenant a non-exclusive license, irrevocable for the term of this Sublease, for use of the common stairways, hallways, lobby areas, and elevators located within the Building but specifically excluding the premises of other tenants of the Building ("Common Areas") with Sublandlord and other tenants of the Building and their invitees, contractors, agents and employees. Sublandlord reserves the right to modify the size, location and/or configuration of all or any portion the Common Areas provided such modification does not materially and adversely interfere Subtenant's use of the Premises as permitted under this Sublease. The use of the Common Areas shall at all times be subject to all reasonable, uniform and non-discriminatory applicable laws and the rules and regulations adopted by Sublandlord from time to time.

     Section 2.  Warranty by Sublandlord. Sublandlord warrants to Subtenant
                 -----------------------
that: (i) the copy of the Master Lease attached hereto is a true, complete and correct copy thereof; (ii) the Master Lease has not been amended or modified except as expressly set forth in the Recitals to this Sublease; (iii) that Sublandlord is not now, and as of the commencement of the Term (defined in this Sublease) of this Sublease will not be, in default or breach of any of the provisions of the Master Lease; (iv) that Sublandlord has no knowledge of any claim by Master Landlord that Sublandlord is in default or breach of any of the provisions of the Master Lease; and (v) to Subtenant's knowledge Master Landlord is not in breach or default of any of its obligations under the Master Lease.

     Section 3.  Term. The term of this Sublease (the "Term") will commence
                 ----
(the "Commencement Date"), on the later to occur of the Substantial Completion of the Subtenant Improvements (as defined in the Work Letter attached as Exhibit C; or November 30, 1999 (the "Estimated Commencement Date") and shall end on the last day of the sixtieth (60th) full calendar month thereafter ("Termination Date"), unless extended or terminated sooner in accordance with the provisions of this Sublease. If the Commencement Date occurs on a date other than the Estimated Commencement Date, Sublandlord and Subtenant shall execute a memorandum setting forth the actual date of commencement of the Term substantially in the form of attached Exhibit D (the "Commencement Date Memorandum"). For purposes of this Sublease, a "Lease Year" will constitute the twelve month period following the first day of the first calendar month following the Commencement Date or anniversary of the Commencement Date throughout the Lease Term. Possession of the Premises ("Possession") will be delivered to Subtenant upon Substantial Completion of the Improvements in the Premises (as defined in the Work Letter). If for any reason Sublandlord does not deliver Possession to Subtenant on or before the Estimated Commencement Date, Sublandlord will not be subject to any liability for this failure and the validity of this Sublease will not be impaired. Rent will be abated until delivery of Possession. However, if Sublandlord has not delivered Possession to Subtenant on or before May 15, 2000, at any time after that and before delivery of Possession, Subtenant may give written notice to Sublandlord of Subtenant's intention to cancel this Sublease. The notice will set forth an effective date for the cancellation, which will be at least fifteen (15) days after delivery of notice to Sublandlord. If Sublandlord delivers Possession to Subtenant on or before this effective date, this Sublease will remain in full force. If Sublandlord fails to deliver Possession to Subtenant on or before this effective date, this Sublease will be canceled. Upon cancellation, all consideration previously paid by Subtenant to Sublandlord on account of this Sublease will be returned to Subtenant, this Sublease will have no further force, and

Sublandlord will have no further liability to Subtenant because of this delay or cancellation. If Sublandlord permits Subtenant to take Possession prior to the Commencement Date, the early Possession will not advance the Termination Date and will be subject to the provisions of this Sublease, and Section 3.2 of the Master Lease.

     Section 4.  Rent. All monetary obligations of Subtenant to Sublandlord
                 ----
under the terms of this Sublease (except for the Security Deposit) are deemed to be rent ("Rent").

     (a)  Minimum Rent.  Subtenant will pay to Sublandlord as minimum rent
          ------------
("Minimum Rent"), without deduction, setoff, notice, or demand, at 563 Mission Street, San Francisco, 94105 or at any other place Sublandlord designates by notice to Subtenant, the sum per month, in advance of the first day of each month of the Term in the following amounts per Lease Year:


Lease Year 1 (plus any partial month at Term commencement)..................... $80,208 per month
Lease Year 2................................................................... $82,500 per month
Lease Year 3................................................................... $84,792 per month
Lease Year 4................................................................... $89,375 per month
Lease Year 5................................................................... $93,958 per month

     Subtenant will pay to Sublandlord on execution of this Sublease the sum of Four Hundred Eighty-one Thousand Two Hundred Forty Eight Dollars ($481,248) to be applied as a credit against the initial installments of Minimum Rent due hereunder, it being understood that if this Sublease is terminated for any reason, (other than Subtenant Breach in which case unapplied pre-paid Rent shall be added to the Security Deposit), before the full amount of such credits has been applied to accrued Rent, then any such amounts not applied to Rent or other monetary obligations then due Sublandlord from Subtenant under the terms of this Sublease, shall be promptly returned by Sublandlord to Subtenant. If the Term begins or ends on a day other than the first or last day of a month, the rent for the partial months will be prorated on a per diem basis. In the event the Rentable Area of the Premises determined pursuant to Section 2 above differs from the Rentable Area stated in the Recitals, the Minimum Rent shall be adjusted to the restated Rentable Area in the following amounts per Lease Year:



Lease Year 1 (plus any partial month at Term commencement).................... $35 per rentable square foot per month
Lease Year 2.................................................................. $36 per rentable square foot per month
Lease Year 3.................................................................. $37 per rentable square foot per month
Lease Year 4.................................................................. $39 per rentable square foot per month
Lease Year 5.................................................................. $41 per rentable square foot month which amounts shall be memorialized between the parties in the Commencement Date Memorandum (defined above) executed by Sublandlord and Subtenant.

     (b)  Operating Expenses.
          ------------------

          (i) Building Operating Expenses. The Master Lease requires Sublandlord to pay to Master Landlord certain of the expenses of operating the Building of which the Premises are a part (collectively, "Building Operating Expenses"), including, but not limited to, taxes (Section 10), utilities (Section 11), and insurance (Section 8). Subtenant will pay to Sublandlord as additional rent Sixty-two and one half percent (62.5%) (subject to adjustment pursuant to Section 1) ("Subtenant's Share") of the increase in amounts payable by Sublandlord for Building Operating Expenses incurred during the Term to the extent such costs exceed Building Operating Expenses paid by Sublandlord for the 2000 calendar base year (the "Base Year"). Supplemental property tax assessments shall be attributed to the calendar year in which the event triggering the re-assessment occurs rather than in the calendar year in which the property tax bill is actually received by Sublandlord.

          (ii) Master Premises Operating Expenses. In addition to the Building Operating Expenses, Subtenant shall pay as additional Rent hereunder, Subtenant's Share of the increase of Master Premises Operating Expenses incurred by Sublandlord in the maintenance and operation of the Master Premises over the Master Premises Operating Expenses for the Base Year. For purposes of this Sublease, Master Premises Operating Expenses shall include: (a) all costs of management, operation, and maintenance of the Building, including without limitation: wages, salaries, and payroll burden of employees to the extent related to the management, operation and maintenance of the Building; property management fees and other related compensation in a reasonable and customary amount for similarly situated Buildings; maintenance, security, and other services including janitorial services for common areas of the Building; power, water, waste disposal, and other utilities shared in common by Subtenant and all other occupants of the Master Premises; materials and supplies; maintenance and repairs including Building systems; license costs; insurance premiums and the deductible portion of any insured loss under Sublandlord's insurance maintained by Sublandlord but not required under the Master Lease; and depreciation on personal property; and (b) the cost of any capital improvements made to the Building by Sublandlord after the Base Year that (i) are made in the reasonable expectation of reducing other Operating Expenses during the term of this Sublease (provided that the annual amortized costs do not exceed the actual cost savings realized and such savings do not primarily benefit any particular occupant of the Master Premises other than Subtenant), (ii) are required for the health and safety of tenants, or (iii) are required under any governmental law or regulation that was not applicable to the Building at the Commencement Date, this cost to be amortized over the reasonable useful life of such improvement as reasonably determined by Lessor (which may be the Term for any such improvement required due to Tenant's unique use, alteration or improvement of the Premises), together with interest on the unamortized balance at the rate of ten percent (10%) per annum, or a higher rate equal to that paid by Sublandlord on funds borrowed for the purpose of constructing or installing those capital improvements. Master Premises Operating Expenses shall not include; (i) any Building Operating Expenses; (ii) costs occasioned by casualties or by the exercise of the power of eminent domain reimbursed by insurance or condemnation award; (iii) increases in insurance costs caused by the activities of another occupant of the Master Premises; (iv) costs of structural repairs to the Premises or Master Premises, including the roof, the exterior load bearing walls, footings, foundation and structural floors; and (v) costs for which Sublandlord is reimbursed by its insurance carrier, Master Landlord or any other third party.

          (iii) Building Operating Expenses and Master Premises Operating Expenses shall collectively be referred to herein as "Operating Expenses". Component expenses of actual Operating Expenses that are affected by variations in occupancy levels for both the Base Year and each subsequent calendar year shall be "grossed up" to equal that amount of Operating Expenses that, using Sublandlord's reasonable projections, would normally be expected to be incurred during the Base Year or subsequent calendar year had the total Rentable Area of the Building been occupied. If, during any calendar following the Base Year, insurance costs incurred by Sublandlord are increased or reduced because of the inclusion or removal of earthquake or flood insurance coverage in Building insurance policies, Base Year Operating Expenses shall be likewise increased or reduced in order to calculate Subtenant's share of any increase on Operating Expenses during the year in which such change of insurance coverage occurred.

          (iv) The payment by Subtenant of Operating Expenses shall be on the basis of an estimate delivered to Subtenant prior to the expiration of each calendar year, or as soon as reasonably possible thereafter and subject to re-adjustment during the year. Within ninety (90) days following each calendar year, or as soon as reasonably possible thereafter, Sublandlord shall provide Subtenant with an accounting of actual Operating Expenses and statement of required adjustment between estimated and actual Operating Expenses. Any overpayment of Operating Expenses by Subtenant shall be credited toward estimated Operating Expenses for the following calendar year and any underpayment shall be paid by Subtenant to Sublandlord within thirty days of receipt of such statement from Sublandlord. If this adjustment occurs after the expiration or earlier termination of the Term, the obligations of Sublandlord and Subtenant under this Subsection will survive this expiration or termination and any overpayment by Subtenant shall be refunded.

          (v) If Subtenant disputes the amount of Operating Expenses stated in the statement, Subtenant may designate, within thirty (30) days after receipt of that statement, an independent certified public accountant to inspect Sublandlord's records. Subtenant is not entitled to request that inspection, however, if Subtenant is then in Default under this Sublease. The accountant must be a member of a nationally recognized accounting firm and must not charge a fee based on the amount of Operating Expenses that the accountant is able to save Subtenant by the inspection. Subtenant must give reasonable notice to Sublandlord of the request for inspection, and the inspection must be conducted in Sublandlord's offices at a reasonable time or times. If, after that inspection, Subtenant still disputes the Operating Expenses, a certification of the proper amount shall be made, at Subtenant's expense, by Sublandlord's independent certified public accountant. That certification shall be final and conclusive. If Subtenant discovers an excess of five percent (5%) or greater in the Operating Expenses charged to Subtenant, then in addition to such discrepancy amount Sublandlord shall pay the cost of Sublandlord's accountant's certification and Subtenant's accountant's review within thirty (30) days of such certification.

     (c)  Warrant.  Upon Sublandlord's and Subtenant's execution and delivery
          -------
of this Sublease, Subtenant will deliver to Sublandlord (or Sublandlord's designee(s), a warrant or warrants (the "Warrant") in the form of Exhibit W attached hereto and made a part hereof for the purchase of up to thirty thousand (30,000) shares of the common stock of Subtenant at a price per share equal to Fifteen Dollars ($15.00) to expire, if not earlier exercised, two (2) years from the date hereof. As provided in the Warrant, Sublandlord's rights under the Warrant shall vest only if and when the Commencement Date shall have occurred.

     Section 5. Security Deposit. As security for Subtenant's faithful performance of Subtenant's obligations under this Sublease ("Security Deposit") Subtenant agrees that, on or before the execution of this Sublease, Subtenant shall deposit with Sublandlord and maintain throughout the Sublease Term (except as provided below) cash or an irrevocable letter of credit, or a combination of both, in the total amount of One Million Dollar ($1,000,000). Any such letter of credit shall be in form and substance and issued by a bank reasonably acceptable to Sublandlord and Sublandlord's lender and naming Sublandlord (and, if required, Sublandlord's lender holding the first lien against the Property) as beneficiary (the "Letter of Credit"). The Letter of Credit will secure the full and faithful performance of each provision of this Sublease to be performed by Subtenant. If Subtenant is in Breach of any of Subtenant's obligations under this Sublease, Sublandlord shall have the absolute right to: (i) first exhaust any cash portion of the Security Deposit to cure Subtenant's Breach and if the cash portion of the Security Deposit insufficient to complete any such cure, then (ii) draw down the full amount of the Letter of Credit on Sublandlord's sworn statement of the Subtenant Breach. The draw down shall be added to and increase the amount of the Security Deposit retained by Sublandlord and thereafter required under this Section 5. If Sublandlord does apply the Security Deposit, as increased by the Letter of Credit amount, Subtenant must within ten
(10) days written demand replenish the Security Deposit to the amount of the Security Deposit then required hereunder. On each anniversary of the Commencement Date, the amount of the Security Deposit may be reduced by Two Hundred Thousand Dollars ($200,000) upon Subtenant's written request, provided such request confirms to Sublandlord in Sublandlord's reasonable discretion, with such evidence as Sublandlord may reasonably require, that: (a) Subtenant has not been in Breach of this Sublease during the previous twelve-month period; and (b) there are no uncured monetary nor material non-monetary Defaults under the Sublease for which Subtenant has received notice. In all other respects not inconsistent with this Section 5, the Security Deposit shall be governed by the provisions of the Master Lease.

     Section 6.  Use of Premises. The Premises will be used and occupied for the
                 ---------------
Agreed Use provided under the Master Lease only and for no other use. Subtenant's use shall at all time be reasonably compatible with the permitted use of the Building by Sublandlord and other tenants of the Building. Subtenant shall not allow the Premises to be used for any unlawful purpose, nor shall Subtenant cause, maintain or permit any nuisance, either private or public, in, on or about the Premises.

     Section 7.  Utilities and Janitorial Service. Subtenant shall obtain and
                 --------------------------------
maintain service contracts for all utilities that are separately metered to the Premises and for janitorial services required for Subtenant's use and operation of the Premises. Sublandlord reserves the right to disapprove any service provider selected by Subtenant who, in Sublandlord's reasonable judgment, creates unnecessary risk or disharmony to the efficient maintenance and operation of the Building. Subtenant shall pay promptly (as the same becomes due) directly to the entity or authority providing and/or billing the same (or reimburse the entity paying for the same, as the case nay be), all charges for electricity, telephone, telex and other electronic communication service, waste and refuse collection, and any other utilities, materials, or services furnished directly and exclusively, for the benefit of, and/or used by Subtenant on or about the Premises during the Term, including, without limitation, any charges imposed after the Term commences. In the event such charges also apply jointly to other tenant(s) of Sublandlord where there is a common meter or common usage with other tenant(s), such charges shall be allocated to the Premises by square footage as reasonably calculated and determined solely by Sublandlord and charged as a Master Premises Operating Expense. In no event shall Sublandlord be liable for billings, payment, advancement of money for payment, or reimbursement to others for or with respect to any of the above services, materials, or charges contracted for by Subtenant or directly attributable to Subtenant's use of the Premises, and Subtenant shall not be entitled to any abatement or reduction of Rent nor any rights of constructive eviction or termination by reason of any interruption or failure of utilities, material, or services to the Premises during the Term, except and to the extent that such interruption or failure of utilities, material, or services to the Premises exceeds seven consecutive days and results from the active gross negligence or willful misconduct of Sublandlord or any of Sublandlord's constituent members, partners, agents, or employees.

     Section 8. Services.
                ---------
     (a) Sublandlord shall maintain the public and Common Areas of the Building, including, windows, the mechanical, plumbing, and electrical equipment serving the Building, and the structure itself (to the extent not required of Master Landlord), in reasonably good order and condition so as to meet the reasonable needs of Subtenant, except for damage caused by the Subtenant (excluding normal wear and tear) . Damage by Subtenant shall be repaired by Sublandlord (or as required by Master Landlord under the Master Lease) at Subtenant's expense, except to the extent paid for by the proceeds of available property insurance carried or required to be carried by Sublandlord under the terms of this Sublease or Master Landlord under the terms of the Master Lease. The standard of maintenance shall be equal to that of other office buildings of a similar class south of Market Street in downtown San Francisco.

     (b) Sublandlord shall furnish (i) electricity (at Subtenant's cost) to power panels located on each floor; (ii) heat and air conditioning, to the extent reasonably required for the comfortable occupancy by Subtenant in
Subtenants use of the Premises during the period from 7:00 a   m. to 6:00 p.m.
on weekdays and from 7:00 a.m. to 12:00 p.m. on Saturdays, except holidays, or a shorter period as may be prescribed by applicable policies or regulations adopted by any utility or governmental agency, (iii) elevator service, (iv) lighting replacement, for building standard lights, (v) restroom supplies, (vi) window washing with reasonable frequency, (vii) water for the restrooms and Subtenant supplied kitchen areas. Sublandlord may establish reasonable measures to conserve energy and water, including but not limited to, automatic light shut off after hours and efficient lighting forms, so long as these measures do not unreasonably interfere with Subtenant's use of the Premises.

     (c) Sublandlord shall not be in default under this Sublease, nor be liable for any damages resulting from, nor shall the required rental be abated because of (i) the installation, use, or interruption of use of any equipment in connection with furnishing the previously listed services, (ii) failure to furnish or delay in furnishing these services, when failure or delay is caused by accident or conditions beyond the reasonable control of Sublandlord or by necessary repairs or improvements to the Premises or to the Building, or (iii) the limitation, curtailment, rationing, or restrictions on use of water, electricity, gas, or any other form of energy serving the Premises or the Building. Sublandlord shall use reasonable efforts to diligently remedy interruptions in the furnishing of these services.

     (d) If heat-generating equipment or lighting, other than building standard lights, are installed or used in the Premises, and this equipment or lighting affects the temperature otherwise maintained by the air conditioning system, or if equipment is installed in the Premises that requires a separate temperature controlled room, on Subtenant's request or at Sublandlord's election after notice to Subtenant, Sublandlord shall install supplementary air conditioning facilities in the Premises or shall modify the ventilating and air conditioning system serving the Premises. The capital and maintenance costs of these facilities and modifications shall be borne by Subtenant. However, if Subtenant objects to the proposed installation of supplementary air conditioning facilities or the modification of the ventilating and air conditioning system, Sublandlord shall not make the installation or modification, but Sublandlord shall be relieved of obligations under Section 8(b) of this Sublease to the extent that comfortable occupancy of the Promises cannot be provided without the installation or modification.

     (e) On ten (10) business days' receipt of a bill, Subtenant shall reimburse Sublandlord for the cost of (i) all heat or air conditioning provided to the Premises during hours requested by Subtenant when those services are not otherwise furnished by Sublandlord, and (ii) all power and cooling energy provided for supplementary air conditioning facilities in the Premises. Subtenant shall also pay the cost of any transformers, additional risers, panel boards, and other facilities, if reasonably required to furnish power for supplementary air conditioning facilities in the Premises. The cost of item (i) shall be a per hour charge, reflecting the electrical energy, labor, and fixed plant costs (excluding depreciation) of running the heating and air conditioning system.

     (f) In the event that Sublandlord, at Subtenants request, provides services to Subtenant that are not otherwise provided for in this Sublease, Subtenant shall pay Sublandlord's reasonable charges for these services on billing of Sublandlord.

     Section 9.  Repairs and Maintenance.
                 -----------------------

     (a) Subtenant shall, at Subtenant's sole expense, keep and maintain the Premises, including, without limitation, interior walls, all windows (interior), window frames, plumbing fixtures within the Premises (such as water and drain lines, sinks, toilets, faucets, drains, showers, and water fountains; but excluding bathroom plumbing), electrical fixtures within the Premises (such as conduits outlets, and lighting fixtures, including lamps, bulbs, tubes, and ballasts), interior surfaces of the Premises, latches, locks, skylights (if any), and fire extinguishing equipment within the Premises, and all other interior improvements installed by or on behalf of Subtenant that are part of the Premises and are not required to be maintained by Sublandlord pursuant to
Section 9(e). Subtenant will keep such items in good and clean condition and repair, including, without limitation, through a janitorial service contract (reasonably approved by Sublandlord), and by replacing such items as needed, and deliver to Sublandlord physical possession of the Premises at the termination of this Sublease or any sooner expiration thereof, in good condition and repair, reasonable wear and tear excepted. All repairs and replacements required of Subtenant shall be promptly made with new materials of like kind and quality. If the work affects the structural elements of the Premises or if the estimated cost of any item of repair or replacement is in excess of One Thousand Dollars ($1,000), Subtenant shall first obtain Sublandlord's written approval of the scope of the work, the plans for the work, the materials to be used, and the contractor hired to perform the work. At Sublandlord's election, such maintenance responsibilities and charges shall be performed by Sublandlord and Subtenant shall reimburse Sublandlord as additional rent the cost of such maintenance responsibilities and charges.

     (b) Subject to reimbursement pursuant to Section 4(b) Sublandlord shall maintain for the Building, with licensed repair and maintenance contractors: (i) a service contract for the maintenance of all heating, air conditioning, and ventilation equipment and (ii) a service contract for the maintenance of fire alarm and sprinkler systems. The HVAC contract shall provide for periodic inspections and servicing of the heating, air conditioning, and ventilation equipment at least once every ninety (90) days during the Term of the Sublease.

     (c) If at any time during the Term, including renewals or extensions thereof, Subtenant fails to maintain the Premises, make any repairs or replacements as required by this Section, Sublandlord shall have the right to, but shall not be required to, enter the Premises and perform the maintenance or make the repairs or replacements or enter into appropriate service contracts, as the case may be. Any sums expended by Sublandlord in so doing, together with interest at the lesser of ten percent (10%) per annum or the highest rate allowed by law, shall be deemed additional rent and shall be due from Subtenant promptly on demand of Sublandlord.

     (d) Subtenant waives the provisions of Civil Code 1941 and 1942 and any other law that would require Sublandlord to maintain the Premises in a tenantable condition or would provide Subtenant with the right to make repairs and deduct the cost of those repairs from the rent.

     (e) Subject to reimbursement pursuant to Section 4(b), and Master Landlord's obligations under the Master Lease, Sublandlord shall maintain the Common Areas, Building foundation, the exterior wall structure, and the roof, load-bearing portions of interior walls of the Building, (excluding wall coverings, painting, glass, and doors), Building systems (HVAC, water, sewer, electrical and plumbing) and bathroom and Building main plumbing repairs (but excluding repairs required due to Subtenant's misuse of facilities which may be completed by Sublandlord at Subtenant's expense, except to the extent paid for by the proceeds of available property insurance carried or required to be carried by Sublandlord under the terms of this Sublease or Master Landlord under the terms of the Master Lease). Except as set forth in Exhibit C, Sublandlord will not be required to make any, and Subtenant shall be responsible for the cost of, any repair resulting from: any Alteration or modification to the Building or to mechanical equipment within the Building performed by, for, or because of Subtenant or to special equipment or systems installed by, for, or because of Subtenant; the installation, use, or operation of Subtenant's property, fixtures, and equipment; the moving of Subtenant's property in or out of the Building or in and about the Premises; Subtenant's use or occupancy of the Premises in violation of Section 6 of this Sublease or in the manner not contemplated by the parties at the time of the execution of this Sublease; the acts or omissions of Subtenant and Subtenant's employees, agents, invitees, subtenants, licensees, or contractors; fire and other casualty, except as provided by this Sublease. Sublandlord shall have no obligation to make repairs under this Section until a reasonable time after receipt of written notice from Subtenant of the need for repairs. Subtenant waives any right to repair at the expense Of Sublandlord under any applicable governmental laws, ordinances, statutes, orders, or regulations now or later in effect. If Sublandlord's obligations under this Section would result in capital repairs or improvements to the Premises, such costs shall be amortized in accordance with Section 4(b)(ii)(b).

     Section 10.  Assignment and Subletting.
                  -------------------------
     (a) Subtenant shall not assign or hypothecate this Sublease or any interest herein (by operation of law or otherwise), shall not sublet the Premises or any part thereof, or permit the use of the Premises by any party other than Subtenant, shall not mortgage or encumber the Sublease (or otherwise use the Sublease as a security device) in any manner and shall not materially amend or modify an assignment, sublease, or other Transfer that has been previously approved by Sublandlord (each a Transfer) without the prior written consent of Sublandlord which shall not be unreasonably withheld. If Subtenant is a corporation, a partnership, or a limited liability company, the transfer (as a consequence of a single transaction or any number of separate transactions) of fifty percent (50%) or more of the beneficial ownership interest of the voting stock of Subtenant issued and outstanding as of the date hereof (other than stock transfers over a public exchange if Subtenant is or becomes a publicly traded company on a nationally recognized exchange) or partnership interests in Subtenant, or ownership interests in Subtenant, as the case may be, shall constitute a Transfer hereunder for which such consent is required. Further, Subtenant shall not Transfer this Sublease to any corporation which is controlled by, or is under common control with Subtenant, or to any corporation resulting from merger or consolidation with Subtenant, or to any person or entity which acquires all the assets as a going concern of the business of Subtenant that is being conducted on the Premises, without the prior written consent of Sublandlord which shall not be unreasonably withheld. Any of the foregoing acts without such consent shall be void, and, at the option of Sublandlord, shall terminate this Sublease. Notwithstanding anything to the contrary contained in this Section, provided the use of the Premises does not change and Subtenant fully complies with the remaining provisions of this Section, including but not limited to subsection (f) below, Subtenant may Transfer this Sublease without first obtaining Sublandlord's consent (a "Permitted Transfer") to: (i) an entity which controls Subtenant and has assumed, or is deemed by law to be liable for, all of the liabilities of Subtenant; (ii) a wholly owned subsidiary of Subtenant provided Subtenant remains directly liable under this Sublease; or (iii) a corporation, limited liability company, or other entity which results from a merger, consolidation, reorganization, or asset sale with Subtenant in which the surviving entity (A) acquires substantially all of the assets of Subtenant as a going concern, (B) assumed, or is deemed by law to be liable for, all of the liabilities of Subtenant, and (C) has after such merger, consolidation, reorganization, or asset sale a net worth not less than Subtenant's net worth immediately preceding such merger, consolidation, or other reorganization.

     (b) In the event that Subtenant should desire to Transfer this Sublease, Subtenant shall provide Sublandlord with written notice of such desire at least thirty (30) days in advance of the effective date of such Transfer. Such notice shall include a fully executed letter of intent between

Subtenant and the transferee setting forth the terms of the Transfer, a current financial statement of the proposed sublessee or assignee (covering the preceding three (3) years, if they exist); and a processing fee of One Thousand Dollars ($1,000). At any time within thirty (30) days following receipt of Subtenant's notice, Sublandlord may by written notice to Subtenant elect to (i) in Sublandlord's sole and absolute discretion terminate this Sublease as to the space affected as of the effective date of the proposed Transfer but only in the event Subtenant is seeking to sublet one floor or more of the Premises for more than half of the remaining Term; (ii) consent to the proposed subletting of the Premises or assignment of this Sublease; or (iii) disapprove of the proposed Transfer. If Sublandlord elects to terminate this Sublease, Subtenant may, within five (5) days of Sublandlord's election, rescind its request for the Transfer and such termination shall not take effect. If Sublandlord does not elect (or is not permitted) to terminate this Sublease, however, Sublandlord shall not unreasonably withhold its consent to a proposed Transfer if Subtenant is not in Breach under this Sublease at the time Subtenant requests such consent. Without limiting other situations in which it may be reasonable for Sublandlord to withhold its consent to any proposed assignment or sublease, Sublandlord and Subtenant agree that it shall be reasonable for Sublandlord to withhold its consent in any one or more of the following situations: (i) if, in Sublandlord's reasonable judgment, the net worth of the proposed subtenant or assignee is not commensurate with the obligations of Subtenant under the proposed sublease; (ii) in Sublandlord's reasonable judgment, the business history and reputation in the community of the proposed subtenant or assignee does not meet the standards applied by Sublandlord; (iii) the proposed subtenant or assignee shall be a prospective tenant or a then existing tenant of Sublandlord; (iv) the use proposed by the proposed subtenant or assignee will violate any lease or agreement to which Sublandlord is a party or introduce undesirable Hazardous Substances to the Property; (v) the proposed subtenant or assignee does not meet the qualifications applied by Sublandlord's lender having a first lien on the Premises; (vi) or the proposed subtenant or assignee is a governmental agency, maintains the power of eminent domain or is exempt from the payment of ad valorem or other taxes which would prohibit Sublandlord from collecting any amounts otherwise payable under this Sublease. In any event, Sublandlord shall be entitled to exercise its right of termination in lieu of consenting to a Transfer, as set forth above.

     (c) Except with respect to a Permitted Transferee, Sublandlord and Subtenant agree that fifty percent (50%) of any rent or other consideration received or to be received by or on behalf of or for the benefit of Subtenant as a result of any Transfer, in excess of the aggregate of (i) the Minimum Rent which Subtenant is obligated to pay Sublandlord under this Sublease (prorated to reflect obligations allocable to that portion of the Premises subject to such sublease); and (ii) any leasing commissions, marketing costs or transferee required tenant improvements to the Premises (not to exceed $10 per Rentable
square foot subleased)   paid by Subtenant in connection with the entry by it
into the Transfer, amortized over the remaining months of the Sublease Term, shall be payable to Sublandlord as additional rent under this Sublease without affecting or reducing any other obligation of Subtenant hereunder.
Sublandlord's share of such excess rent or other consideration shall be paid monthly by the subtenant or assignee directly to Sublandlord at the same time as such rent or other consideration is payable to Subtenant.

     (d) Regardless of Sublandlord's consent, no Transfer shall release Subtenant of Subtenant's obligation or alter the primary liability of Subtenant for rent and performance of all other obligations to be performed by Subtenant hereunder. Acceptance of rent by Sublandlord from any other person shall not be deemed to be a waiver by Sublandlord of any provision hereof. Consent to one assignment or subletting shall not be deemed consent to any subsequent or further Transfers. In the event of default by any assignee or successor of Subtenant in performing any of the terms hereof, Sublandlord may proceed directly against Subtenant without the necessity of exhausting remedies against said assignee or successor. Sublandlord may consent to subsequent Transfers of this Sublease or amendments or modifications to this Sublease with assignees of Subtenant, without notifying Subtenant, or any successor of Subtenant, and without obtaining its or their consent thereto and such action shall not relieve Subtenant or any successor of Subtenant of liability under this Sublease.

     (e) Subtenant shall pay to Sublandlord, as an additional rent, all out of pocket and actual costs and reasonable attorney fees incurred by Sublandlord (or imposed on Sublandlord by its lender having a first lien on the Premises) in connection with the evaluation, processing, or documentation of any requested Transfer, whether or not Sublandlord's consent is granted. Sublandlord's costs shall include the cost of any review or investigation performed by Sublandlord or on behalf of Sublandlord of: (i) any Hazardous Substances used, stored, released, or disposed of by the proposed subtenant or assignee, or (ii) violations of any Applicable Requirement by the Subtenant or the proposed subtenant or assignee.

     (f) In order for any Transfer to be binding on Sublandlord, including any Permitted Transfer, Subtenant shall deliver to Sublandlord, promptly after execution thereof an executed copy of such sublease or assignment whereby the sublessee or assignee shall expressly assume the obligations of Subtenant under this Sublease. Any Transfer approved by Sublandlord shall not be effective until Subtenant has delivered to Sublandlord an executed counterpart of the document evidencing the Transfer in form and substance reasonably satisfactory to Sublandlord.

     (g) Any attempted Transfer without Sublandlord's consent shall constitute a Breach. Sublandlord's consent to any one Transfer shall not constitute a waiver of the provision of Section 7 as to any subsequent Transfer or a consent to any subsequent Transfer. Subtenant hereby waives any right to terminate this Sublease from the failure of Sublandlord to provide reasonable consent to any proposed subtenant or assignee under any applicable governmental laws, ordinances, statutes, orders, or regulations now or later in effect, waives any and all actual, consequential or punitive damages resulting from any such failure and agrees that Subtenant's sole remedy in such event of such failure shall be the remedy of specific performance.

     Section 11.  Other Provisions of Sublease. Except as specifically modified
                  ----------------------------
by this Sublease, the terms and provisions of the Master Lease are incorporated into and made a part of this Sublease as if Sublandlord were the lessor, Subtenant the lessee, and the Premises, the Premises under this Sublease, except for the following which are expressly not incorporated herein: Sections: 1.1 through 1.7, 1.10, 1.12 (regarding Exhibit B), 2.1 (second sentence only) 3.1, 3.3, 7.1, 7.2, 8.6 (first clause [eight words] only), 10.2(a) (third sentence only), 11, 12, 13.4, 13.5, 15, 22, 33, 39, 40, 49 and Addendum Sections 2, 3, 4,
6, 8, 9, 10, 12, 14, 15, 17 and Exhibit B. Notwithstanding the foregoing, the term "Lessor" in the following provisions of the Master Lease shall mean Master

Landlord only (and not Sublandlord) 1.9, 8.3 and 9. Subtenant assumes and agrees to perform the lessee's obligations under the Master Lease during the Term to the extent that these obligations are applicable to the Premises. However, the obligation to pay rent and operating costs to Master Landlord under the Master Lease will be considered performed by Subtenant to the extent and in the amount rent and operating costs are paid to Sublandlord in accordance with Section 4 of this Sublease. Subtenant will not commit or suffer any act or omission that will violate any of the provisions of the Master Lease. Sublandlord will exercise due diligence in attempting to cause Master Landlord to perform its obligations under the Master Lease for the benefit of Subtenant. If the Master Lease terminates at the option of Master Landlord, this Sublease will terminate and the parties will be relieved of any further liability or obligation under this Sublease. However, if the Master Lease terminates as a result of a default or breach by Sublandlord or Subtenant under this Sublease or the Master Lease, the defaulting party will be liable to the non-defaulting party for the damage suffered as a result of the termination. Regardless, if the Master Lease gives Sublandlord any right to terminate the Master Lease in the event of Master Landlord Default or Breach, the partial or total damage, destruction, or condemnation of the Master Premises or the building or project of which the Master Premises are a part, the exercise of this right by Sublandlord will not constitute a default or breach.

     Section 12.  Attorney Fees.
                  -------------

        If either party commences an action against the other in connection with this Sublease, the prevailing party will be entitled to recover costs of suit and reasonable attorney fees.

     Section 13.  Broker
                  ------

        Sublandlord and Subtenant each warrant that they have not dealt with any real estate broker in connection with this transaction other than Collier's International as Sublandlord's Broker and HC&M Commercial Properties as Subtenant's Broker. Sublandlord and Subtenant each agree to indemnify, defend, and hold the other harmless against any damages incurred as a result of the breach of the warranty contained in this Sublease.

     Section 14.  Notices.
                  -------

        All notices and demands that may be required or permitted by either party to the other will be in writing. All notices and demands by the Sublandlord to Subtenant will be sent by United States Mail, postage prepaid, addressed to the Subtenant at the Premises, and to the address in this Sublease below, or to any other place that Subtenant may from time to time designate in a notice to the Sublandlord. All notices and demands by the Subtenant to Sublandlord will be sent by United States Mail, postage prepaid, addressed to the Sublandlord at the address in this Sublease, and to any other person or place that the Sublandlord may from time to time designate in a notice to the Subtenant.

     To Sublandlord:  Patrick & Co., Inc.
                      563 Mission Street
                      San Francisco, CA 94105
                      Attn: James Patrick

     To Subtenant:

     Prior to the Commencement Date      Following the Commencement Date
     Andromedia, Inc.                    Andromedia Inc.
     818 Mission Street                  611 Mission Street, Suite 300
     San Francisco, CA 94103             San Francisco, CA 94103
     Attn: Chief Financial Officer       Attn: Chief Financial Officer

     Section 15.  Successors and Assigns.
                  ----------------------
         This Sublease will be binding on and inure to the benefit of the parties to it, their heirs, executors, administrators, successors in interest, and assigns.

     Section 16.  Attornment. If the Master Lease terminates, Subtenant will,
                  ----------
if requested, attorn to Master Landlord and recognize Master Landlord as Sublandlord under this Sublease. However, Subtenant's obligation to attorn to Master Landlord will be conditioned on Subtenant's receipt of a non-disturbance agreement.

     Section 17.  Entry. Sublandlord reserves the right to enter the Premises on
                  -----
reasonable prior notice to Subtenent to inspect the Premises or the performance by subtentans. In an emergency, no notice will be required for entry.

     Section 18.  Late Charge and Interest. The late payment of any Rent will
                  ------------------------
cause Sublandlord to incur additional costs, including the cost to maintain in full force the Master Lease, administration and collection costs, and processing and accounting expenses. If Sublandlord has not received any installment of Rent within five (5) days after that amount is due, Subtenant will pay ten percent (10%) of the delinquent amount, which is agreed to represent a reasonable estimate of the cost incurred by Sublandlord (except on the first such delinquency in any calendar year on which occasion Subtenant shall only pay 5% of the delinquent amount). In addition, all delinquent amounts will bear interest from the date the amount was due until paid in full at a rate per annum ("Applicable Interest Rate") equal to the greater of (a) five percent (5%) per annum plus the then federal discount rate on advances to member banks in effect at the Federal Reserve Bank of San Francisco on the 25th day of the month preceding the date of this Sublease or (b) ten percent (10%). However, in no event will the Applicable Interest Rate exceed the maximum interest rate permitted by law that may be charged under these circumstances. Sublandlord and Subtenant recognize that the damage Sublandlord will suffer in the event of Subtenant's failure to pay this amount is difficult to ascertain and that the late charge and interest are the best estimate of the damage that Sublandlord will suffer. If a late charge becomes payable for any three (3) installments or Rent within any twelve (12) month period, the Rent will automatically become payable quarterly in advance.

     Section 19.  Improvements. Prior to the Commencement Date, Sublandlord
                  ------------
shall provide to Subtenant, at Sublandlord's cost, a completed building shell including, common lobby/entrance, HVAC system stubbed to the Premises (but not distributed), electrical panels with 225 amps to each floor (not distributed), restrooms (with outside walls taped and prepared for painting) elevator, data (fiber) and phone cabling to phone cabinets (not distributed), plumbing connections to each floor

(not distributed but available in bathroom) smoothed and even floors and a light well as more particularly shown in attached Exhibit C (the "Base Building Improvements"). Pursuant to Exhibit C hereto, Sublandlord shall construct Subtenant Improvements (as defined in Exhibit C for the Premises at Subtenant's cost. Sublandlord shall contribute a tenant improvement allowance (the "Allowance") to construct such Subtenant Improvements in the amount of $687,500 (subject to adjustment pursuant to Section 1 in the ratio of $25 per square foot of Rentable Area) to be applied toward all expenses associated with the construction, space planning, engineering, construction drawings, construction management, signage and other necessary permits directly associated with the Subtenant Improvements. Upon Subtenant's request, Sublandlord shall provide an additional tenant improvement allowance to Subtenant of up to $412,500 (subject to adjustment pursuant to Section 1 in the ratio of $15 per square foot of Rentable Area) to be used for the construction of the Subtenant Improvements which amount shall be amortized (at an annual interest rate of 10%) and repaid to Sublandlord over the Term of the Sublease in the form of additional rent by amendment to this Sublease pursuant to Exhibit C (Sublandlord Additional Allowance). Under no circumstances shall the Allowance or Sublandlord Additional Allowance be used for Subtenant's due diligence review of the Premises (or this Sublease) nor the design, acquisition or planning costs of Subtenant's personal property, furniture, trade fixtures or equipment.

     Section 20.  Options To Extend Term. (a) Subtenant shall have one option
                  ----------------------
(the Extension Option) to extend the Term for five (5) years for the entire Premises by giving Sublandlord prior written notice of Subtenant's election to exercise this option not less than two hundred and ten (210) days before the expiration of the Term. However, if there exists an uncured Default or Breach on Subtenant's part either at the time of the exercise of any Extension Option or at the time that any Option Period would commence, Sublandlord may cancel Subtenants exercise of such Extension Option, in which case the Extension Option shall be of no further force or effect and all subsequent Extension Options shall be deemed canceled. The Extension Option shall be on all the same terms of this Sublease provided that the Minimum Rent for each such Option Period shall be increased in accordance with Section 21 of this Sublease.

     (b) The Extension Option is personal to the named tenant herein and any Transfer of such tenant's interest in the Sublease (other than a Permitted Transfer), whether or not consented to by Sublandlord, shall cause such Extension Option to terminate and be of no further force or effect.

     Section 21.  Determination of Minimum Rent for Extension Option. For
                  --------------------------------------------------
purposes of Section 20(a), Minimum Rent shall be determined as follows:

     (a) Parties shall have until the later to occur of (i) fifteen (15) days from the receipt by Sublandlord of Subtenant's notice electing to exercise an Extension Option, or (ii) one hundred ninety-five (195) days prior to the expiration of the initial Sublease Term to agree on the Minimum Rent for the Option Period which shall in any case no less than the previous Minimum Rental due for the last year of the expiring Sublease Term. If the parties agree on the Minimum Rent for the Option Period, by such date, they shall immediately execute an amendment to this Sublease stating the Minimum Rent for the Option Period and memorializing the extension of the Term in accordance with Section 20 hereof.

     (b) If the parties are unable to agree upon the Minimum Rent for the Option Period in accordance with Section 21(a), then within fourteen (14) days after the parties fail to agree on the Minimum Rent for the Option Period, each party at its cost and by giving notice to the other party, shall appoint a real estate appraiser with at least five (5) years full time MAI appraisal experience in the City and County of San Francisco, to determine the Minimum Rent for the Option Period, and shall deliver to said appraiser as well as the other party, such party's proposal for the Minimum Rent for the Option Period. If a party does not appoint an appraiser within said fourteen (14) day period and the other party has given notice of the name of its appraiser, the single appraiser appointed shall be the sole appraiser and shall determine the Minimum Rent for the Option Period. If an appraiser is appointed by each of the parties as provided in this section, they shall meet promptly and attempt to set the Minimum Rent for the Option Period, by agreeing on which party's proposal most closely reflects the Fair Market Rental Value of the Premises for the Option Period. If they are unable to agree within thirty (30) days after the second appraiser has been appointed, the two appraisers shall within ten (10) days following the end of such thirty-day period chose a third appraiser or if the two appraisers cannot agree on a third appraiser within such ten-day period, either of the parties to this Sublease, by giving ten (10) days notice to the other party, can apply to the then Presiding Judge of the San Francisco Superior Court for the appointment of a third appraiser who meets the qualifications stated in this section. The third appraiser, however, shall be a person who has not previously acted in any capacity for either party during the prior three years. Within thirty (30) days after the selection of the third appraiser, a majority of the appraisers shall determine which party's proposal more closely reflects the Fair Market Rental Value of the Premises for the Option Period.
The party whose proposal is not selected shall bear the cost of appointing the third appraiser together with such third appraiser's fee. As used herein, Fair Market Rental Value shall mean the then prevailing annual rental rate per square foot of rentable area for office space in comparable buildings and with comparable tenant improvements, in the south of Market Street area in downtown San Francisco, for the renewal of tenant designed premises which have been recently improved for tenant occupancy similar to the Premises, comparable in area and location to the space for which such rental rate is being determined (to the extent that quoted rental rates vary with regard to location), being leased for a duration comparable to the term for which such space is being leased and taking into consideration rental concessions and abatements, tenant improvement allowances, and renewal commissions, if any, being offered by Sublandlord, the present condition of the space, operating expenses and taxes, other adjustments to basic rent and other comparable factors to lease renewal, but excluding any adjustments for brokerage commissions, pre-occupancy construction period rent allowances, moving allowances or other concessions offered in the market for new space leases.

     (c) After the appraisers determine which party's proposal more closely reflects the Fair Market Rental Value of the Premises for the Option Period, the appraisers shall immediately notify the parties and the parties of their findings and the parties shall immediately execute an amendment to this Sublease stating the Minimum Rent for the Option Period, which in any case shall be no less than the previous Minimum Rental due for the last year of the expiring Sublease Term, and which amendment shall memorialize the extension of the Term in accordance with Section 20 hereof.

     Section 22.  Sale by Master Landlord to Sublandlord. In the event of a
     ----------
sale or conveyance of all of the Master Landlord's right title and interest in the Master Premises to Sublandlord, Subtenant agrees to look solely to Sublandlord as the successor in interest of Master Landlord in and to the Building and this Sublease and this Sublease shall continue in full force and effect as a direct lease between Sublandlord and Subtenant upon all of the terms, covenants and conditions of the Sublease. Tenant agrees to attorn to Sublandlord as the successor in interest of Master Landlord and to execute such amendments or modifications to this Sublease, or restatement of this Sublease as a lease, as may reasonably be required by Sublandlord to effect such transfer.

     Section 23.  Quiet Enjoyment. Subtenant shall peacefully have, hold and
                  ---------------
enjoy the Premises, subject to the terms and conditions of this Sublease, provided that Subtenant pays all rent and performs all of Subtenant's covenants and agreements contained herein.

     Section 24.  Entire Agreement. This Sublease sets forth all the agreements
                  ----------------
between Sublandlord and Subtenant concerning the Premises, and there are no other agreements either oral or written other than as set forth in this Sublease.

     Section 25.  Time of Essence. Time is of the essence in this Sublease.
                  ---------------

     Section 26.  Governing Law. This Sublease will be governed by and
                  -------------
construed in accordance with California law.

     Section 27.  Offer. Preparation of this Sublease by Sublandlord or
                  -----
Sublandlord's agent and submission to Subtenant shall not be deemed an offer to lease. This Sublease shall become binding on Sublandlord and Subtenant only when fully executed by Sublandlord.

     Section 28.  Further Assurances. In addition to the actions specifically
                  ------------------
mentioned in this Sublease, the parties shall each do whatever may be reasonably necessary to accomplish the transactions contemplated in this Sublease including, without limitation, execution of all applications, permits and approvals required for construction of the Improvements; cooperation in obtaining Subordination, Non-disturbance and Attornment Agreements from holders of senior encumbrances on the Property, execution of a mutual waiver of subrogation of property insurance claims between Subtenant and Master Landlord and cooperation in completing Subtenant's Y2K compliance audit (at Subtenant's expense) of the Building and Building Systems.

     In Witness Whereof, the parties have executed this Sublease as of the date first above written.

Subtenant: Andromedia, Inc.         Sublandlord: Patrick & Co, Inc.

/s/ Stephen Ghiglieri                         /s/Jamie T. Patrick
---------------------                            -------------------
Stephen Ghiglieri, Chief Financial Officer        Jamie T. Patrick
Date:  August __, 1999              Date:         August 16, 1999

                                   EXHIBIT A

                  AMERICAN INDUSTRIAL REAL ESTATE ASSOCIATION

                              AMENDED AND RESTATED

            STANDARD INDUSTRIAL/COMMERCIAL SINGLE-TENANT LEASE--NET
               (DO NOT USE THIS FORM FOR MULTI-TENANT BUILDINGS)

1.   Basic Provisions ("Basic Provisions")

     1.1 Parties: This Lease ("Lease"), dated for reference purposes only September 30, 1998, is made by and between 611 MISSION LLC, a California limited
------------------                         -------------------------------------
liability company ("Lessor") and PATRICK & CO., a California corporation
-----------------                ---------------------------------------
("Lessee"), collectively the "Parties," or individually a "Party").

     1.2 Premises: That certain real property, including all improvements therein or to be provided by Lessor under the terms of this Lease, and commonly known as 611 Mission Street located in the County of San Francisco, State of
         ------------------                          -------------
California, and generally described as (describe briefly the nature of the
----------
property and, if applicable, the "Project", if the property is located within a Project) per paragraph 3 of the Addendum ("Premises"). (See also Paragraph 2)
             ---------------------------

     1.3   Term: Twenty years and zero months ("Original Term")
                 ------           ----
commencing                ("Commencement Date") and ending         ("Expiration
           --------------                                  --------
Date"). (See also Paragraph 3)

     1.4   Early Possession: -not applicable- ("Early Possession Date"). (See
                             ----------------
also Paragraphs 3.2 and 3.3)

     1.5   Base Rent: $68,491.13 per month ("Base Rent"), payable on the first
                      ----------                                         -----
day of each month commencing per Paragraph 4 of the Addendum. (See also
                                 ---------------------------
Paragraph 4)

    [ ] If this box is checked, there are provisions in this Lease for the Base Rent to be adjusted.

     1.6   Base Rent Paid Upon Execution: $68,491.13 as Base Rent for the period
                                          ----------
           of the first month of the Commencement Date.
           -------------------------------------------

     1.7   Security Deposit: $40,000.00 ("Security Deposit"). (See also
                             ----------
Paragraph 5)

     1.8   Agreed Use: General office purposes, storage, retail, and light
                       ---------------------------------------------------
manufacturing permitted by applicable laws. (See also Paragraph 6)
------------------------------------------

     1.9 Insuring Party: Lessor is the "Insuring Party" unless otherwise stated herein. (See also Paragraph 8)

     1.10  Real Estate Brokers:  (See also Paragraph 16)

          (a) Representation: The following real estate brokers (collectively, the "Brokers") and brokerage relationships exist in this transaction (check applicable boxes):


[ ]  Grubb & Ellis    represents Lessor exclusively ("Lessor's Broker");
     ----------------
[ ]                   represents Lessee exclusively ("Lessee's Broker"); or
     ----------------
[ ]                   represents both Lessor and Lessee ("Dual Agency").
     ----------------

          (b) Payment to Brokers: Upon execution and delivery of this Lease by both Parties, Lessor shall pay to the Broker the fee agreed to in their separate written agreement which fee shall be $200,000.00.

     1.11 Guarantor: The obligations of the Lessee under this Lease are to be guaranteed by none ("Guarantor"). (See also Paragraph 37)
              ----

     1.12 Addenda and Exhibits: Attached hereto is an Addendum or Addenda consisting of Paragraphs 1 through 23 and Exhibits A (Legal Description) and B
                         -         --              ---------------------------
(Work Letter), all of which constitute a part of this Lease.
-------------

2.   Premises.


     2.1 Letting. Lessor hereby leases to Lessee, and Lessee hereby leases from Lessor, the Premises, for the term, at the rental, and upon all of the terms, covenants and conditions set forth in this Lease. Unless otherwise provided herein, any statement of size set forth in this Lease, or that may have been used in calculating rental, is an approximation which the Parties agreed is reasonable and the rental based thereon is not subject to revision whether or not the actual size is more or less.

     2.2 Condition. Lessor shall deliver the Premises to Lessee broom clean and free of debris on the Commencement Date or the Early Possession Date, whichever first occurs ("Start Date"), and, so long as the required service contracts described in Paragraph 7.1(b) below are obtained by Lessee within thirty (30) days following the Start Date, warrants that the existing electrical, plumbing, fire sprinkler, lighting, heating, ventilating and air conditioning systems ("HVAC"), loading doors, if any, and all other such elements in the Premises, other than those constructed by Lessee, shall be in good operating condition on said date and that the structural elements of the roof, bearing walls and foundation of any buildings on the Premises (the "Building") shall be free of material defects. If a non-compliance with said warranty exists as of the Start Date, Lessor shall, as Lessor's sole obligation with respect to such matter, except as otherwise provided in this Lease, promptly after receipt of written notice from Lessee setting forth with specificity the nature and extent of such non-compliance, rectify same at Lessor's expense. If, after the Start Date, Lessee does not give Lessor written notice of any non-compliance with this warranty within: (i) one year as to the surface of the roof and the structural portions of the roof, foundations and bearing walls, (ii) six (6) months as to the HVAC systems, (iii) thirty (30) days as to the remaining systems and other elements of the Building, correction of such non-compliance shall be the obligation of Lessee at Lessee's sole cost and expense.

     2.3 Compliance. Lessor warrants that the improvements on the Premises comply with all applicable laws, covenants or restrictions of record, building codes, regulations and ordinances

("Applicable Requirements") in effect on the Start Date. [Said warranty does not apply to the use to which Lessee will put the Premises or to any Alterations or Utility Installations (as defined in Paragraph 7.3(a)) made or to be made by Lessee. NOTE: Lessee is responsible for determining whether or not the zoning is appropriate for Lessee's intended use, and acknowledges that past uses of the Premises may no longer be allowed.] If the Premises do not comply with said warranty, Lessor shall, except as otherwise provided, promptly after receipt of written notice from Lessee setting forth with specificity the nature and extent of such non-compliance, rectify the same at Lessor's expense. If Lessee does not give Lessor written notice of a non-compliance with this warranty within six (6) months following the Start Date, correction of that non-compliance shall be the obligation of Lessee at Lessee's sole cost and expense. If the Applicable Requirements are hereafter changed (as opposed to being in existence at the Start Date, which is addressed in Paragraph 6.2(e) below) so as to require during the term of this Lease the construction of an addition to or an alteration of the Building, the remediation of any Hazardous Substance, or the reinforcement or other physical modification of the Building ("Capital Expenditure"), Lessor and Lessee shall allocate the cost of such work as follows:

          (a) Subject to Paragraph 2.3(c) below, if such Capital Expenditures are required as a result of the specific and unique use of the Premises by Lessee as compared with uses by tenants in general, Lessee shall be fully responsible for the cost thereof, provided, however that if such Capital Expenditure is required during the last two (2) years of this Lease and the cost thereof exceeds six (6) months' Base Rent, Lessee may instead terminate this Lease unless Lessor notifies Lessee, in writing, within ten (10) days after receipt of Lessee's termination notice that Lessor has elected to pay the difference between the actual cost thereof and the amount equal to six (6) months' Base Rent. If Lessee elects termination, Lessee shall immediately cease the use of the Premises which requires such Capital Expenditure and deliver to Lessor written notice specifying a termination date at least ninety (90) days thereafter. Such termination date shall, however, in no event be earlier than the last day that Lessee could legally utilize the Premises without commencing such Capital Expenditure.

          (b) If such Capital Expenditure is not the result of the specific and unique use of the Premises by Lessee (such as, governmentally mandated seismic modifications), then Lessor and Lessee shall allocate the obligation to pay for such costs pursuant to the provisions of Paragraph 7.1(c); provided, however, that if such Capital Expenditure is required during the last two years of this Lease or if Lessor reasonably determines that it is not economically feasible to pay its share thereof, Lessor shall have the option to terminate this Lease upon ninety (90) days prior written notice to Lessee unless Lessee notifies Lessor, in writing, within ten (10) days after receipt of Lessor's termination notice that Lessee will pay for such Capital Expenditure. If Lessor does not elect to terminate, and fails to tender its share of any such Capital Expenditure, Lessee may advance such funds and deduct same, with interest, from Rent until Lessor's share of such costs has been fully paid. If Lessor is unable to finance Lessor's share, or if the balance of the Rent due and payable for the remainder of this Lease is not sufficient to fully reimburse Lessee on an offset basis, Lessee shall have the right to terminate this Lease upon thirty (30) days written notice to Lessor.

          (c) Notwithstanding the above, the provisions concerning Capital Expenditures are intended to apply only to non-voluntary, unexpected, and new Applicable Requirements. If the Capital Expenditures are instead triggered by Lessee as a result of an actual or proposed change in use, change in intensity of use, or modification to the Premises then, and in that event, Lessee shall be fully responsible for the cost thereof, and Lessee shall not have any right to terminate this Lease.

     2.4 Acknowledgements. Lessee acknowledges that: (a) it has been advised by Lessor and/or Brokers to satisfy itself with respect to the condition of the Premises (including but not limited to the electrical, HVAC and fire sprinkler systems, security, environmental aspects, and compliance with Applicable Requirements), and their suitability for Lessee's intended use, (b) Lessee has made such investigation as it deems necessary with reference to such matters and assumes all responsibility therefor as the same relates to its occupancy of the Premises, and (c) neither Lessor, Lessor's agents, nor any Broker has made any oral or written representations or warranties with respect to said matters other than as set forth in this Lease. In addition, Lessor acknowledges that: (a) Broker has made no representations, promises or warranties concerning Lessee's ability to honor the Lease or suitability to occupy the Premises, and (b) it is Lessor's sole responsibility to investigate the financial capability and/or suitability of all proposed tenants.

     2.5 Lessee as Prior Owner/Occupant. The warranties made by Lessor in Paragraph 2 shall be of no force or effect if immediately prior to the Start Date Lessee was the owner or occupant of the Premises. In such event, Lessee shall be responsible for any necessary corrective work.

3.   Term.

     3.1 Term. The Commencement Date, Expiration Date and Original Term of this Lease are as specified in Paragraph 1.3.

     3.2 Early Possession. If Lessee totally or partially occupies the Premises prior to the Commencement Date, the obligation to pay Base Rent shall be abated for the period of such early possession. All other terms of this Lease (including but not limited to the obligations to pay Real Property Taxes and insurance premiums and to maintain the Premises) shall, however, be in effect during such period. Any such early possession shall not affect the Expiration Date.

     3.3 Delay in Possession. Lessor agrees to use its best commercially reasonable efforts to deliver possession of the Premises to Lessee by the Commencement Date. If, despite said efforts, Lessor is unable to deliver possession as agreed, Lessor shall not be subject to any liability therefor, nor shall such failure affect the validity of this Lease, Lessee shall not, however, be obligated to pay Rent or perform its other obligations until it receives possession of the Premises. If possession is not delivered within sixty (60) days after the Commencement Date, Lessee may, at its option, by notice in writing within ten (10) days after the end of such sixty (60) day period, cancel this Lease, in which event the Parties shall be discharged from all obligations hereunder. If such written notice is not received by Lessor within said ten
(10) day period, Lessee's right to cancel shall terminate. Except as otherwise provided, if possession is not tendered to Lessee by the Start Date and Lessee does not terminate this Lease, as aforesaid, any period of rent abatement that Lessee would otherwise have enjoyed shall run from the date of delivery of possession and continue for a period equal to what Lessee would otherwise have enjoyed under the terms hereof, but minus any days of delay caused by the acts or omissions of Lessee. If possession of the Premises is not delivered within four (4) months after the Commencement Date, this Lease shall terminate unless other agreements are reached between Lessor and Lessee, in writing.

     3.4 Lessee Compliance. Lessor shall not be required to tender possession of the Premises to Lessee until Lessee complies with its obligation to provide evidence of insurance (Paragraph 8.5). Pending delivery of such evidence, Lessee shall be required to perform all of its obligations under this Lease from and after the Start Date, including the payment of Rent, notwithstanding Lessor's election to withhold possession pending receipt of such evidence of insurance. Further, if Lessee is required to perform any other conditions prior to or concurrent with the Start Date, the Start Date shall occur but Lessor may elect to withhold possession until such conditions are satisfied.

4.   Rent.

     4.1 Rent Defined. All monetary obligations of Lessee to Lessor under the terms of this Lease (except for the Security Deposit) are deemed to be rent ("Rent").

     4.2 Payment. Lessee shall cause payment of Rent to be received by Lessor in lawful money of the United States, without offset or deduction (except as specifically permitted in this Lease), on or before the day on which it is due. Rent for any period during the term hereof which is for less than one (1) full calendar month shall be prorated based upon the actual number of days of said month. Payment of Rent shall be made to Lessor at its address stated herein or to such other persons or place as Lessor may from time to time designate in writing. Acceptance of a payment which is less than the amount then due shall not be a waiver of Lessor's rights to the balance of such Rent, regardless of Lessor's endorsement of any check so stating.

5. Security Deposit. Lessee shall deposit with Lessor upon execution hereof the Security Deposit as security for Lessee's faithful performance of its obligations under this Lease. [If Lessee fails to pay Rent, or otherwise Defaults under this Lease, Lessor may use, apply or retain all or any portion of said Security Deposit for the payment of any amount due Lessor or to reimburse or compensate Lessor for any liability, expense, loss or damage which Lessor may suffer or incur by reason thereof.] If Lessor uses or applies all or any portion of said Security Deposit, Lessee shall within ten (10) days after written request therefor deposit monies with Lessor sufficient to restore said Security Deposit to the full amount required by this Lease. [If the Base Rent increases during the term of this Lease, Lessee shall, upon written request from Lessor, deposit additional monies with Lessor so that the total amount of the Security Deposit shall at all times bear the same proportion to the Increased Base Rent as the Initial Security Deposit bore to the Initial Base Rent.]
Should the Agreed Use be amended to accommodate a material change in the business of Lessee or to accommodate a sublessee or assignee, Lessor shall have the right to increase the Security Deposit to the extent necessary, in Lessor's reasonable judgment, to account for any increased wear and tear that the Premises may suffer as a result thereof. If a change in control of Lessee occurs during this Lease and following such change the financial condition of Lessee is, in Lessor's reasonable judgment, significantly reduced, Lessee shall deposit such additional monies with Lessor as shall be sufficient to cause the Security Deposit to be at a commercially reasonable level based on said change in financial condition.] Lessor shall not be required to keep the Security Deposit separate from its general accounts. Within fourteen
(14) days after the expiration or termination of this Lease, if Lessor elects to apply the Security Deposit only to unpaid Rent, and otherwise within thirty (30) days after the Premises have been vacated pursuant to Paragraph 7.4(c) below, Lessor shall return that portion of the Security Deposit not used or applied by Lessor. No part of the Security Deposit shall be considered to be held in trust, to bear interest or to be prepayment for any monies to be paid by Lessee under this Lease.

6.   Use.

     6.1 Use. Lessee shall use and occupy the Premises only for the Agreed Use, or any other legal use which is reasonably comparable thereto, and for no other purpose. Lessee shall not use or permit the use of the Premises in a manner that is unlawful, creates damage, waste or a nuisance, or that disturbs owners and/or occupants of, or causes damage to neighboring properties. Lessor shall not unreasonably withhold or delay its consent to any written request for a modification of the Agreed Use, so long as the same will not impair the structural integrity of the improvements on the Premises or the mechanical or electrical systems therein, is not significantly more burdensome to the Premises. If Lessor elects to withhold consent, Lessor shall within five (5) business days after such request give written notification of same, which notice shall include an explanation of Lessor's objections to the change in use.

     6.2  Hazardous Substances.

          (a) Reportable Uses Require Consent. The term "Hazardous Substance" as used in this Lease shall mean any product, substance, or waste whose presence, use, manufacture, disposal, transportation, or release, either by itself or in combination with other materials expected to be on the Premises, is either: (i) potentially injurious to the public health, safety or welfare, the environment or the Premises, (ii) regulated or monitored by any governmental authority, or (iii) a basis for potential liability of Lessor to any governmental agency or third party under any applicable statute or common law theory. Hazardous Substances shall include, but not be limited to, hydrocarbons, petroleum, gasoline, and/or crude oil or any products, by-products or fractions thereof. Lessee shall not engage in any activity in or on the Premises which constitutes a Reportable Use of Hazardous Substances without the express prior written consent of Lessor and timely compliance (at Lessee's expense) with all Applicable Requirements. "Reportable Use" shall mean (i) the installation or use of any above or below ground storage tank, (ii) the generation, possession, storage, use, transportation, or disposal of a Hazardous Substance that requires a permit from, or with respect to which a report, notice, registration or business plan is required to be filed with, any governmental authority, and/or (iii) the presence at the Premises of a Hazardous Substance with respect to which any Applicable Requirements requires that a notice be given to persons entering or occupying the Premises or neighboring properties. Notwithstanding the foregoing, Lessee may use any ordinary and customary materials reasonably required to be used in the normal course of the Agreed Use, so long as such use is in compliance with all Applicable Requirements, is not a Reportable Use, and does not expose the Premises of neighboring property to any meaningful risk of contamination or damage or expose Lessor to any liability therefor. In addition, Lessor may condition its consent to any Reportable Use upon receiving such additional assurances as Lessor reasonably deems necessary to protect itself, the public, the Premises and/or the environment against damage, contamination, injury and/or liability, but not limited to, the installation (and removal on or before Lease expiration or termination) of protective modifications (such as concrete encasements) and/or increasing the Security Deposit.

          (b) Duty to Inform Lessor. If Lessor knows, or has reasonable cause to believe, that a Hazardous Substance has come to be located in, on, under or about the Premises, other than as previously consented to by Lessor, Lessee shall immediately give written notice of such fact to Lessor, and provide Lessor with a copy of any report, notice, claim or other documentation which it has concerning the presence of such Hazardous Substance.

          (c) Lessee Remediation. Lessee shall not cause or permit any Hazardous Substance to be spilled or released in, on, under, or about the Premises (including through the plumbing or sanitary sewer system) and shall promptly, at Lessee's expense, take all investigatory and/or remedial action reasonably recommended, whether or not formally ordered or required, for the cleanup of any contamination of, and for the maintenance, security and/or monitoring of the Premises or neighboring properties, that was caused or materially contributed to by Lessee, or pertaining to or involving any Hazardous Substance brought onto the Premises during the term of this Lease, by or for Lessee, or any third party.

          (d) Lessee Indemnification. Lessee shall indemnify, defend and hold Lessor, its agents, employees, lenders and ground lessor, if any, harmless from and against any and all loss of rents and/or damages, liabilities, judgments, claims, expenses, penalties, and attorneys' and consultants' fees arising out of or involving any Hazardous Substance brought onto the Premises by or for Lessee, of any third party (provided, however, that Lessee shall have no liability under this Lease with respect to underground migration of any Hazardous Substance under the Premises from adjacent properties). Lessee's obligations shall include, but not be limited to, the effects of any contamination or injury to person, property or the environment created or suffered by Lessee, and the cost of investigation, removal, remediation, restoration and/or abatement, and shall survive the expiration or termination of this Lease. No termination, cancellation or release agreement entered into by Lessor and Lessee shall release Lessee from its obligations under this Lease with respect to Hazardous Substances, unless specifically so agreed by Lessor in writing at the time of such agreement.

          (e) Lessor Indemnification. Lessor and its successors and assigns shall indemnify, defend, reimburse and hold Lessee, its employees and lenders, harmless from and against any and all environmental damages, including the cost of remediation, which existed as a result of Hazardous Substances on the Premises prior to the Start Date or which are caused by the gross negligence or willful misconduct of Lessor, its agents or employees. Lessor's obligations, as and when required by the Applicable Requirements, shall include, but not be limited to, the cost of investigation, removal, remediation, restoration and/or abatement, and shall survive the expiration or termination of this Lease.

          (f) Investigations and Remediations. Lessor shall retain the responsibility and pay for any investigations or remediation measures required by governmental entities having jurisdiction with respect to the existence of Hazardous Substances on the Premises prior to the Start Date, unless such remediation measure is required as a result of Lessee's use (including "Alterations", as defined in Paragraph 7.3(a) below) of the Premises, in which event Lessee shall be responsible for such payment. Lessee shall cooperate fully in any such activities at the request of Lessor, including allowing Lessor and Lessor's agents to have reasonable access to the Premises at reasonable times in order to carry out Lessor's investigative and remedial responsibilities.

          (g) Lessor Termination Option. If a Hazardous Substance Condition occurs during the term of this Lease, unless Lessee is legally responsible therefor (in which case Lessee shall make the investigation and remediation thereof required by the Applicable Requirements and this Lease shall continue in full force and effect, but subject to Lessor's rights under Paragraph 6.2(d) and Paragraph 13), Lessor may, at Lessor's option, either (i) investigate and remediate such Hazardous Substance Condition, if required, as soon as reasonably possible at Lessor's expense, in which event this Lease shall continue in full force and effect, or (ii) if the estimated cost to remediate such condition exceeds twelve (12) times the then monthly Base Rent or $100,000, whichever is greater, given written notice to Lessee, within thirty (30) days after receipt by Lessor knowledge of the occurrence of such Hazardous Substance Condition, of Lessor's desire to terminate this Lease as of the date sixty (60) days following the date of such notice. In the event Lessor elects to give a termination notice, Lessee may, within ten (10) days thereafter, give written notice to Lessor of Lessee's commitment to pay the amount by which the cost of the remediation of such Hazardous Substance Condition exceeds an amount equal to twelve (12) times the then monthly Base Rent or $100,000, whichever is greater. Lessee shall provide Lessor with said funds or satisfactory assurance thereof within thirty (30) days following such commitment. In such event, this Lease shall continue in full force and effect, and Lessor shall proceed to make such remediation as soon as reasonably possible after the required funds are available. If Lessee does not give such notice and provide the required funds or assurance thereof within the time provided, this Lease shall terminate as of the date specified in Lessor's notice of termination.

     6.3 Lessee's Compliance with Applicable Requirements. Except as otherwise provided in this Lease, Lessee shall, at Lessee's sole expense, fully, diligently and in a timely manner, materially comply with all Applicable Requirements, the requirements of any applicable fire insurance underwriter or rating bureau, and the recommendations of Lessor's engineers and/or consultants which relate in any manner to the Premises, without regard to whether said requirements are now in effect or become effective after the Start Date. Lessee shall, within ten (10) days after receipt of Lessor's written request, provide Lessor with copies of all permits and other documents, and other information evidencing Lessee's compliance with any Applicable Requirements specified by Lessor, and shall immediately upon receipt, notify Lessor in writing (with copies of any documents involved) of any threatened or actual claim, notice, citation, warning, complaint or report pertaining to or involving the failure of Lessee or the Premises to comply with any Applicable Requirements.

     6.4 Inspection; Compliance. Lessor and Lessor's "Lender" (as defined in Paragraph 30 below) and consultants shall have the right to enter into Premises at any time, in the case of an emergency, and otherwise at reasonable times, for the purpose of inspecting the condition of the Premises and for verifying compliance by Lessee with this Lease. The cost of any such inspections shall be paid by Lessor, unless a violation of Applicable Requirements, or a contamination is found to exist or be imminent, or the inspection is requested or ordered by a governmental authority. In such case, Lessee shall upon request reimburse Lessor for the cost of such inspections, so long as such inspection is reasonably related to the violation or contamination.

7.   Maintenance; Repairs, Utility Installations; Trade Fixtures and
Alterations.

     7.1  Lessee's Obligations.

          (a) In General. Subject to the provisions of Paragraph 2.2 (Condition), 2.3 (Compliance), 6.3 (Lessee's Compliance with Applicable Requirements), 7.2 (Lessor's Obligations), 9 (Damage or Destruction), and 14 (Condemnation), Lessee shall, at Lessee's sole expense, keep the Premises, Utility Installations and Alterations in good order, condition and repair (whether or not the portion of the Premises requiring repairs, or the means of repairing the same, are reasonably or readily accessible to Lessee, and whether or not the need for such repairs occurs as a result of Lessee's use, any prior use, the elements or the age of such portion of the Premises), including, but not limited to, all equipment or facilities, such as plumbing, heating, ventilating, air conditioning, electrical, lighting facilities, boilers, pressure vessels, fire protection system, fixtures, walls (interior and exterior), foundations, ceilings, roofs, floors, windows, doors, plate glass, skylights, landscaping, driveways, parking lots, fences, retaining walls, signs, sidewalks and parkways located in, on, or adjacent to the Premises, Lessee, in keeping the Premises in good order, condition and repair, shall exercise and perform good maintenance practices, specifically including the procurement and maintenance of the service contracts required by Paragraph 7.1(b) below. Lessee's obligations shall include restorations, replacements or renewals when necessary to keep the Premises and all Improvements thereon or a part thereof in good order, condition and state of repair. Lessee shall, during the term of this Lease, keep the exterior appearance of the Building in a first-class condition consistent with the exterior appearance of other similar facilities of comparable age and size in the vicinity, including, when necessary, the exterior repainting of the Building.

          (b) Service Contracts. Lessee shall, at Lessee's sole expense, procure and maintain contracts, with copies to Lessor, in customary form and substance for, and with contractors specializing and experienced in the maintenance of the following equipment and improvements, if any, if and when installed on the Premises; (i) HVAC equipment, (ii) boiler and pressure vessels, (iii) fire extinguishing systems, including fire alarm and/or smoke detection, (iv) landscaping and irrigation systems, (v) roof covering and drains, (vi) driveways and parking lots, (vii) clarifiers, (viii) basic utility feed to the perimeter of the Building, and (ix) any other equipment, if reasonably required by Lessor.

          (c) Replacement. Subject to Lessor's indemnification of Lessor as set forth in Paragraph 8.7 below, and without relieving Lessee of liability resulting from Lessee's failure to exercise and perform good maintenance practices, if the Basic Elements described in

Paragraph 7.1(b) cannot be repaired other than at a cost which is in excess of 50% of the cost of replacing such Basic Elements, then such Basic Elements shall be replaced by Lessor, and the cost thereof shall be prorated between the Parties and Lessee shall only be obligated to pay, each month during the remainder of the term of this Lease, on the date on which Base Rent is due, an amount equal to the product of multiplying the cost of such replacement by a fraction, the numerator of which is one, and the denominator of which is the number of months of the useful life of such replacement as such useful life is specified pursuant to Federal income tax regulations or guidelines for depreciation thereof (including interest on the unamortized balance as is then commercially reasonable in the judgment of Lessor's accountants), with Lessee reserving the right to prepay its obligation at any time.

     7.2 Lessor's Obligations. Subject to the provisions of Paragraphs 2.2 (Condition), 2.3 (Compliance), 9 (Damages or Destruction) and 14 (Condemnation), it is intended by the Parties hereto that Lessor have no obligation, in any manner whatsoever, to repair and maintain the Premises, or the equipment therein, all of which obligations are intended to be that of the Lessee. It is the intention of the Parties that the terms of this Lease govern the respective obligations of the Parties as to maintenance and repair of the Premises, and they expressly waive the benefit of any statute now or hereafter in effect to the extent it is inconsistent with the terms of this Lease.

     7.3  Utility Installations; Trade Fixtures; Alterations.

          (a) Definitions; Consent Required. The term "Utility Installations" refers to all floor and window coverings, air lines, power panels, electrical distribution, security and fire protection systems, communication systems, lighting fixtures, HVAC equipment, plumbing, and fencing in or on the Premises. The term "Trade Fixtures" shall mean Lessee's machinery and equipment that can be removed without doing material damage to the Premises. The term "Alterations" shall mean any modification of the improvements, other than Utility Installations or Trade Fixtures; whether by addition or deletion. "Lessee Owned Alterations and/or Utility Installations" are defined as Alterations and/or Utility Installations made by Lessee that are not yet owned by Lessor pursuant to Paragraph 7.4(a). Lessee shall not make any Alterations or Utility Installations to the Premises without Lessor's prior written consent. Lessee may, however, make non-structural Utility Installations to the interior of the Premises (excluding the roof) without such consent but upon notice to Lessor, as long as they are not visible from the outside, do not involve puncturing, relocating or removing the roof or any existing walls, and the cumulative cost thereof during this Lease as extended does not exceed $50,000 in the aggregate or $10,000 in any one year.

          (b) Consent. Any Alterations or Utility Installations that Lessee shall desire to make and which require the consent of the Lessor shall be presented to Lessor in written form with detailed plans. Consent shall be deemed conditioned upon Lessee's: (i) acquiring all applicable governmental permits, (ii) furnishing Lessor with copies of both the permits and the plans and specifications prior to commencement of the work, and (iii) compliance with all conditions of said permits and other Applicable Requirements in a prompt and expeditious manner. Any Alterations or Utility Installations shall be performed in a workmanlike manner with good and sufficient materials. Lessee shall promptly upon completion furnish Lessor with as-built plans and specifications. For work which costs an amount equal to the greater of one month's Base Rent, or $10,000, Lessor may condition its consent upon Lessee providing a lien and completion bond in an amount equal to one and one-half times the estimated cost of such Alteration or Utility Installation and/or upon Lessee's posting an additional Security Deposit with Lessor.

          (c) Indemnification. Lessee shall pay, when due, all claims for labor or materials furnished or alleged to have been furnished to or for Lessee at or for use on the Premises, which claims are or may be secured by any mechanic's or materialmen's lien against the Premises or any interest therein. Lessee shall give Lessor not less than ten (10) days' notice prior to the commencement of any work in, on or about the Premises, and Lessor shall have the right to post notice of non-responsibility. If Lessee shall contest the validity of any such lien, claim or demand, then Lessee shall, at its sole expense defend and protect itself, Lessor and the Premises against the same and shall pay and satisfy any such adverse judgment that may be rendered thereon before the enforcement thereof. If Lessor shall require, Lessee shall furnish a surety bond in an amount equal to one and one-half times the amount of such contest lien, claim or demand, indemnifying Lessor against liability for the same. If Lessor elects to participate in any such action, Lessee shall pay Lessor's attorneys' fees and costs.

     7.4  Ownership; Removal; Surrender; and Restoration.

          (a) Ownership. Subject to Lessor's right to require removal or elect ownership as hereinafter provided, all Alterations and Utility Installations made by Lessee shall be the property of Lessee, but considered a part of the Premises. Lessor may, at any time, elect in writing to be the owner of all or any specified part of the Lessee Owned Alterations and Utility Installations. Unless otherwise instructed per Paragraph 7.4(b) hereof, all Lessee Owned Alterations and Utility Installations shall, at the expiration or termination of this Lease, become the property of Lessor and be surrendered by Lessee with the Premises.

          (b) Removal. By delivery to Lessee of written notice from Lessor not earlier than ninety (90) and not later than thirty (30) days prior to the end of the term of this Lease, Lessor may require that any or all Lessee Owned Alterations or Utility Installations be removed by the expiration or termination of this Lease. Lessor may require the removal at any time of all or any part of any Lessee Owned Alterations or Utility Installations made without the required consent.

          (c) Surrender/Restoration. Lessee shall surrender the Premises by the Expiration Date or any earlier termination date, with all of the improvements, parts and surfaces thereof broom clean and free of debris, and in good operating order, condition and state of repair, ordinary wear and tear excepted.
"Ordinary wear and tear" shall include any damage or deterioration that would have been prevented by good maintenance practice. Lessee shall repair any damage occasioned by the installation, maintenance or removal of Trade Fixtures, Lessee Owned Alterations and/or Utility Installations, furnishings, and equipment as well as the removal of any storage tank installed by or for Lessee, and the removal, replacement, or remediation of any soil, material or groundwater contaminated by Lessee. Trade Fixtures shall remain the property of Lessee and shall be removed by Lessee. The failure by Lessee to timely vacate the Premises pursuant to this Paragraph 7.4(c) without the express written consent of Lessor shall constitute a holdover under the provisions of Paragraph 26 below.

8.   Insurance; Indemnity.

     8.1 Payment for Insurance. Lessee shall pay for all insurance required under Paragraph 8 except to the extent of the cost attributable to liability insurance carried by Lessor under Paragraph 8.1(b) in excess of $2,000,000 per occurrence. Premiums for policy periods commencing prior to or extending beyond the Lease term shall be prorated to correspond to the Lease term. Payment shall be made by Lessee to Lessor within ten (10) days following receipt of an invoice.

     8.2  Liability Insurance.

          (a) Carried by Lessee. Lessee shall obtain and keep in force a Commercial General Liability Policy of Insurance protecting Lessee and Lessor against claims for bodily injury, personal injury and property damage based upon or arising out of the ownership, use, occupancy or maintenance of the Premises and all areas appurtenant thereto. Such insurance shall be on an occurrence basis providing single limit coverage in an amount not less than $2,000,000 per occurrence with an "Additional Insured Managers or Lessors of Premises Endorsement" and contain the "Amendment of the Pollution Exclusion Endorsement" for damage caused by heat, smoke or fumes from a hostile fire. The Policy shall not contain any intra-insured exclusions as between insured persons or organizations, but shall include coverage for liability assumed under this Lease as an "insured contract" for the performance of Lessee's indemnity obligations under this Lease. The limits of said insurance shall not, however, limit the liability of Lessee nor relieve Lessee of any obligation hereunder. All insurance carried by Lessee shall be primary to and not contributory with any similar insurance carried by Lessor, whose insurance shall be considered excess insurance only.

          (b) Carried by Lessor. Lessor shall maintain liability insurance as described in Paragraph 8.2(a), in addition to, and not in lieu of, the insurance required to be maintained by Lessee. Lessee shall not be named as an additional insured therein.

     8.3  Property Insurance - Building, Improvements and Rental Value.

          (a) Building and Improvements. The Insuring Party shall obtain and keep in force a policy or policies in the name of Lessor, with loss payable to Lessor, any groundlessor, and to any Lender(s) Insuring loss or damage to the Premises. The amount of such insurance shall be equal to the full replacement cost of the Premises, as the same shall exist from time to time, or the amount required by any Lenders, but in no event more than the commercially reasonable and available insurable value thereof. If Lessor is the Insuring Party, however, Lessee Owned Alterations and Utility Installations, Trade Fixtures, and Lessee's personal property shall be insured by Lessee under Paragraph 8.4 rather than by Lessor. If the coverage is available and commercially appropriate, such policy or policies shall insure against all risks of direct physical loss or damage (except the perils of flood and/or earthquake unless required by a Lender), including coverage for debris removal and the enforcement of any Applicable Requirements requiring the upgrading, demolition, reconstruction or replacement of any portion of the Premises as the result of a covered loss. Said policy or policies shall contain an agreed valuation provision in lieu of any coinsurance clause, waiver of subrogation, and inflation guard protection causing an increase in the annual property insurance coverage amount by a factor or not less than the adjusted U.S. Department of Labor Consumer Price Index for All Urban Consumers for the city nearest to where the Premises are located. If such insurance coverage has a deductible clause, the deductible amount shall not exceed $1,000 per occurrence, and Lessee shall be liable for such deductible amount in the event of an Insured Loss.

          (b) Rental Value. The Insuring Party shall obtain and keep in force a policy or policies in the name of Lessor with loss payable to Lessor and any Lender, insuring the loss of the full Rent for one (1) year. Said insurance shall provide that in the event the Lease is terminated by reason of an insured loss, the period of indemnity for such coverage shall be extended beyond the date of the completion of repairs or replacement of the Premises, to provide for one full year's loss of Rent from the date of any such loss. Said insurance shall contain an agreed valuation provision in lieu of any coinsurance clause, and the amount of coverage shall be adjusted annually to reflect the projected Rent otherwise payable by Lessee, for the next twelve (12) month period. Lessee shall be liable for any deductible amount in the event of such loss.

          (c) Adjacent Premises. If the Premises are part of a larger building, or of a group of buildings owned by Lessor which are adjacent to the Premises, the Lessee shall pay any increase in the premiums for the property insurance of such building or buildings if said increase is caused by Lessee's acts, omissions, use or occupancy of the Premises.

     8.4  Lessee's Property/Business Interruption Insurance.

          (a) Property Damage. Lessee shall obtain and maintain insurance coverage on all of Lessee's personal property, Trade Fixtures, and Lessee Owned Alterations and Utility Installations. Such insurance shall be full replacement cost coverage with a deductible of not to exceed $1,000 per occurrence. The proceeds from any such insurance shall be used by Lessee for the replacement of personal property, Trade Fixtures and Lessee Owned Alterations and Utility Installations. Lessee shall provide Lessor with written evidence that such insurance is in force.

          (b) Business Interruption. Lessee shall obtain and maintain loss of income and extra expense insurance in amounts as will reimburse Lessee for direct or indirect loss of earnings attributable to all perils commonly insured against by prudent lessees in the business of Lessee or attributable to prevention of access to the Premises as a result of such perils.

          (c) No Representation of Adequate Coverage. Lessor makes no representation that the limits or forms of coverage of insurance specified herein are adequate to cover Lessee's property, business operations or obligations under this Lease.

     8.5 Insurance Policies. Insurance required herein shall be by companies duly licensed or admitted to transact business in the state where the Premises are located, and maintaining during the policy form a "General Policyholders Rating" of at least B+, V, as set forth in the most current issue of "Best's Insurance Guide", or such other rating as may be required by a Lender. Lessee shall not do or permit to be done anything which invalidates the required insurance policies. Lessee shall, prior to the Start Date, deliver to Lessor certified copies of policies of such insurance or certificates evidencing the existence and amounts of the required insurance. No such policy shall be cancelable or subject to modification except after thirty (30) days prior written notice to Lessor. Lessee shall, at least thirty (30) days prior to the expiration of such policies, furnish Lessor with evidence of renewals or "insurance binders" evidencing renewal thereof, or Lessor may order such insurance and charge the cost thereof to Lessee, which amount shall be payable by Lessee to Lessor upon demand. Such policies shall be for a term of at least one year, or the length of the remaining term of this Lease, whichever is less. If either Party shall fail to procure and maintain the insurance required to be carried by it, the other Party may, but shall not be required to, procure and maintain the same.

     8.6 Waiver of Subrogation. Without affecting any other rights or remedies, Lessee and Lessor each hereby release and relieve the other, and waive their entire right to recover damages against the other, for loss of or damage to its property arising out of or incident to the perils required to be insured against herein. The effect of such releases and waivers is not limited by the amount of insurance carried or required, or by any deductibles applicable hereto. The Parties agree to have their respective property damage insurance carriers waive any right to subrogation that such companies may have against Lessor or Lessee, as the case may be, so long as the insurance is not invalidated thereby.

     8.7 Indemnity. Except for Lessor's gross negligence or willful misconduct, Lessee shall indemnify, protect, defend and hold harmless the Premises, Lessor and its agent, Lessor's master or ground lessor, partners and Lenders, from and against any and all claims, loss of rents and/or damages, liens, judgments, penalties, attorneys' and consultants' fees, expenses and/or liabilities arising out of, involving, or in connection with, the use and/or occupancy of the Premises by Lessee. If any action or proceeding is brought against Lessor by reason of any of the foregoing matters, Lessee shall upon notice defend the same at Lessee's expense by counsel reasonably satisfactory to Lessor and Lessor shall cooperate with Lessee in such defense. Lessor need not have first paid any such claim in order to be defended or indemnified.

     8.8 Exemption of Lessor from Liability. Lessor shall not be liable for injury or damage to the person of goods, wares, merchandise or other property of Lessee, Lessee's employees, contractors, invitees, customers, or any other person in or about the Premises, whether such damage or injury is caused by or results from fire, steam, electricity, gas, water or rain, or from the breakage, leakage, obstruction or other defects of pipes, fire sprinklers, wires, appliances, plumbing, HVAC or lighting fixtures, or from any other cause, whether the said injury or damage results from conditions arising upon the Premises or upon other portions of the Building of which the Premises are a part, or from other sources or places. Lessor shall not be liable for any damages arising from any act or neglect of any other tenant of Lessor. Notwithstanding Lessor's negligence or breach of this Lease, Lessor shall under no circumstances be liable for injury to Lessee's business or for any loss of income or profit therefrom.

9.   Damage or Destruction.

     9.1  Definitions.

          (a) "Premises Partial Damage" shall mean damage or destruction to the improvements on the Premises, other than Lessee Owned Alterations and Utility Installations, which can reasonably be repaired in six (6) months or less from the date of the damage or destruction. Lessor shall notify Lessee in writing within thirty (30) days from the date of the damage or destruction as to whether or not the damage is Partial or Total.

          (b) "Premises Total Destruction" shall mean damage or destruction to the Premises, other than Lessee Owned Alterations and Utility Installations and Trade Fixtures, which cannot reasonably be repaired in six (6) months or less from the date of the damage or destruction. Lessor shall notify Lessee in writing within thirty (30) days from the date of the damage or destruction as to whether or not the damage is Partial or Total.

          (c) "Insured Loss" shall mean damage or destruction to improvements on the Premises, other than Lessee Owned Alterations and Utility Installations and Trade Fixtures, which was caused by an event required to be covered by the insurance described in Paragraph 8.3(a), irrespective of any deductible amounts or coverage limits involved.

          (d) "Replacement Cost" shall mean the cost to repair or rebuild the improvements owned by Lessor at the time of the occurrence to their condition existing immediately prior thereto, including demolition, debris removal and upgrading required by the operation of Applicable Requirements, and without deduction for depreciation.

          (e) "Hazardous Substance Condition" shall mean the occurrence of discovery of a condition involving the presence of, or a contamination by, a Hazardous Substance as defined in Paragraph 6.2(a), in, on, or under the Premises.

     9.2 Partial Damage - Insured Loss. If a Premises Partial Damage that is an Insured Loss occurs, then Lessor shall, at Lessor's expense, repair such damage (but not Lessee's Trade Fixtures or Lessee Owned Alterations and Utility Installations) as soon as reasonably possible and this Lease shall continue in full force and effect; provided, however, that Lessee shall, at Lessor's election, make the repair of any damage or destruction the total cost to repair of which is $10,000 or less, and, in such event, Lessor shall make any applicable insurance proceeds available to Lessee on a reasonable basis for that purpose. Notwithstanding the foregoing, if the required insurance was not in force or the insurance proceeds are not sufficient to effect such repair, the Insuring Party shall promptly contribute the shortage in proceeds (except as to the deductible which is Lessee's responsibility) as and when required to complete said repairs. In the event, however, such shortage was due to the fact that, by reason of the unique nature of the improvements, full replacement cost insurance coverage was not commercially reasonable and available, Lessor shall have no obligation to pay for the shortage in insurance proceeds or to fully restore the unique aspects of the Premises unless Lessee provides Lessor with the funds to cover same, or adequate assurance thereof, within ten (10) days following receipt of written notice of such shortage and request therefor. If Lessor receives said funds or adequate assurance thereof within said ten (10) day period, the party responsible for making the repairs shall complete them as soon as reasonably possible and this Lease shall remain in full force and effect. If such funds or assurance are not received, Lessor may nevertheless elect by written notice to Lessee within ten (10) days thereafter to: (i) make such restoration and repair as is commercially reasonable with Lessor paying any shortage in proceeds, in which case this Lease shall remain in full force and effect, or have this Lease terminate thirty (30) days thereafter. Lessee shall not be entitled to reimbursement of any funds contributed by Lessee to repair any such damage or destruction. Premises Partial Damage due to flood or earthquake shall be subject to Paragraph 9.3, notwithstanding that there may be some insurance coverage, but the net proceeds of any such insurance shall be made available for the repairs if made by either Party.

     9.3 Partial Damage - Uninsured Loss. If a Premises Partial Damage that is not an Insured Loss occurs, unless caused by a negligent or willful act of Lessee (in which event Lessee shall make the repairs at Lessee's expense), Lessor may either: (i) repair such damage as soon as reasonably possible at Lessor's expense, in which event this Lease shall continue in full force and effect, or (ii) terminate this Lease by giving written notice to Lessee within thirty (30) days after receipt by Lessor of knowledge of the occurrence of such damage. Such termination shall be effective sixty (60) days following the date of such notice. In the event Lessor elects to terminate this Lease, Lessee shall have the right within ten (10) days after receipt of the termination notice to give written notice to Lessor of Lessee's commitment to pay for the repair of such damage without reimbursement from Lessor. Lessee shall provide Lessor with said funds or satisfactory assurance thereof within thirty (30) days after making such commitment. In such event this Lease shall continue in full force and effect, and Lessor shall proceed to make such repairs as soon as reasonably possible after the required funds are available. If Lessee does not make the required commitment, this Lease shall terminate as of the date specified in the termination notice.

     9.4 Total Destruction. Notwithstanding any other provision hereof, if a Premises Total Destruction occurs, this Lease shall terminate sixty (60) days following such Destruction. If the damage or destruction was caused by the gross negligence or willful misconduct of Lessee, Lessor shall have the right to recover Lessor's damages from Lessee, except as provided in Paragraph 8.6.

     9.5 Damage Near End of Term. If at any time during the last six (6) months of this Lease there is damage for which the cost to repair exceeds one
(1) months' Base Rent, whether or not an Insured Loss, Lessor may terminate this Lease effective sixty (60) days following the date of occurrence of such damage by giving a written termination notice to Lessee within thirty (30) days after the date of occurrence of such damage. Notwithstanding the foregoing, if Lessee at that time has an exercisable option to extend this Lease or to purchase the Premises, then Lessee may preserve this Lease by, (a) exercising such option and
(b) providing Lessor with any shortage in insurance proceeds (or adequate assurance thereof) needed to make the repairs on or before the earlier of (i) the date which is ten days after Lessee's receipt of Lessor's written notice purporting to terminate this Lease, or (ii) the day prior to the date upon which such option expires. If Lessee duly exercises such option during such period and provides Lessor with funds (or adequate assurance thereof) to cover any shortage in insurance proceeds, Lessor shall, at Lessor's commercially reasonable expense, repair such damage as soon as reasonably possible and this Lease shall continue in full force and effect. If Lessee fails to exercise such option and provide such funds or assurance during such period, then this Lease shall terminate on the date specified in the termination notice and Lessee's option shall be extinguished.

     9.6  Abatement of Rent; Lessee's Remedies.

          (a) Abatement. In the event of Premises Partial Damage or Premises Total Destruction or a Hazardous Substance Condition for which Lessee is not responsible under this Lease, the Rent payable by Lessee for the period required for the repair, remediation or restoration of such damage shall be abated in proportion to the degree to which Lessee's use of the Premises is impaired, but not to exceed the proceeds received from the Rental Value insurance. All other obligations of Lessee hereunder shall be performed by Lessee, and Lessor shall have no liability for any such damage, destruction, remediation, repair or restoration except as provided herein.

          (b) Remedies. If Lessor shall be obligated to repair or restore the Premises and does not commence, in a substantial and meaningful way, such repair or restoration within ninety (90) days after such obligation shall accrue, Lessee may, at any time prior to the commencement of such repair or restoration, give written notice to Lessor and to any Lenders of which Lessee has actual notice, of Lessee's election to terminate this Lease on a date not less than sixty (60) days following the giving of such notice. If Lessee gives such notice and such repair or restoration is not commenced within thirty (30) days thereafter, this Lease shall terminate as of the date specified in said notice. If the repair or restoration is commenced within said thirty (30) days, this Lease shall continue in full force and effect. "Commence" shall mean either the unconditional authorization of the preparation of the required plans, or the beginning of the actual work on the Premises, whichever first occurs.

     9.7 Termination-Advance Payments. Upon termination of this Lease pursuant to Paragraph 6.2(g) or Paragraph 8, an equitable adjustment shall be made concerning advance Base Rent and any other advance payments made by Lessee to Lessor. Lessor shall, in addition, return to Lessee so much of Lessee's Security Deposit as has not been, or is not then required to be, used by Lessor.

     9.8 Waive Statutes. Lessor and Lessee agree that the terms of this Lease shall govern the effect of any damage to or destruction of the Premises with respect to the termination of this Lease and hereby waive the provisions of any present or future statute to the extent inconsistent herewith.

10.  Real Property Taxes.

     10.1 Definition of "Real Property Taxes." As used herein, the term "Real Property Taxes" shall include any form or assessment; real estate, general, special, ordinary or extraordinary, or rental levy or tax (other than inheritance, personal income or estate taxes); improvement bond; and/or license fee imposed upon or levied against any legal or equitable interest of Lessor in the Premises, Lessor's right to other income therefrom, and/or Lessor's business of leasing, by any authority having the direct or indirect power to tax and where the funds are generated with reference to the Building address and where the proceeds so generated are to be applied by the city, county or other local taxing authority of a jurisdiction within which the Premises are located. The term "Real Property Taxes" shall also include any tax, fee, levy, assessment or charge, or any increase therein, imposed by reason of events occurring during the term of this Lease, including but not limited to, a change in the ownership of the Premises.

     10.2

          (a) Payment of Taxes. Lessee shall pay the Real Property Taxes applicable to the Premises during the term of this Lease. Subject to Paragraph 10.2(b), all such payments shall be made at least ten (10) days prior to any delinquency date. Lessee shall promptly furnish Lessor with satisfactory evidence that such taxes have been paid. If any such taxes shall cover any period of time prior to or after the expiration or termination of this Lease, Lessee's share of such taxes shall be prorated to cover only that portion of the tax bill applicable to the period that this Lease is in effect, and Lessor shall reimburse Lessee for any overpayment. If Lessee shall fail to pay any required Real Property Taxes, Lessor shall have the right to pay the same, and Lessee shall reimburse Lessor therefor upon demand.

          (b) Advance Payment. In the event Lessee incurs a late charge on any Rent payment, Lessor may, at Lessor's option, estimate the current Real Property Taxes, and require that such taxes be paid in advance to Lessor by Lessee, either: (i) in a lump sum amount equal to the installment due, at least twenty
(20) days prior to the applicable delinquency date, or (ii) monthly in advance with the payment of the Base Rent. If Lessor elects to require payment monthly in advance, the monthly payment shall be an amount equal to the amount of the estimated installment of taxes divided by the number of months remaining before the month in which said installment becomes delinquent. When the actual amount of the applicable tax bill is known, the amount of such equal monthly advance payments shall be adjusted as required to provide the funds needed to pay the applicable taxes. If the amount collected by Lessor is insufficient to pay such Real Property Taxes when due, Lessee shall pay Lessor, upon demand, such additional sums as are necessary to pay such obligations. All moneys paid to Lessor under this Paragraph may be intermingled with other moneys of Lessor and shall not bear interest. In the event of a Breach by Lessee in the performance of its obligations under this Lease, then any balance of funds paid to Lessor under the provisions of this Paragraph may at the option of Lessor, be treated as an additional Security Deposit.

     10.3 Joint Assessment. If the Premises are not separately assessed, Lessee's liability shall be an equitable proportion of the Real Property Taxes for all of the land and improvements included within the tax parcel assessed, such proportion to be conclusively determined by Lessor from the respective valuations assigned in the assessor's work or such other information as may be reasonably available.

     10.4 Personal Property Taxes. Lessee shall pay, prior to delinquency, all taxes assessed against and levied upon Lessee Owned Alterations. Utility Installations, Trade Fixtures, furnishings, equipment and all personal property of Lessee. When possible, Lessee shall cause such property to be assessed and billed separately from the real property of Lessor. If any of Lessee's said personal property shall be assessed with Lessor's real property, Lessee shall pay Lessor the taxes attributable to Lessee's property within ten (10) days after receipt of a written statement.

11. Utilities. Lessee shall pay for all water, gas, heat, light, power, telephone, trash disposal and other utilities and services supplied to the Premises, together with any taxes thereon. If any such services are not separately metered to Lessee, Lessee shall pay a reasonable proportion, to be determined by Lessor, of all charges jointly metered.

12.  Assignment and Subletting.

     12.1 Lessor's Consent Required.

          (a) Lessee shall not voluntarily or by operation of law assign, transfer, mortgage or encumber (collectively, "assign or assignment") or sublet all or any part of Lessee's interest in this Lease or in the Premises without Lessor's prior written consent.

          (b) A change in the control of Lessee shall constitute an assignment requiring consent. The transfer, on a cumulative basis, of twenty-five percent (25%) or more of the voting control of Lessee shall constitute a change in control for this purpose.

          (c) The involvement of Lessee or its assets in any transaction, or series of transactions (by way of merger, sale, acquisition, financing, transfer, leveraged buy-out or otherwise), whether or not a formal assignment or hypothecation of this Lease or Lessee's assets occurs, which results or will result in a reduction of the Net Worth of Lessee by an amount greater than twenty-five percent (25%) of such Net Worth as it was represented at the time of the execution of this Lease or at the time of the most recent assignment to which Lessor has consented, or as it exists immediately prior to said transaction or transactions constituting such reduction, whichever was or is greater, shall be considered an assignment of this Lease to which Lessor may withhold its consent. "Net Worth of Lessee" shall mean the net worth of Lessee (excluding any guarantors) established under generally accepted accounting principles.

          (d) An assignment or subletting without consent shall, at Lessor's option, be a Default curable after notice per Paragraph 13.1(c), or a noncurable Breach without the necessity of any notice and grace period. If Lessor elects to treat such unapproved assignment or subletting as a noncurable Breach, Lessor may either: (i) terminate this Lease, or (ii) upon thirty (30) days written notice, increase the monthly Base Rent to one hundred ten percent (110%) of the Base Rent then in effect. Further, in the event of such Breach and rental adjustment, (i) the purchase price of any option to purchase the Premises held by Lessee shall be subject to similar adjustment to one hundred ten percent (110%) of the price previously in effect, and (ii) all fixed and non-fixed rental adjustments scheduled during the remainder of the Lease term shall be increased to One Hundred Ten Percent (110%) of the scheduled adjusted rent.

          (e) Lessee's remedy for any breach of Paragraph 12.1 by Lessor shall be limited to compensatory damages and/or injunctive relief.

     12.2 Terms and Conditions Applicable to Assignment and Subletting.

          (a) Regardless of Lessor's consent, any assignment or subletting shall not: (i) be effective without the express written assumption by such assignee or subleases of the obligations of Lessee under this Lease, (ii) release Lessee of any obligations hereunder, or (ii) alter the primary liability of Lessee for the payment of Rent or for the performance of any other obligations to be performed by Lessee.

          (b) Lessor may accept Rent or performance of Lessee's obligations from any person other than Lessee pending approval or disapproval of an assignment. Neither a delay in the approval or disapproval of such assignment nor the acceptance of Rent or performance shall constitute a waiver or estoppel of Lessor's right to exercise its remedies for Lessee's Default or Breach.

          (c) Lessor's consent to any assignment or subletting shall not constitute a consent to any subsequent assignment or subletting.

          (d) In the event of any Default or Breach by Lessee, Lessor may proceed directly against Lessee, any Guarantors or anyone else responsible for the performance of Lessee's obligations under this Lease, including any assignee or subleases, without first exhausting Lessor's remedies against any other person or entity responsible therefore to Lessor, or any security held by Lessor.

          (e) Each request for consent to an assignment or subletting shall be in writing, accompanied by information relevant to Lessor's determination as to the financial and operational responsibility and appropriateness of the proposed assignee or sublessee, including but not limited to the intended use and/or required modification of the Premises, if any, together with a fee of $1,000 or ten percent (10%) of the current monthly Base Rent applicable to the portion of the Premises which is the subject of the proposed assignment or sublease, whichever is greater, as consideration for Lessor's considering and processing said request. Lessee agrees to provide Lessor with such other or additional information and/or documentation as may be reasonably requested.

          (f) Any assignee of, or subleases under, this Lease shall, by reason of accepting such assignment or entering into such sublease, be deemed to have assumed and agreed to conform and comply with each and every term, covenant, condition and obligation herein to be observed or performed by Lessee during the term of said assignment or sublease, other than such obligations as are contrary to or inconsistent with provisions of an assignment or sublease to which Lessor has specifically consented to in writing.

     12.3 Additional Terms and Conditions Applicable to Subletting. The following terms and conditions shall apply to any subletting by Lessee of all or any part of the Premises and shall be deemed included in all subleases under this Lease whether or not expressly incorporated therein:

          (a) Lessee hereby assigns and transfers to Lessor all of Lessee's interest in all Rent payable on any sublease, and Lessor may collect such Rent and apply same toward Lessee's obligations under this Lease; provided, however, that until a Breach shall occur in the performance of Lessee's obligations, Lessee may collect said Rent. Lessor shall not, by reason of the foregoing or any assignment of such sublease, nor by reason of the collection of Rent, be deemed liable to the sublessee for any failure of Lessee to perform and comply with any of Lessee's obligations to such sublessee. Lessee hereby irrevocably authorizes and directs any such sublessee, upon receipt of a written notice from Lessor starting that a Breach exists in the performance of Lessee's obligations under this Lease, to pay to Lessor all Rent due and to become due under the sublease. Sublessee shall rely upon any such notice from Lessor and shall pay all Rents to Lessor without any obligation or right to inquire as to whether such Breach exists, notwithstanding any claim from Lessee to the contrary.

          (b) In the event of a Breach by Lessee, Lessor may, at its option, require sublessee to attorn to Lessor, in which event Lessor shall undertake the obligations of the sublessor under such sublease from the time of the exercise of said option to the expiration of such sublease; provided, however, Lessor shall not be liable for any prepaid rents or security deposit paid by such sublessee to such sublessor or for any prior Defaults or Beaches of such sublessor.

          (c) Any matter requiring the consent of the sublessor under a sublease shall also require the consent of Lessor.

          (d) No sublessee shall further assign or sublet all or any part of the Premises without Lessor's prior written consent.

          (e) Lessor shall deliver a copy of any notice of Default or Breach by Lessee to the sublessee, who shall have the right to cure the Default of Lessee within the grace period, if any, specified in such notice. The sublessee shall have a right of reimbursement and offset from and against Lessee for any such Defaults cured by the sublessee.

13.  Default; Breach; Remedies.

     13.1 Default; Breach. A "Default" is defined as a failure by the Lessee to comply with or perform any of the terms, covenants, conditions or rules under this Lease. A "Breach" is defined as the occurrence of one or more of the following Defaults, and the failure of Lessee to cure such Default within any applicable grace period:

          (a) The abandonment of the Premises; or the vacating of the Premises without providing a commercially reasonable level of security, or where the coverage of the property insurance described in Paragraph 8.3 is jeopardized as a result thereof, or without providing reasonable assurances to minimize potential vandalism.

          (b) The failure of Lessee to make any payment of Rent or any Security Deposit required to be made by Lessee hereunder, whether to Lessor or to a third party, when due, to provide reasonable evidence of insurance or surety bond, or to fulfill any obligation under this Lease which endangers or threatens life or property, where such failure continues for a period of three (3) business days following written notice to Lessee.

          (c) The failure by Lessee to provide (i) reasonable written evidence of compliance with Applicable Requirements, (ii) the service contracts, (ii) the rescission of an unauthorized assignment of subletting, (iv) a Tenancy Statement, (v) a requested subordination, (vi) evidence concerning any guaranty and/or Guarantor, (vii) any document requested under Paragraph 42 (easements), or (viii) any other documentation or information which Lessor may reasonably require of Lessee under the terms of this Lease, where any such failure continues for a period of ten (10) days following written notice to Lessee.

          (d) A Default by Lessee as to the terms, covenants, conditions or provisions of this Lease, or of the rules adopted under Paragraph 40 hereof, other than those described in subparagraphs 13.1(a), (b) or (c), above, where such Default continues for a period of thirty (30) days after written notice; provided, however, that if the nature of Lessee's Default is such that more than thirty (30) days are reasonably required for its cure, then it shall not be deemed to be a Breach if Lessee commences such cure within said thirty (30) day period and thereafter diligently prosecutes such cure to completion.

          (e) The occurrence of any of the following events: (i) the making of any general arrangement or assignment for the benefit of creditors; (ii) becoming a "debtor" as defined in 11 U.S.C. (S) 101 or any successor statute thereto (unless, in the case of a petition filed against Lessee, the same is dismissed within sixty (60) days; (iii) the appointment of a trustee or receiver to take possession of substantially all of Lessee's assets located at the Premises or of Lessee's interest in this Lease, where possession is not restored to Lessee within thirty (30) days; or (iv) the attachment, execution or other judicial seizure of substantially all of Lessee's assets located at the Premises or of Lessee's interest in this Lease, where such seizure is not discharged within thirty (30) days; provided, however, in the event that any provision of this subparagraph (e) is contrary to any applicable law, such provision shall be of no force or effect, and not affect the validity of the remaining provisions.

          (f) The discovery that any financial statement of Lessee or of any Guarantor given to Lessor was materially false.

          (g) If the performance of Lessee's obligations under this Lease is guaranteed: (i) the death of a Guarantor, (ii) the termination of a Guarantor's liability with respect to this Lease other than in accordance with the terms of such guaranty, (iii) a Guarantor's becoming insolvent or the subject of a bankruptcy filing, (iv) a Guarantor's refusal to honor the guaranty, or (v) a Guarantor's breach of its guaranty obligation on an anticipatory basis, and Lessee's failure, within sixty (60) days following written notice of any such event, to provide written alternative assurance or security, which, when coupled with the then existing resources of Lessee, equals or exceeds the combined financial resources of Lessee and the Guarantors that existed at the time of execution of this Lease.

     13.2 Remedies. If Lessee fails to perform any of its affirmative duties or obligations, within ten (10) days after written notice (or in case of an emergency, without notice), Lessor may, at its option, perform such duty or obligation on Lessee's behalf, including but not limited to the obtaining of reasonably required bonds, insurance policies, or governmental licenses, permits or approvals. The costs and expenses of any such performance by Lessor shall be due and payable by Lessee upon receipt of invoice therefor. If any check given to Lessor by Lessees shall not be honored by the bank upon which it is drawn, Lessor, at its option, may require all future payments to be made by Lessee to be by cashier's check. In the event of a Breach, Lessor may, with or without further notice or demand, and without limiting Lessor in the exercise of any right or remedy which Lessor may have by reason of such Breach:

          (a) Terminate Lessee's right to possession of the Premises by any lawful means, in which case this Lease shall terminate and Lessee shall immediately surrender possession to Lessor. In such event Lessor shall be entitled to recover from Lessee: (i) the unpaid Rent which had been earned at the time of termination; (ii) the worth at the time of award of the amount by which the unpaid rent which would have been earned after termination until the time of award exceeds the amount of such rental loss that the Lessee proves could have been reasonably avoided; (iii) the worth at the time of award of the amount by which the unpaid rent for the balance of the term after the time of award exceeds the amount of such rental loss that the Lessee proves could be reasonably avoided; and (iv) any other amount necessary to compensate Lessor for all the detriment proximately caused by the Lessee's failure to perform its obligations under this Lease or which in the ordinary course of things would be likely to result therefrom, including but not limited to the cost of recovering possession of the Premises, expenses of reletting, including necessary renovation and alteration of the Premises, reasonable attorney's fees, and that portion of any leasing commission paid by Lessor in connection with this Lease applicable to the unexpired term of this Lease. The worth at the time of award of the amount referred to in provision (iii) of the immediately preceding sentence shall be computed by discounting such amount at the discount rate of the Federal Reserve Bank of the District within which the Premises are located at the time of award plus one percent (1%). Efforts by Lessor to mitigate damages caused by Lessee's Breach of this Lease shall not waive Lessor's right to recover damages under Paragraph 12. If termination of this Lease is obtained through the provisional remedy of unlawful detainer, Lessor shall have the right to recover in such proceeding any unpaid Rent and damages as are recoverable therein, or Lessor may reserve the right to recover all or any part thereof in a separate suit. If a notice and grace period required under Paragraph 13.1 was not previously given, a notice to pay rent or quit, or to perform or quit given to Lessee under the unlawful detainer statute shall also constitute the notice required by Paragraph 13.1. In such case, the applicable grace period required by Paragraph 13.1 and the unlawful detainer statute shall run concurrently, and the failure of Lessee to cure the Default within the greater of the two such grace periods shall constitute both an unlawful detainer and a Breach of this Lease entitling Lessor to the remedies provided for in this Lease and/or by said statute.

          (b) Continue the Lease and Lessee's right to possession and recover the Rent as it becomes due, in which event Lessee may sublet or assign, subject only to reasonable limitations. Acts of maintenance, efforts to relet, and/or the appointment of a receiver to protect the Lessor's interests, shall not constitute a termination of the Lessee's right to possession.

          (c) Pursue any other remedy now or hereafter available under the laws or judicial decisions of the state wherein the Premises are located. The expiration or termination of this Lease and/or the termination of Lessee's right to possession shall not relieve Lessee from liability under any indemnity provisions of this Lease as to matters occurring or accruing during the term hereof or by reason of Lessee's occupancy of the Premises.

     13.3 Inducement Recapture. Any agreement for free or abated rent or other charges, or for the giving or paying by Lessor to or for Lessee of any cash or other bonus, inducement or consideration for Lessee's entering into this Lease, all of which concessions are hereinafter referred to as "Inducement Provisions," shall be deemed conditioned upon Lessee's full and faithful performance of all of the terms, covenants and conditions of this Lease. Upon Breach of this Lease by Lessee, any such inducement Provision shall automatically be deemed deleted from this Lease and of no further force or effect, and any rent, other charge, bonus, inducement or consideration theretofore abated, given or paid by Lessor under such an Inducement Provision shall be immediately due and payable by Lessee to Lessor, notwithstanding any subsequent cure of said Breach by Lessee. The acceptance by Lessor of rent or the cure of the Breach which initiated the operation of this paragraph shall not be deemed a waiver by Lessor of the provisions of this paragraph unless specifically so stated in writing by Lessor at the time of such acceptance.

     13.4 Late Charges. Lessee hereby acknowledges that late payment by Lessee of Rent will cause Lessor to incur costs not contemplated by this Lease, the exact amount of which will be extremely difficult to ascertain. Such costs include, but are not limited to, processing and accounting charges, and late charges which may be imposed upon Lessor by any Lender. Accordingly, if any Rent shall not be received by Lessor within five (5) days after such amount shall be due, then, without any requirement for notice to Lessee, Lessee shall pay to Lessor a one-time charge equal to five percent (5%) of each such overdue amount. The parties hereby agree that such late charge represents a fair and reasonable estimate of the costs Lessor will incur by reason of such late payment. Acceptance of such late charge by Lessor shall in no event constitute a waiver of Lessee's Default or Breach with respect to such overdue amount, nor prevent the exercise of any of the other rights and remedies granted hereunder. In the event that a late charge is payable hereunder, whether or not collected, for three (3) consecutive installments of Base Rent, then notwithstanding any provision of this Lease to the contrary, Base Rent shall, at Lessor's option, become due and payable quarterly in advance.

     13.5 Interest. Any monetary payment due Lessor hereunder, other than late charges, not received by Lessor, when due as to scheduled payments (such as Base
Rent) or within thirty (30) days following the date on which it was due for non-scheduled payment, shall bear interest from the date when due, as to scheduled payments, or the thirty-first (31/st/) day after it was due as to non-scheduled payments. The interest ("Interest") charged shall be equal to the prime rate reported in the Wall Street Journal as published closest prior to the date when due plus four percent (4%), but shall not exceed the maximum rate allowed by law. Interest is payable in addition to the potential late charge provided for in Paragraph 13.4.

     13.6 Breach by Lessor.

          (a) Notice of Breach. Lessor shall not be deemed in breach of this Lease unless Lessor fails within a reasonable time to perform an obligation required to be performed by Lessor. For purposes of this Paragraph, a reasonable time shall in no event be less than thirty (30) days after receipt by Lessor, and any Lender whose name and address shall have been furnished Lessee in writing for such purpose of written notice specifying wherein such obligation of Lessor has not been performed; provided, however, that if the nature of Lessor's obligation is such that more than thirty (30) days are reasonably required for its performance, then Lessor shall not be in breach if performance is commenced within such thirty (30) day period and thereafter diligently pursued to completion.

          (b) Performance by Lessee on Behalf of Lessor. In the event that neither Lessor nor Lender cures said breach within thirty (30) days after receipt of said notice, or it having commenced said cure they do not diligently pursue it to completion, then Lessee may elect to cure said breach at Lessee's expense and offset from Rent an amount equal to the greater of one month's Base Rent or the Security Deposit, and to pay an excess of such expense under protest, reserving Lessee's right to reimbursement from Lessor. Lessee shall document the cost of said cure and supply said documentation to Lessor.

14. Condemnation. If the Premises or any portion thereof are taken under the power of eminent domain or sold under the threat of the exercise of said power (collectively "Condemnation"), this Lease shall terminate as to the part taken as of the date the condemning authority takes title or possession, whichever first occurs. If more than ten percent (10%) of any building portion of the premises, or more than twenty-five percent (25%) of the land area portion of the premises not occupied by any building, is taken by Condemnation, Lessee may, at Lessee's option, to be exercised in writing within ten (10) days after Lessor shall have given Lessee written notice of such taking (or in the absence of such notice, within ten (10) days after the condemning authority shall have taken possession) terminate this Lease as of the date the condemning authority takes such possession. If Lessee does not terminate this Lease in accordance with the foregoing, this Lease shall remain in full force and effect as to the portion of the Premises remaining, except that the Base Rent shall be reduced in proportion to the reduction in utility of the Premises caused by such Condemnation. Condemnation awards and/or payments shall be the property of Lessor, whether such award shall be made as compensation for diminution in value of the leasehold, the value of the part taken, or for severance damages; provided, however, that Lessee shall be entitled to any compensation for Lessee's relocation expenses, loss of business goodwill and/or Trade Fixtures, without regard to whether or not this Lease is terminated pursuant to the provisions of this Paragraph. All Alterations and Utility Installations made to the Premises by Lessee, for purposes of Condemnation only, shall be considered the property of the Lessee and Lessee shall be entitled to any and all compensation which is payable therefor. In the event that this Lease is not terminated by reason of the Condemnation, Lessor shall repair any damage to the Premises caused by such Condemnation.

15.  Brokers' Fee.

     15.1 Additional Commission. In addition to the payments owned pursuant to Paragraph 1.10 above, and unless Lessor and the Brokers otherwise agree in writing, Lessor agrees that: (a) if Lessee exercises any Option, (b) if Lessee acquires any rights to the Premises or other premises owned by Lessor and located within the same Project, if any, within which the Premises is located, (c) if Lessee remains in possession of the Premises, with the consent of Lessor, after the expiration of this Lease, or (d) if Base Rent is increased, whether by agreement or operation of an escalation clause herein, then, Lessor shall pay Brokers a fee in accordance with the schedule of said Brokers in effect at the time of the execution of this Lease.

     15.2 Assumption of Obligations. Any buyer or transferee of Lessor's interest in this Lease shall be deemed to have assumed Lessor's obligation hereunder. Each Broker shall be a third party beneficiary of the provisions of Paragraphs 1.10, 15, 22 and 31. If Lessor fails to pay to a Broker any amounts due as and for commissions pertaining to this Lease when due, then such amounts shall accrue interest. In addition, if Lessor fails to pay any amounts to Lessee's Broker when due, Lessee's Broker may send written notice to Lessor and Lessee of such failure and if Lessor fails to pay such amounts within ten (10) days after said notice, Lessee shall pay said monies to its Broker and offset such amounts against Rent. In addition, Lessee's Broker shall be deemed to be a third party beneficiary of any commission agreement entered into by and/or between Lessor and Lessor's Broker.

     15.3 Representations and Indemnities of Broker Relationships. Lessee and Lessor each represent and warrant to the other that it has had no dealings with any person, firm, broker or finder (other than the Brokers, if any) in connection with this Lease, and that no one other than said named Brokers is entitled to any commission or finder's fee in connection herewith. Lessee and Lessor do each hereby agree to indemnify, project, defend and hold the other harmless from and against liability for compensation or charges which may be claimed by any such unnamed broker, finder or other similar party by reason of any dealings or actions of the Indemnifying Party, including any costs, expenses, attorneys' fees reasonably incurred with respect thereto.

16.  Estoppel Certificates.

          (a) Each Party (as "Responding Party") shall within ten (10) days after written notice from the other Party (the "Requesting Party") execute, acknowledge and deliver to the Requesting Party a statement in writing in form similar to the then most current "Estoppel Certificate" form published by the American Industrial Real Estate Association, plus such additional information, confirmation and/or statements as may be reasonably requested by the Requesting Party.

          (b) If the Responding Party shall fail to execute or deliver the Estoppel Certificate within such ten day period, the Requesting Party may execute an Estoppel Certificate stating that: (i) the Lease is in full force and effect without modification except as may be represented by the Requesting Party, (ii) there are no uncured defaults in the Requesting Party's performance, and (iii) if Lessor is the Requesting Party, not more than one month's rent has been paid in advance. Prospective purchasers and encumbrances may rely upon the Requesting Party's Estoppel Certificate, and the Responding Party shall be estopped from denying the truth of the facts contained in said Certificate.

          (c) If Lessor desires to finance, refinance, or sell the Premises, or any part thereof, Lessee and all Guarantors shall deliver to any potential lender or purchaser designated by

Lessor such financial statements as may be reasonably required by such lender or purchaser, including but not limited to Lessee's financial statements for the past three (3) years. All such financial statements shall be received by Lessor and such lender or purchaser in confidence and shall be used only for the purposes herein set forth.

17. Definition of Lessor. The term "Lessor" as used herein shall mean the owner or owners at the time in question of the fee title to the Premises, or, if this is a sublease, of the Lessee's interest in the prior lease. In the event of a transfer of Lessor's title or interest in the Premises or this Lease, Lessor shall deliver to the transferee or assignee (in cash or by credit) any unused Security Deposit held by Lessor. Except as provided in Paragraph 15, upon such transfer or assignment and delivery of the Security Deposit, as aforesaid, the prior Lessor shall be relieved of all liability with respect to the obligations and/or covenants under this Lease thereafter to be performed by the Lessor. Subject to the foregoing, the obligations and/or covenants in this Lease to be performed by the Lessor shall be binding only upon the Lessor as hereinabove defined. Notwithstanding the above, and subject to the provisions of Paragraph 20 below, the original Lessor under this Lease, and all subsequent holders of the Lessor's interest in this Lease shall remain liable and responsible with regard to the potential duties and liabilities of Lessor pertaining to Hazardous Substances as outlined in Paragraph 6 above.

18. Severability. The invalidity of any provision of this Lease, as determined by a court of competent jurisdiction, shall in no way affect the validity of any other provision hereof.

19. Days. Unless otherwise specifically indicated to the contrary, the word "days" as used in this Lease shall mean and refer to calendar days.

20. Limitation on Liability. Subject to the provisions of Paragraph 17 above, the obligations of Lessor under this Lease shall not constitute personal obligations of Lessor, the individual partners of Lessor or its or their individual partners, directors, officers or shareholders, and Lessee shall look to the Premises, and to no other assets of Lessor, for the satisfaction of any liability of Lessor with respect to this Lease, and shall not seek recourse against the individual partners of Lessor, or its or their individual partners, directors, officers or shareholders, or any of their personal assets for such satisfaction.

21. Time of Essence. Time is of the essence with respect to the performance of all obligations to be performed or observed by the Parties under this Lease.

22. No Prior or Other Agreements; Broker Disclaimer. This Lease contains all agreements between the Parties with respect to any matter mentioned herein, and no other prior or contemporaneous agreement or understanding shall be effective. Lessor and Lessee each represents and warrants to the Brokers that it has made, and is relying solely upon, its own investigation as to the nature, quality, character and financial responsibility of the other Party to this Lease and as to the nature, quality and character of the Premises. Brokers have no responsibility with respect thereto or with respect to any default or breach hereof by either Party. The liability (including court costs and Attorneys' fees), of any Broker with respect to negotiation, execution, delivery or performance by either Lessor or Lessee under this Lease or any amendment or modification hereto shall be limited to an amount up to the fee received by such Broker pursuant to this Lease; provided, however, that the foregoing limitation on each Broker's liability shall not be applicable to any gross negligence of willful misconduct of such Broker.

23.  Notices.

     23.1 Notice Requirements. All notices required or permitted by this Lease shall be in writing and may be delivered in person (by hand or by courier) or may be sent by regular, certified or registered mail or U.S. Postal Service Express Mail, with postage prepaid, or by facsimile transmission, and shall be deemed sufficiently given if served in a manner specified in this Paragraph 23. The addresses noted adjacent to a Party's signature on this Lease shall be that Party's address for delivery of mailing of notices. Either Party may by written notice to the other specify a different address for notice, except that upon Lessee's taking possession of the Premises, the Premises shall constitute Lessee's address for notice. A copy of all notices to Lessor shall be concurrently transmitted to such party or parties at such addresses as Lessor may from time to time hereafter designate in writing.

     23.2 Date of Notice. Any notice sent by registered or certified mail, return receipt requested, shall be deemed given on the date of delivery shown on the receipt card, or if no delivery date is shown, the postmark thereon. If sent by regular mail the notice shall be deemed given forty-eight (48) hours after the same is addressed as required herein and marked with postage prepaid. Notices delivered by United States Express Mail or overnight courier that guarantee next day delivery shall be deemed given twenty-four (24) hours after delivery of the same to the Postal Service or courier. Notices transmitted by facsimile transmission or similar means shall be deemed delivered upon telephone confirmation of receipt, provided a copy is also delivered via delivery or mail. If notice is received on a Saturday, Sunday or legal holiday, it shall be deemed received on the next business day.

24. Waivers. No waiver by Lessor of the Default or Breach of any term, covenant or condition hereof by Lessee, shall be deemed a waiver of any other term, covenant or condition hereof, or of any subsequent Default or Breach by Lessee of the same or of any other term, covenant or condition hereof. Lessor's consent to, or approval of, any act shall not be deemed to render unnecessary the obtaining of Lessor's consent to, or approval of, any subsequent or similar act by Lessee, or be construed as the basis of an estoppel to enforce the provision or provisions of this Lease requiring such consent. The acceptance of Rent by Lessor shall not be a waiver of any Default or Breach by Lessee. Any payment by Lessee may be accepted by Lessor on account of moneys or damages due Lessor, notwithstanding any qualifying statements or conditions made by Lessee in connection therewith, which such statements and/or conditions shall be of no force or effect whatsoever unless specifically agreed to in writing by Lessor at or before the time of deposit of such payment.

25. Recording. Either Lessor or Lessee shall, upon request of the other, execute, acknowledge and deliver to the other a short form memorandum of this Lease for recording purposes. The Party requesting recordation shall be responsible for payment of any fees applicable thereto.

26. No Right to Holdover. Lessee has no right to retain possession of the Premises or any part thereof beyond the expiration or termination of this Lease. In the event that Lessee holds over, then the Base Rent shall be increased to one hundred fifty percent (150%) of the Base Rent applicable during the month immediately proceeding the expiration or termination. Nothing contained herein shall be construed as consent by Lessor to any holding over by Lessee.

27. Cumulative Remedies. No remedy or election hereunder shall be deemed exclusive but shall, wherever possible, be cumulative with all other remedies at law or in equity.

28. Covenants and Conditions; Construction of Agreement. All provisions of this Lease to be observed or performed by Lessee are both covenants and conditions. In construing this Lease, all headings and titles are for the convenience of the parties only and shall not be considered a part of this Lease. Whenever required by the context, the singular shall include the plural and vice versa. This Lease shall not be construed as if prepared by one of the parties, but rather according to its fair meaning as a whole, as if both parties had prepared it.

29. Binding Effect; Choice of Law. This Lease shall be binding upon the parties, their personal representatives, successors and assigns and be governed by the laws of the State in which the Premises are located. Any litigation between the Parties hereto concerning this Lease shall be initiated in the county in which the Premises are located.

30.  Subordination; Attornment; Non-Disturbance.

     30.1 Subordination. This Lease and any Option granted hereby shall be subject and subordinate to any ground lease, mortgage, deed of trust, or other hypothecation or security device (collectively, "Security Device"), now or hereafter placed upon the Premises, to any and all advances made on the security thereof, and to all renewals, modifications, and extensions thereof. Lessee agrees that the holders of any such Security Devices (in this Lease together referred to as "Lessor's Lender") shall have no liability or obligation to perform any of the obligations of Lessor under this Lease. Any Lender may elect to have this Lease and/or any Option granted hereby superior to the lien of its Security Device by giving written notice thereof to Lessee, whereupon this Lease and such Options shall be deemed prior to such Security Device, notwithstanding the relative dates of the documentation or recordation thereof.

     30.2 Attornment. Subject to the non-disturbance provisions of Paragraph 30.3, Lessee agrees to attorn to a Lender or any other party who acquires ownership of the Premises by reason of a foreclosure of a Security Device, and that in the event of such foreclosure, such new owner shall not: (i) be liable for any act or omission of any prior lessor or with respect to events occurring prior to acquisition of ownership; (ii) be subject to any offsets or defenses which Lessee might have against any prior lessor, or (iii) be bound by prepayment of more than one (1) month's rent.

     30.3 Non-Disturbance. With respect to Security Devices entered into by Lessor after the execution of this Lease, Lessee's subordination of this Lease shall be subject to receiving a commercially reasonable non-disturbance agreement (a "Non-Disturbance Agreement") from the Lender which Non-Disturbance Agreement provides that Lessee's possession of the Premises, and this Lease, including any options to extend the term hereof, will not be disturbed so long as Lessee is not in Breach hereof and attorns to the record owner of the Premises. Further, within sixty (60) days after the execution of this Lease, Lessor shall use its commercially reasonable efforts to obtain a Non-Disturbance Agreement from the holder of any pre-existing Security Device which is secured by the Premises, in the event that Lessor is unable to provide the Non-Disturbance Agreement within said sixty (60) days, then Lessee may, at Lessee's option, directly contact Lessor's lender and attempt to negotiate for the execution and delivery of a Non-Disturbance Agreement.

     30.4 Self-Executing. The agreements contained in this Paragraph 30 shall be effective without the execution of any further documents; provided, however, that, upon written request from Lessor or a Lender in connection with a sale, financing or refinancing of the Premises, Lessee and Lessor shall execute such further writings as may be reasonably required to separately document any subordination, attornment and/or Non-Disturbance Agreement provided for herein.

31. Attorneys' Fees. If any Party or Broker brings an action or proceeding involving the Premises to enforce the terms hereof or to declare rights hereunder, the Prevailing Party (as hereafter defined) in any such proceeding, action, or appeal thereon, shall be entitled to reasonable attorneys' fees.
Such fees may be awarded in the same suit or recovered in a separate suit, whether or not such action or proceeding is pursued to decision or judgment.
The term, "Prevailing Party" shall include, without limitation, a Party or Broker who substantially obtains or defeats the relief sought, as the case may be, whether by compromise, settlement, judgment, or the abandonment by the other Party or Broker of its claim or defense. The attorneys' fees award shall not be computed in accordance with any court fee schedule, but shall be such as to fully reimburse all attorneys' fees reasonably incurred. In addition, Lessor shall be entitled to attorneys' fees, costs and expenses incurred in the preparation and service of notices of Default and consultations in connection therewith, whether or not a legal action is subsequently commenced in connection with such Default or resulting Breach.

32. Lessor's Access; Showing Premises; Repairs. Lessor and Lessor's agents shall have the right to enter the Premises at any time, in the case of an emergency, and otherwise at reasonable times for the purpose of showing the same to prospective purchasers, lenders, or lessees, and making such alterations, repairs, improvements or additions to the Premises as Lessor may deem necessary. All such activities shall be without abatement of rent or liability to Lessee. Lessor may at any time place on the Premises any ordinary "For Sale" signs and Lessor may during the last six (6) months of the term hereof place on the Premises any ordinary "For Lease" signs. Lessee may at any time place on or about the Premises any ordinary "For Sublease" sign.

33. Auctions. Lessee shall not conduct, nor permit to be conducted, any auction upon the Premises without Lessor's prior written consent. Lessor shall not be obligated to exercise any standard of reasonableness in determining whether to permit an auction.

34. Signs. Except for ordinary "For Sublease" signs, Lessee shall not place any sign upon the Premises without Lessor's prior written consent. All signs must comply with all Applicable Requirements.

35. Termination; Merger. Unless specifically stated otherwise in writing by Lessor, the voluntary or other surrender of this Lease by Lessee, the mutual termination or cancellation hereof, or a termination hereof by Lessor for Breach by Lessee, shall automatically terminate any sublease or lesser estate in the Premises; provided, however, that Lessor may elect to continue any one or all existing subtenancies. Lessor's failure within ten (10) days following any such event to elect to the contrary by written notice to the holder of any such lesser interest, shall constitute Lessor's election to have such event constitute the termination of such interest.

36. Consents. Except as otherwise provided herein, wherever in this Lease the consent of a party is required to an act by or for the other Party, such consent shall not be unreasonably withheld or delayed. Lessor's actual reasonable costs and expenses (including but not limited to architects', attorneys', engineers' and other consultants' fees) incurred in the consideration of, or response to, a request by Lessee for any Lessor consent, including but not limited to consents to an assignment, a subletting or the presence or use of a Hazardous Substance, shall be paid by Lessee upon receipt of an Invoice and supporting documentation therefor. Lessor's consent to any act, assignment or subletting shall not constitute an acknowledgement that no Default or Breach by Lessee of this Lease exists, nor shall such consent be deemed a waiver of any then existing Default or Breach, except as may be otherwise specifically stated in writing by Lessor at the time of such consent. The failure to specify herein any particular condition to Lessor's consent shall not preclude the imposition by Lessor at the time of consent of such further or other conditions as are then reasonable with reference to the particular matter for which consent is being given. In the event that either Party disagrees with any determination made by the other hereunder and reasonably requires the reasons for such determination, the determining party shall furnish its reasons in writing and in reasonable detail within ten (10) business days following such request.

37.  Guarantor.

     37.1 Execution. The Guarantors, if any, shall each execute a guaranty in the form most recently published by the American Industrial Real Estate Association, and each such Guarantor shall have the same obligations as Lessee under this Lease.

     37.2 Default. It shall constitute a Default of the Lessee if any Guarantor fails or refuses, upon request to provide: (a) evidence of the execution of the guaranty, including the authority of the party signing on Guarantor's behalf to obligate Guarantor, and in the case of a corporate Guarantor, a certified copy of a resolution of its board of directors authorizing the making of such guaranty, (b) current financial statements, (c) a Tenancy Statement, or (d) written confirmation that the guaranty is still in effect.

38. Quiet Possession. Subject to payment by Lessee of the Rent and performance of all of the covenants, conditions and provisions on Lessee's part to be observed and performed under this Lease, Lessee shall have quiet possession and quiet enjoyment of the Premises during the term hereof.

39.  Options.

     39.1 Definition. "Option" shall mean: (a) the right to extend the term of or renew this Lease or to extend or renew any lease that Lessee has on other property of Lessor; (b) the right of first refusal or first offer to lease either the Premises or other property of Lessor; (c) the right to purchase or the right of first refusal to purchase the Premises or other property of Lessor.

     39.2 Options Personal To Original Lessee. Each Option granted to Lessee in this Lease is personal to the original Lessee, and cannot be assigned or exercised by anyone other than said original Lessee and only while the original Lessee is in full possession of the Premises and, if requested by Lessor, with Lessee certifying that Lessee has no intention of thereafter assigning or subletting.

     39.3 Multiple Options. In the event that Lessee has any multiple Options to extend or renew this Lease, a later Option cannot be exercised unless the prior Options have been validly exercised.

     39.4 Effect of Default on Options.

          (a) Lessee shall have no right to exercise an Option: (i) during the period commencing with the giving of any notice of Default and continuing until said Default is cured, (ii) during the period of time any Rent is unpaid (without regard to whether notice thereof is given Lessee), (iii) during the time Lessee is in Breach of this Lease, or (iv) in the event that Lessee has been given three (3) or more notices of separate Default, whether or not the Defaults are cured, during the twelve (12) month period immediately preceding the exercise of the Option.

          (b) The period of time within which an Option may be exercised shall not be extended or enlarged by reason of Lessee's inability to exercise an Option because of the provisions of Paragraph 39.4(a).

          (c) An Option shall terminate and be of no further force or effect, notwithstanding Lessee's due and timely exercise of the Option, if, after such exercise and prior to the commencement of the extended term, (i) Lessee fails to pay Rent for a period of thirty (30) days after such Rent becomes due (without any necessity of Lessor to give notice thereof), (ii) Lessor gives to Lessee three (3) or more notices of separate Default during any twelve (12) month period, whether or not the Defaults are cured, or (iii) if Lessee commits a Breach of this Lease.

40. Multiple Buildings. If the Premises are a part of a group of buildings controlled by Lessor, Lessee agrees that it will observe all reasonable rules and regulations which Lessor may make from time to time for the management, safety, and care of said properties, including the care and cleanliness of the grounds and including the parking, loading and unloading of vehicles, and that Lessee will pay its fair share of common expenses incurred in connection therewith.

41. Security Measures. Lessee hereby acknowledges that the rental payable to Lessor hereunder does not include the cost of guard service or other security measures, and that Lessor shall have no obligation whatsoever to provide same. Lessee assumes all responsibility for the protection of the Premises, Lessee, its agents and invitees and their property from the acts of third parties.

42. Reservations. Lessor reserves to itself the right, from time to time, to grant, without the consent or joinder of Lessee, such easements, rights and dedications that Lessor deems necessary, and to cause the recordation of parcel maps and restrictions, so long as such easements, rights, dedications, maps and restrictions do not unreasonably interfere with the use of the Premises by Lessee. Lessee agrees to sign any documents reasonably requested by Lessor to effectuate any such easement rights, dedication, map or restrictions.

43. Performance Under Protest. If at any time a dispute shall arise as to any amount or sum of money to be paid by one Party to the other under the provisions hereof, the Party against whom the obligation to pay the money is asserted shall have the right to make payment "under protest" and such payment shall not be regarded as a voluntary payment and there shall survive the right on the part of said Party to institute suit for recovery of such sum. If it shall be adjudged that there was no legal obligation on the part of said Party to pay such sum or any part thereof, said Party shall be entitled to recover such sum or so much thereof as it was not legally required to pay.

44. Authority. If either Party hereto is a corporation, trust, limited liability company, partnership, or similar entity, each individual executing this Lease on behalf of such entity represents and warrants that he or she is duly authorized to execute and deliver this Lease on its behalf. Each party shall, within thirty (30) days after request, deliver to the other party satisfactory evidence of such authority.

45. Conflict. Any conflict between the printed provisions of this Lease and the typewritten or handwritten provisions shall be controlled by the typewritten or handwritten provisions.

46. Offer. Preparation of this Lease by either Party or their agent and submission of same to the other Party shall not be deemed an offer to lease to the other Party. This Lease is not intended to be binding until executed and delivered by all Parties hereto.

47. Amendments. This Lease may be modified only in writing, signed by the Parties in interest at the time of the modification. As long as they do not materially change Lessee's obligations hereunder, Lessee agrees to make such reasonable non-monetary modifications to this Lease as may be reasonably required by a Lender in connection with the obtaining of normal financing or refinancing of the Premises.

48. Multiple Parties. If more than one person or entity is named herein as either Lessor or Lessee, such multiple Parties shall have joint and several responsibility to comply with the terms of this Lease.

49. Mediation and Arbitration of Disputes. An Addendum requiring the Mediation and/or the Arbitration of all disputes between the Parties and/or Brokers arising out of this Lease is is not attached to this Lease.

LESSOR AND LESSEE HAVE CAREFULLY READ AND REVIEWED THIS LEASE AND EACH TERM AND PROVISION CONTAINED HEREIN, AND BY THE EXECUTION OF THIS LEASE SHOW THEIR INFORMED AND VOLUNTARY CONSENT THERETO. THE PARTIES HEREBY AGREE THAT, AT THE TIME THIS LEASE IS EXECUTED, THE TERMS OF THIS LEASE ARE COMMERCIALLY REASONABLE AND EFFECTUATE THE INTENT AND PURPOSE OF LESSOR AND LESSEE WITH RESPECT TO THE PREMISES.

-------------------------------------------------------------------------------------------------------------------

ATTENTION:  NO REPRESENTATION OR RECOMMENDATION IS MADE BY THE AMERICAN INDUSTRIAL REAL ESTATE ASSOCIATION OR BY
---------
ANY BROKER AS TO THE LEGAL SUFFICIENCY, LEGAL EFFECT, OR TAX CONSEQUENCES OF THIS LEASE OR THE TRANSACTION TO
WHICH IT RELATES.  THE PARTIES ARE URGED TO:

1.  SEEK ADVICE OF COUNSEL AS TO THE LEGAL AND TAX CONSEQUENCES OF THIS LEASE.

2.  RETAIN APPROPRIATE CONSULTANTS TO REVIEW AND INVESTIGATE THE CONDITION OF THE PREMISES, SAID INVESTIGATION
    SHOULD INCLUDE BUT NOT BE LIMITED TO: THE POSSIBLE PRESENCE OF HAZARDOUS SUBSTANCES, THE ZONING OF THE PREMISES,
    THE STRUCTURAL INTEGRITY, THE CONDITION OF THE ROOF AND OPERATING SYSTEMS, AND THE SUITABILITY OF THE PREMISES
     FOR LESSEE'S INTENDED USE.

WARNING:  IF THE PREMISES IS LOCATED IN A STATE OTHER THAN CALIFORNIA, CERTAIN PROVISIONS OF THE LEASE MAY NEED TO
-------
BE REVISED TO COMPLY WITH THE LAWS OF THE STATE IN WHICH THE PREMISES IS LOCATED.
-------------------------------------------------------------------------------------------------------------------


The parties hereto have executed this Lease at the place and on the dates specified above their respective signatures.

Executed at:  San Francisco, California                  Executed at:  San Francisco, California
              --------------------------------                         ---------------------------------------------
on:  June 17, 1999                                       on:  June 17, 1999
     -----------------------------------------                ------------------------------------------------------
By LESSOR:                                               By LESSEE:
     611 MISSION LLC,                                          PATRICK & CO.,
----------------------------------------------                 -----------------------------------------------------

     a California limited liability company                    a California corporation
----------------------------------------------                 -----------------------------------------------------

By:  BEI Management LLC,

     a California limited liability company              By:
     -----------------------------------------               -------------------------------------------------------

Name Printed:  its Manager,                              Name Printed:
               -------------------------------                         ---------------------------------------------

Title:  Brennan Enterprises LLC
        --------------------------------------

        a California limited liability company           Title:
        --------------------------------------                 -----------------------------------------------------

By:    /s/ David Zeff                                    By:  /s/ Jamie T. Patrick
       ---------------------------------------                ------------------------------------------------------

Name Printed:  David Zeff                                Name Printed:  Jamie T. Patrick
               -------------------------------                         ---------------------------------------------

Title:  VP                                               Title:  President
        --------------------------------------                  ----------------------------------------------------

Address:                                                  Address:
        --------------------------------------                     -------------------------------------------------

----------------------------------------------            ----------------------------------------------------------

Telephone:  (      )                                      Telephone:  (     )
                    --------------------------                                  -------------------------------------
Facsimile:  (      )                                      Facsimile:  (     )
                    --------------------------                                  -------------------------------------

Federal ID No.                                             Federal ID No.
               --------------------------------                           -------------------------------------------

NOTE: These forms are often modified to meet changing requirements of law and industry needs. Always write or call to make sure you are utilizing the most current form: AMERICAN INDUSTRIAL REAL ESTATE.


NOTE: These forms are often modified to meet changing requirements of law and industry needs. Always write or call to make sure you are utilizing the most current form: AMERICAN INDUSTRIAL REAL ESTATE ASSOCIATION, 700 So. Flower Street, Suite 600, Los Angeles, California 90017. (213) 667-8777. Fax No. (213) 687-8616.

                                    ADDENDUM
                                       TO
              AMENDED AND RESTATED STANDARD INDUSTRIAL/COMMERCIAL
                            SINGLE-TENANT LEASE-NET

     THIS ADDENDUM TO RESTATED STANDARD INDUSTRIAL/COMMERCIAL SINGLE-TENANT LEASE-NET (this "Addendum") shall constitute part of that Restated Standard Industrial/Commercial Single-Tenant Lease-Net, dated as of June 17, 1999 (the "Restated Lease"), by and between 611 Mission LLC, a California limited liability company ("Lessor"), and Patrick & Co., a California corporation ("Lessee"). The Restated Lease and this Addendum are sometimes hereinafter referred to as the "Lease."

                                    RECITALS

     A. Lessor and Lessee are parties to that certain Standard Industrial/Commercial Single-Tenant Lease-Net, executed on or about September 30, 1998 (the "Office Lease"), as amended by that certain Addendum to Lease of even date therewith ("Original Addendum"), as amended by that certain Amendment No. 1 to Standard Industrial/Commercial Single-Tenant Lease-Net, dated as of March 15, 1999 ("Amendment No. 1"), with respect to certain premises commonly known as 611 Mission Street, San Francisco, California. The Office Lease, the Original Addendum and Amendment No. 1 are hereinafter cumulatively referred to as the "Original Lease."

     B. Lessor and Lessee desire to amend and restate the Original Lease upon the terms and conditions hereinafter set forth. All terms used herein and not otherwise defined herein shall have the meanings set forth in the Lease. Capitalized terms not otherwise defined herein shall have the meanings ascribed to them in the Lease.

                                   AGREEMENT

     NOW, THEREFORE, for good and valuable consideration, receipt and sufficiency of which are hereby acknowledged, Lessor and Lessee agree as follows:

     1.   Amendment and Restatement.  The Original Lease is hereby amended and
          -------------------------
restated in its entirety by the Lease, and the Lease shall supersede and replace the Original Lease.

     2.   Amendment to Paragraph 1.2 of the Restated Lease - Definition of
          ----------------------------------------------------------------
Premises.  Paragraph 1.2 of the Restated Lease is hereby amended to add the
--------
following at the end of Paragraph 1.2:

     "The Premises shall include the entire improvements, including the building, on that certain land described in the legal description attached hereto as Exhibit A, together with the improvements to be made by Lessor on behalf of Lessee pursuant to the Work Letter attached hereto as Exhibit B (the "Work Letter"). The exact boundaries of the Premises shall extend to six floors of the building, the basement and mezzanine area of the building, the exterior windows, the building perimeter walls, the unfinished surface of the floor forming the basement and the roof of the building, including any and all tenant improvements to be made after the date of this Lease, the heating, ventilation and air conditioning systems, and the electrical, plumbing, sewer, and other building systems servicing the Premises (whether those systems are within the boundaries of the Premises or outside the boundaries of the Premises), telephone facilities, equipment, machinery, connections, pipes, ducts, conduits and wires leading through the Premises. Notwithstanding anything to the contrary contained in this Paragraph 1.2, the Premises shall not include the exterior portions of the roof of the building and the structural elements of the building."

     3.   Amendment to Paragraph 1.3 of the Restated Lease - Commencement Date.
          --------------------------------------------------------------------
Paragraph 1.3 of the Restated Lease is hereby amended to read as follows:

     "The term of this Lease shall commence on the date (the "Commencement Date") which is the date of Substantial Completion of the Work (as those terms are defined the Work Letter). Unless sooner terminated as hereinafter provided, the term of this Lease shall end on the date which is
     240 months after the Commencement Date.   Lessor shall not be liable to
     Lessee for any loss or damage resulting from or arising out of any failure or delay in the delivery of the Premises to Lessee for any reason whatsoever, including, without limitation, Lessor's failure or inability to complete the Work by July 31, 2000. Within thirty (30) days after the Commencement Date, Lessor and Lessee shall, upon the date of Substantial Completion of the Work, execute an amendment to this Lease setting forth the actual Commencement Date and the actual Expiration Date and such other information reasonably requested by Lessor. Failure to execute such amendment shall not affect the actual Commencement Date and the Expiration Date of the Lease."

     4.   Amendment to Paragraph 1.5 of the Restated Lease - Base Rent.
          ------------------------------------------------------------
Paragraph 1.5 of the Restated Lease is hereby amended to read as follows:

          "1.5 Base Rent and Additional Base Rent. Lessee shall pay to Lessor as rental for the Premises, at the times and in the manner hereinafter provided, the following sums of money:

                1.5.1. Base Rent. Base Rent shall be $38,333.33 per month (the "Base Rent"), payable in advance on the Commencement Date and on or before the first day of each and every successive calendar month during the term hereof. If the term commences on other than the first day of a calendar month, the first payment of minimum rent shall be appropriately prorated on the basis of a 30-day month.

                1.5.2.  CPI Adjustment.

                (a) On the first day of the fifth, tenth, and fifteenth anniversary of the Lease (each such day being the "Adjustment Date"), the Base Rent shall be the sum of: (i) the then Base Rent for the month immediately preceding the Adjustment Date, plus (ii) the product obtained by multiplying said Base Rent by the percentage increase in the Index (as hereinafter defined) which is measured from (A) the Index published for the month which is sixty (60) months (not including the month of the Adjustment Date) immediately preceding the Adjustment Date to (B) the Index published for the month immediately preceding the Adjustment Date. Notwithstanding anything to the contrary contained in this paragraph 1.5.2, the adjusted Base Rent shall not be more than fifteen percent (15%) of the Base Rent for the month immediately preceding the Adjustment Date and not less than the Base Rent immediately preceding the Adjustment Date. The Base Rent payable following an adjustment under the terms of this paragraph 1.5.2 shall continue at the adjusted level until the next Adjustment Date. Once determined, Lessor shall give Lessee written notice of the Base Rent adjusted pursuant to this paragraph 1.5.2, subject to retroactive adjustment to account for the adjusted Base Rent due for the period between the Adjustment Date and the date notice is given by Lessor to Lessee. Notwithstanding anything contained in this Lease to the contrary, only the Base Rent shall be adjusted pursuant to this paragraph
     1.5.2 and there shall be no adjustment to the Additional Base Rent (defined hereinafter).

               (b) For purposes herein, "Index" shall be the "Consumer Price Indexes, Pacific Cities and U.S. City Average All Items Indexes, 1982-1984=100, San Francisco-Oakland-San Jose," as published by the United States Department of Labor's Bureau of Labor Statistics. In the event the Index for the month immediately preceding the Adjustment Date, is not available on the Adjustment Date, the adjustment shall be made retroactive to the Adjustment Date as soon as it is available. Should the Bureau of Labor Statistics discontinue the publication of the above Index, or publish same less frequently, or alter same in some manner, then Lessor shall adopt a substitute Index or substitute procedure which reasonably reflects and monitors consumer prices, without necessity for amendment of this Lease.

          1.5.3. Additional Base Rent. In addition to the Base Rent payable hereunder, Lessee shall pay to Lessor as additional rent the amount of $30,285.61 per month (the "Additional Base Rent") in the same manner as the payment of Base Rent. Lessor and Lessee acknowledge and agree that the Additional Base Rent represents a reasonable approximation of the total Cost of the Work as of the date hereof (including, without limitation, the Lessor's construction management/supervisory fee payable under paragraph 7 of the Work Letter) and amortized over a period of two hundred forty (240) months and using an interest rate of eight and one-quarter of one percent (8.25%) per annum. Pursuant to the Work Letter and subject to the terms and conditions contained therein, the Additional Base Rent may be adjusted to account for the actual Cost of the Work only in the event the actual Cost of the Work is less than the Construction Cost Limitation, and for the amounts of the disbursed Improvement Allowance (as all those terms are defined in the Work Letter). The Additional Base Rent shall be the sum of
     (a) $30,285.61 (or such adjusted amount in the event the actual Cost of the Work is less than the Construction Cost Limitation), plus (b) the amount of the disbursed Improvement Allowance amortized over a period of two hundred forty (240) months and using an interest rate of eight and one-quarter of one percent (8.25%) per annum.

     By way of example only, if the total disbursed Improvement Allowance is $1,200,000.00, the Additional Base Rent shall be $40,510.40 being the sum of (i) $30,285.61, plus $10,224.79 ($1,200,000.00 amortized over 240 months and using an interest rate of 8.25%).

     Within thirty (30) days after the Commencement Date, Lessor shall deliver to Lessee a statement calculating the final Additional Base Rent, the actual, total Cost of the Work, and the amount of the disbursed Improvement Allowance. Lessee shall pay the Additional Base Rent when due based on Lessor's determination of the Additional Rent as indicated in Lessor's notice, subject to retroactive adjustment. If Lessee in good faith disputes Lessor's determination of Additional Base Rent as indicated in the notice given by Lessor, Lessee shall so notify Lessor within ten (10) days after Lessee receives Lessor's determination of Additional Base Rent, and if such dispute is not resolved by negotiation between the parties within thirty (30) days after Lessee's notice is given, the Additional Base Rent shall be determined pursuant to paragraph 12 of this Addendum. Once so determined, Lessor and Lessee shall execute an amendment to this Lease setting forth the actual Additional Base Rent. Once determined, the Additional Base Rent shall be a monthly constant payment to Lessor and shall not be subject to rental adjustments under Paragraph 1.5.2. of this Lease.

               1.5.4. Payment of Rent. All payments due from Lessee to Lessor hereunder shall be paid to Lessor, without deduction, recoupment, offset or counterclaim, and without relief from any valuation or appraisement laws, and in lawful money of the United States of America at Lessor's address for notices hereunder, or to such other person or at such other place as Lessor may from time to time designate in writing to Lessee."

     5.   Amendment to Paragraph 12.1 of the Restated Lease -- Assignment and
          -------------------------------------------------------------------
Subletting.
----------

          a. Paragraph 12.1 of the Restated Lease is hereby amended to read as follows:

          "12.1  Right of Lessee to Assign or Sublet.  Notwithstanding anything
                 -----------------------------------
     to the contrary in this Paragraph 12.1, Lessee may assign this Lease or sublet the Premises, without the consent of Lessor, provided: (a) Lessee gives Lessor written notice of such assignment at least 20 days prior to the effective date of such assignment; (b) such assignment will not result in a change of use of the Premises; (c) at no cost to Lessor and Lessor shall have no obligation to improve, or provide Lessee with allowance for improvement of, the Premises; (d) any such assignment shall not waive any breach of the Lease or any of the rights of Lessor thereunder, or enlarge Lessor's obligations under the Lease; (e) the assumption by Lessee's assignee of the Lease will not release or discharge Lessee from any liability under the Lease, including, without limitation, the payment of rent and other amounts when due under the Lease; (f) Lessee will remain liable and responsible for the full performance and observance of all the provisions, covenants, and conditions in the Lease to be performed and observed by Lessee; and (g) Lessee and such assignee shall indemnify, defend and hold Lessor harmless from any and all claims, demands, proceedings, actions, liens, orders or judgments arising out of or relating to such assignment."

          b. Paragraphs 12.2 (Terms and Conditions Applicable to Assignment and Subletting) and 12.3 (Additional Terms and Conditions Applicable to Subletting) of the Restated Lease are hereby deleted.

     6.   Amendment to Paragraph 15.2 -- Assumption of Obligation.  Paragraph
          -------------------------------------------------------
15.2 of the Restated Lease is hereby amended to add at the end of Paragraph 15.2 the following:

     "Notwithstanding anything to the contrary contained in this Paragraph 15.2, in the event Lessee exercises the option to purchase the Property in the manner provided herein, Lessee shall have no obligation to assume Lessor's obligation to pay any real estate commission payable hereunder."

     7.   Amendment to Paragraph 34 of the Restated Lease -- Signs.  Paragraph
          --------------------------------------------------------
34 of the Restated Lease is hereby amended to add the following sentence at the end of paragraph 34:

     "Subject to the preceding sentences, Lessee shall have exclusive signage rights on the exterior of the building of the Premises, provided: (a) Lessee shall at its sole cost and expense install, repair, maintain and remove any such signs and, if applicable, restore the building and repair any damage caused by the removal of the sign and (b) Lessee indemnify, defend, and hold Lessor harmless from any and all claims, demands, proceedings, actions, liens, orders or judgments arising out of or relating to any such signs."

     8.   Amendment to Paragraph 39 of the Restated Lease -- Options.  Paragraph
          ----------------------------------------------------------
39 of the Restated Lease is hereby amended to read as follows:

     "39. Options to Extend.

          39.1. Lessee shall have the option to extend the term of the Lease for 2 successive periods of 5 years after the expiration of the initial 20-year term (each such period is hereafter referred to as an "Extension Term"), subject to the following conditions:

               a. Each option to extend shall only be exercised by written notice of exercise given to Lessor not sooner than 9 months and not later than 6 months prior to the expiration of the applicable Extension Term. The option of the second Extension Term shall be of no force or effect if Lessee has not validly exercised the option for the first Extension Term.

               b. At the time the option to extend is exercised and at the commencement of the applicable Extension Term, the Lease shall be in full force and effect, and Lessee shall not then be in default under the Lease, or would be in default but for any applicable cure or grace periods; and

               c.  Lessee has not assigned this Lease.

     If Lessee fails to exercise an option to extend in the manner set forth hereunder, any purported exercise shall be null and void and of no force or effect, and the option to extend shall terminate and be deemed waived by Lessee.

          39.2. In the event the option to extend is timely exercised by Lessee, the term of the Lease shall be extended 5 years after the expiration of the initial term of the Lease, in the case of the exercise of the option to extend for the first Extension Term, and 5 years after the expiration of the first Extension Term, in the case of the exercise of the option to extend for the second Extension Term, upon all of the terms and conditions of the Lease, provided that (1) there shall be no further option to extend the term of the Lease in the event Lessee has validly exercised the option to extend for the first Extension Term and the second Extension Term; (2) the Base Rent for each Extension Term shall be the Base Rent for the month immediately preceding the applicable Extension Term, plus (ii) the product obtained by multiplying said Base Rent by the percentage increase in the Index (as hereinafter defined) which is measured from (A) the Index published for the month which is sixty (60) months (not including the month of the commencement of the applicable Extension Term) immediately preceding the commencement of the applicable Extension Term to (B) the Index published for the month immediately preceding the commencement of the applicable Extension Term; (3) Lessor shall have no obligation to improve, or provide Lessee with allowances for improvement of, the Premises; and (4) Lessee shall have no obligation to pay the Additional Base Rent during any Extension Term."

     9.   Net Lease.
          ---------

          a. The term "Operating Expenses" shall mean all costs of management, operation and maintenance of the Premises, including, without limitation, janitorial, maintenance, guard and other services; rent or rental value of any management office of the Premises; power, water, sewer, garbage, waste disposal and all other utilities; materials and supplies; maintenance and repairs; license, permit and inspection fees; compliance with laws and governmental regulations; insurance premiums and the deductible portion of any insured loss under Lessor's insurance, such insurance may include, without limitation, casualty (including, without limitation, extended and broad form coverage risks, flood and earthquake), public liability, worker's compensation, and rental loss insurance; supplies, tools, equipment and fixtures used in the management, operation and maintenance of the Premises, including, without limitation, furniture and artwork provided by Lessor; all costs and expenses, including, without limitation, attorneys' fees (except as expressly excluded below) of contesting by appropriate legal proceedings any matter concerning operating or managing the Premises or the amount or validity of any Real Property Taxes; provided, however, in no event shall Lessee be responsible for the payment of property management fees so long as Lessee directly contracts with service providers to the Premises and is solely responsible for the day-to-day management of the Premises.

          b. It is the intent of Lessor and Lessee to have Lessee pay for all expenses of Lessee's use and occupancy of the Premises. Accordingly, Lessee shall pay Lessor as additional rent all Operating Expenses. From time to time, Lessor may deliver to Lessee a statement of the

Operating Expenses incurred by Lessor. Lessee shall pay to Lessor in the same manner as Base Rent is payable under the Lease the amount due under such statement of Operating Expenses within fifteen (15) days after Lessor delivers to Lessee such statement of Operating Expenses. Under no circumstances, whether now existing or hereafter arising, and whether or not beyond the present contemplation of the parties, shall Lessor be expected or required to make any payment of any kind whatsoever with respect to Lessee's use or occupancy of the Premises or this Lease, except as may otherwise be expressly set forth herein.

     10.  Option to Purchase.
          ------------------

          a. Lessee shall have the option to purchase (the "Option to Purchase") the real property of which the Premises are a part (the "Property"), subject to the following conditions:

               i. The Option to Purchase shall only be exercised by written notice of exercise given to Lessor after the date of the Lease, but not later than the last day of the fifth anniversary year of the Lease (the "Option Period").

               ii. At the time the Option to Purchase is exercised, the Lease shall be in full force and effect, and Lessee shall not then be in default under Paragraph 13.1, subdivisions (a), (b) or (e) of the Lease; and

               iii. Lessee has not assigned this Lease.

          b. In the event the Option to Purchase is timely exercised by Lessee, Lessor shall, within 10 days after the date of the Option to Purchase is exercised by Lessee, deliver to Lessee a Purchase and Sale Agreement prepared by Lessor's counsel, which Purchase and Sale Agreement shall provide:

               i. the closing date shall be no later than 60 days after the date of Lessee's exercise of the option to purchase;

               ii. the purchase price shall be the sum of (A) (1) if the Option to Purchase is exercised after the Commencement Date but before the last day of the first anniversary year of the Lease, $5,075,000.00, (2) if before the last day of the second anniversary year of the Lease, $5,175,000.00, (3) if before the last day of the third anniversary year of the Lease, $5,475,000.00, (4) if before the last day of the fourth anniversary year of the Lease, $5,675,000.00, and (5) if before the last day of the fifth anniversary year of the Lease, $5,875,000.00, plus (B) the unamortized balance as of the closing date of the Cost of Work and the disbursed Improvement Allowance, as those terms are defined in the Work Letter. Lessor shall deliver to Lessee within ten (10) days after receipt of Lessee's notice of exercise of the Option to Purchase its calculation of the purchase price of the Property. If Lessee in good faith disputes Lessor's calculation of the purchase price, Lessee shall so notify Lessor within ten (10) days after Lessee receives Lessor's calculation, and if such dispute is not resolved by negotiation between the parties within thirty (30) days after Lessee's notice is given, the purchase price shall be determined pursuant to paragraph 12 of this Addendum. Once so determined, Lessor and Lessee shall execute an amendment to the purchase and sale agreement setting forth the purchase price for the Property. For purposes of this paragraph 12(b)(ii), the first anniversary year of the Lease shall be the 12-month period after the Commencement Date. By way of example and for illustrative purposes only:

     Example 1:  If the Option to Purchase is exercised on the Commencement
     ---------
     Date, the Cost of the Work is $3,500,000.00, the interest rate is 8.25%, the disbursed Improvement Allowance is $1,200,000.00, then the Purchase Price will be calculated as follows:

                  Cost of Work               $3,500,000.00
                  Improvement Allowance      $1,200,000.00
                  Property Price             $5,075,000.00
                                             -------------
                  Purchase Price             $9,775,000.00
                                             =============

     Example 2:  If the Option to Purchase is exercised on the twenty fifth
     ---------
     (25th) month, the Cost of the Work is $3,300,000.00, the interest rate is 8.25%, the disbursed Improvement Allowance is $1,000,000.00, then the Purchase Price will be calculated as follows:

Unamortized balance of                       $3,152,419.00
 Cost of Work
(Cost of Work $3,300,000.00
 less portion
of amortized principal
 $147,581.00)
Unamortized balance of
 Improvement                                 $  955,279.00
 Allowance (Improvement
  Allowance of
 $1,000,000, less portion of
  amortized
 principal $44,721.00)
Property Price                               $5,475,000.00
                                             -------------
Purchase Price                               $9,582,698.00
                                             =============

          iii. the sale of the Property shall be on an "As Is and With All Faults" basis and Lessor shall not be required to make any representations or warranties with respect to the Property and Lessee shall release Lessor from any and all claims arising out of the Property upon the closing; and

          iv. Lessee and Lessor shall reasonably cooperate with each other on causing the sale of the Property to qualify as a tax-deferred exchange under
Section 1031 of the Internal Revenue Code; provided, however, that (a) either party shall not be required to expend any sums or otherwise incur any liability in connection with the exchange for the benefit of the other party; (b) the closing shall in no event be delayed because of such exchange; and (c) each party agrees to defend, indemnify and hold harmless the other party from and against any and all costs, damages, claims, liabilities or expenses (including, without limitation, attorney's fees and costs) arising out of or relating to any aspect of such tax-deferred exchange for the benefit of the other party.

          c. Lessor and Lessee acknowledge and agree that the purchase price provided in this paragraph 12 was determined as consideration for Lessee entering into the Lease and not as the parties' agreement as to the fair market value of the Property. The fair market value of the Property, however determined, may be more than the purchase price provided in this paragraph 12 and the purchase price shall not be a conclusive determination of the fair market value of the Property upon either party.

          d. Lessor and Lessee agree that in the event Lessee exercises the Option to Purchase, the proceeds payable to Lessor shall be applied first to the repayment of any indebtedness owed by Lessor to Golden Gate Bank, Mid-Peninsula Bank, or their assigns, as beneficiary, which indebtedness is secured by a deed of trust executed by Lessor and recorded against the Property, or to any indebtedness of any lender making a loan, the proceeds of which are used in whole or in part to refinance such indebtedness.

     11.  Lessor's Financing.
          ------------------

          a. Lessor intends to obtain further financing for the building, portions thereof, and the operation thereof, secured by mortgages or deeds of trust encumbering the building. If any mortgage lender should require, as a condition to such financing, or pursuant to rights of approval set forth in the mortgage or deed of trust encumbering the building, any modification of the terms or conditions of this Lease, Lessee agrees to execute such modification or amendment, provided that, such modification or amendment (a) shall not increase the rental or Lessee's share of any costs in addition to Base Rent, and (b) shall not materially interfere with Lessee's use or occupancy of the Premises.

          b. Lessor and Lessee acknowledge and agree that Lessor will obtain further financing for the Property in order to facilitate the construction of tenant improvements. In connection therewith, Lessor is obtaining a loan from Golden Gate Bank and/or Mid-Peninsula Bank in a principal amount of approximately $6,225,000.00, which will be secured by a deed of trust recorded against the Property. Lessee agrees to cooperate with Lessor's efforts to obtain such loan.

     12.  Mediation and Arbitration.
          -------------------------

          a. In the event Lessee disputes Lessor's determination of Additional Base Rent or of the purchase price of the Property pursuant to paragraph 10 hereof, and the parties are unable to resolve such dispute within thirty (30) days after Lessor's notice of such determination, such dispute shall be resolved by final and binding arbitration administered by and in accordance with the rules and procedures of JAMS/Endispute, and each party irrevocably and unconditionally waives any rights it may have to have the dispute litigated in a court or jury trial. Judgment upon any award rendered by the arbitrator may be entered by any state or federal court haying jurisdiction thereof. The arbitration proceedings shall be conducted in San Francisco, California. The provisions of California Code of Civil Procedure Section 1283.05 or its successor section shall be incorporated and made a part hereof. Before and during arbitration, the parties shall equally share in the expenses of the arbitration, including administrative expenses and the arbitrator's fee.

          b. The arbitrator shall, at the time of rendering an award, make an award under paragraph 31 of the Restated Lease hereof, including, but not limited to, attorneys' fees, costs and reimbursement to the prevailing party of the expenses shared for arbitration under this paragraph 12, and assess such expenses as the arbitrator deems appropriate.

     13.  Construction.  In the event of a conflict between the Restated Lease,
          ------------
the Work Letter and this Addendum, the terms and conditions of this Addendum shall prevail.

     14.  No Default.  Each party hereby certifies and confirms that, to its
          ----------
knowledge, the other party is not in default as of the date of execution hereof in the performance of any obligation to be performed by the other party to date under the Lease.

     15.  Integration.  The Restated Lease and this Addendum set forth the
          -----------
entire agreement and understanding of the parties with respect to the subject matter hereof and supersedes any other oral or written agreements or undertakings by and between the parties reached or made prior to the date hereof with respect to the subject matter hereof.

     16.  Attornment.  Paragraph 30.2 of the Restated Lease is hereby deleted,
          ----------
and replaced in its entirety by the following provision:

          "30.2. Attornment. Subject to the non-disturbance provisions of Paragraph 30.3, if the Lessor's interest is transferred to or acquired by and owned by a Lender or any successor of the Lender or other party ("Acquiring Party") because of foreclosure of a Security Device, sale under a private power from a deed of trust, other proceedings brought by Lender, or by any other manner, and Acquiring Party succeeds to Lessor's interest under the Lease, Lessee shall be bound to the Acquiring Party and Acquiring Party shall be bound to Lessee under all of the terms, covenants, and conditions of the Lease for the balance of the remaining term, including any extensions or renewals, with the same effect as if Acquiring Party were Lessor under the Lease. Lessee agrees to attorn to Acquiring Party as the Lessor, with the attornment being effective and self-operable immediately upon Acquiring Party succeeding to the interest of Lessor under the Lease, all without the execution by the parties of any further instruments. However, Acquiring Party shall not: (i) be liable for any act or omission of any prior lessor or with respect to events occurring prior to acquisition of ownership; (ii) be subject to any offsets or defenses which Lessee might have against any prior lessor; or (iii) be bound by prepayment of more than one (1) month's rent."

     17.  Ratification and Confirmation.  Except as amended or modified hereby,
          -----------------------------
all terms, covenants and conditions of the Lease as heretofore in effect shall remain in full force and effect and are hereby ratified and confirmed in all respects.

     18.  Counterparts.  This Addendum may be executed in two or more
          ------------
counterparts and/or by facsimile, and will become effective and binding upon the parties at such time as all of the signatories hereto have signed a counterpart hereof. All counterparts so executed shall constitute one agreement binding on all parties to this Addendum, notwithstanding that all parties are not signatories to the original or the same counterpart. Each of the parties hereto shall sign a sufficient number of counterparts so that each party shall receive a fully executed original of this Addendum.

     IN WITNESS WHEREOF, Lessor and Lessee have duly executed this Addendum as of the day and year first above written.

LESSEE:                             LESSOR:

PATRICK & CO.,                      611 MISSION LLC,

a California corporation            a California limited liability company,

By:  /s/ Jamie T. Patrick           By:  BEI Management LLC,
     --------------------                a California limited liability company,
                                         its Manager
Its:  President
      ---------
                                         By:  Brennan Enterprises LLC,
                                              a California limited liability
                                              company,
                                              its Manager,

                                              By:  /s/ David Zeff
                                                   -------------------------
                                              Its:  VP
                                                    ------------------------

                                   EXHIBIT A
                               LEGAL DESCRIPTION
                               -----------------

Beginning at a point on the southeasterly line of Mission Street, distant thereon 99.167 feet northeasterly from the northeasterly line of New Montgomery Street; thence northeasterly along said line of Mission Street 41.083 feet to point distant thereon 76.833 feet southwesterly from the southwesterly line of Second Street; thence southwesterly at a right angle to said line of Mission Street 40 feet; thence at a right angle southwesterly 0.667 feet; thence at right angle southeasterly 120.167 feet to the northwesterly line of Minna Street; thence at a right angle southwesterly along said line of Minna Street
40.166 feet to a point distant thereon 99.417 feet northeasterly from the northeasterly line of New Montgomery Street, said point being the southeast corner of Lot 73, as said Lot is described in that certain grant deeded recorded July 1, 1998, in Book H166, Page 747, Official Records of the City and County of San Francisco; thence along the northeasterly line of said Lot 73, as said Lot is described in said grant deed the following courses and distances; northwesterly at a right angle to said line of Minna Street 81 feet; thence at a right angle southwesterly 0.25 feet; thence at a right angle northwesterly
79.167 feet to the point of beginning.

                                   EXHIBIT B
                        AMENDED AND RESTATED WORK LETTER
                        --------------------------------

     This Amended and Restated Work Letter (this "Work Letter") is executed simultaneously with that certain Addendum to Amended and Restated Standard Industrial/Commercial Single-Tenant Lease-Net, dated as of June 17,1999 (the "Lease"), between Patrick & Co., a California corporation, as "Lessee," and 611 Mission LLC, a California limited liability company, as "Lessor," relating to demised premises ("Premises") at the building located at the street address as 611 Mission Street, San Francisco, California (the "Building"), which Premises are more fully identified in the Lease. Capitalized terms used herein, unless otherwise defined in this Work Letter, shall have the respective meanings ascribed to them in the Lease.

     For and in consideration of the agreement to lease the Premises and the mutual covenants contained herein and in the Lease, Lessor and Lessee hereby agree as follows:

     1.   Lessee's Plans; the Work.  Lessee desires Lessor to perform certain
          ------------------------
leasehold improvement work in the Premises in substantial accordance with the plans, working drawings, and other specifications and details (collectively, the "Plans"), more particularly described in Schedule 1 attached to this Work Letter
                                         ----------
and made a part hereof. Such work, as shown in the Plans shall be hereinafter referred to as the "Work." Neither the approval by Lessor of the Work or the Plans or, any other plans, drawings, specifications or other items associated with the Work nor Lessors performance, supervision or monitoring of the Work shall constitute any warranty by Lessor to Lessee of the adequacy of the design for Lessee's intended use of the Premises.

     2.   Performance of the Work; Allowance.  Except as hereinafter provided to
          ----------------------------------
the contrary, Lessor shall cause the Work to be constructed and completed. Lessor shall pay for the "Cost of the Work" (as defined below) in an amount not to exceed $3,554,375.00 (the "Construction Cost Limitation"). Lessee shall not be entitled to any credit, abatement or payment from Lessor in the event that the amount of Construction Cost Limitation specified above exceeds the Cost of the Work. For purposes of this Work Letter, the term "Cost of the Work" shall mean and include (a) any and all cost or expense arising out of or relating to the Work or the construction thereof, (b) all fixtures or furnishings or other items of personal property purchased for the benefit of Lessee, (c) such other costs and expenses incurred by Lessor as necessary to adapt the Building or the Premises for Lessee's use, including without limitation, permit fees, fees and costs of architects and engineers, Lessor's construction management and supervision fee as provided in Paragraph 7 hereof, and (d) any and all cost or expense arising out of or relating to any financing expenses or other charges (including, without limitation, points, loan fees, appraisal fees and such other financing costs) incurred by Lessor in connection with a loan (the "Improvement Loan") for the construction or effecting of any improvements made to the Building or the Premises in an amount not to exceed $5,750,000.00. In the event the Cost of Work exceeds Construction Cost Limitation, the provisions of Paragraph 6 shall apply. Upon substantial completion of the Work, Lessor shall have no further obligation to improve, or provide Lessee with allowances for improvement of, the Premises, except those punch list items as provided in Paragraph 4 hereof.

     3.   Payment.  Prior to commencing the Work, Lessor shall submit to Lessee
          -------
a written statement of the total Cost of the Work (which shall include the amount of any overtime projected as necessary to substantially complete the Work by the Commencement Date specified in the Lease) as then known by Lessor.
Lessee agrees, within three (3) days after submission to it of such statement, to execute and deliver to Lessor, in the form then in use by Lessor, an authorization to proceed with the Work. No Work shall be commenced until Lessee has fully complied with the preceding provision of this Paragraph 3. In the event, and each time, that any change order by Lessee, unknown field condition, delay caused by acts beyond Lessor's control or other event or circumstance causes the Cost of the Work to be increased after the time that Lessor delivers to Lessee the aforesaid initial statement of the Cost of the Work, Lessor shall deliver to Lessee a revised statement of the total Cost of the Work, indicating the revised calculation of the excess costs, if any. Within three (3) days after submission to Lessee of any such revised statement, Lessor shall not be required to proceed further with the Work until Lessee has authorized Lessor to proceed with the Work and Lessor and Lessee have entered into a written agreement with respect to the payment of such excess costs.

     4.   Substantial Completion.  Lessor shall cause the Work to be
          ----------------------
"substantially completed," subject to delays caused by strikes, lockouts, boycotts or other labor problems, casualties, discontinuance of any utility or other service required for performance of the Work, unavailability or shortages of materials or other problems in obtaining materials necessary for performance of the Work or any other matter beyond the control of Lessor (or beyond the control of Lessor's contractors or subcontractors performing the Work). The Work shall be deemed to be "substantially completed" (the "Substantial Completion of the Work") for all purposes under this Work Letter and the Lease if and when Lessor's architect issues a written certificate to Lessor and Lessee, certifying that the Work has been substantially completed (i.e., completed except for "punchlist" items listed in such architect's certificate) in substantial compliance with the Plans, or when Lessee first takes occupancy of the Premises, whichever first occurs. Subject to the excusable delays described in the first sentence of this paragraph, the Work shall be substantially completed no later than July 31, 2000.

     5.   Additional Work.  Upon Lessee's request and submission by Lessee (at
          ---------------
Lessee's sole cost and expense) of the necessary information and/or plans and specifications for work other than the Work described in the Plans (the "Additional Work") and the approval by Lessor of such Additional Work, which approval Lessor agrees shall not be unreasonably withheld, Lessor shall perform such Additional Work, subject, however, to the following provisions of this Paragraph 5 and Paragraph 6. Prior to commencing any Additional Work requested by Lessee, Lessor shall submit to Lessee a written statement of the cost of such Additional Work, which cost shall include a fee payable to Lessor in the amount of 7.00% of the total cost of such Additional Work as compensation to Lessor for monitoring the Additional Work and for administration, overhead and field supervision associated with the Additional Work (such fee being hereinafter referred to as "Lessor's Additional Compensation"), and, concurrently with such statement of cost, Lessor shall also submit to Lessee a proposed Lessee extra order (the "TEO") for the Additional Work in the standard form then in use by Lessor. Lessee shall execute and deliver to Lessor such TEO, within five (5) days after Lessor's submission of such statement and TEO to Lessee. If Lessee fails to execute or deliver such TEO, then Lessor shall not be obligated to do any of the Additional Work and may proceed to do only the Work, as specified in the Plans. Notwithstanding anything contained herein to the contrary and in the event the sum of the Lessor's Additional Compensation, the cost of the Additional Work, plus the cost of the Work exceed Construction Cost Limitation, then the provisions of Paragraph 6 shall apply. Lessor shall not be deemed to have acted unreasonably if it withholds its approval of any Additional Work because, in Lessor's reasonable opinion the Additional Work, as the case may be: (a) is likely to adversely affect Building systems, the structure of the Building or the safety of the Building and/or its occupants; (b) might impair Lessor's ability to furnish services to Lessee; (c) would increase the cost of operating the Building; (d) would violate any governmental laws, rules or ordinances (or interpretations thereof); (e) contains or uses hazardous or toxic materials or substances; (f) would adversely affect the appearance of the Building; (g) is prohibited by any mortgage, trust deed or other instrument encumbering the Building; or (h) is likely to be substantially delayed because of unavailability or shortage of labor or materials necessary to perform such work or the difficulties or unusual nature of such work. The foregoing reasons, however, shall not be the only reasons for which Lessor may withhold its approval, whether or not such other reasons are similar or dissimilar to the foregoing.

     6.   Costs Exceeding Allowance.  In the event either (a) the Cost of the
          -------------------------
Work, for whatever reason and at any time prior to substantial completion of the Work, exceeds Construction Cost Limitation or (b) the Cost of the Work, the cost of the Additional Work, plus the Lessor's Additional Compensation exceed the Construction Cost Limitation (such costs exceeding Construction Cost Limitation shall hereinafter be referred to as the "Excess Costs"), then Lessee will pay Lessor the Excess Costs within twenty (20) days after written demand therefor by Lessor.

     7.   Charges and Fees.  Lessee shall pay Lessor a construction
          ----------------
management/supervisory fee in an amount equal to seven percent (7.00%) of the Cost of the Work (and all change orders with respect thereto) to defray Lessor's administrative and overhead expenses incurred to review the Plans and coordinate with architects, engineers, general contractors and, if necessary, the Lessee's on-site project manager regarding the staging and progression of the Work. The charges and fees payable under this Paragraph 7 is included within the calculation of the Additional Rent (as defined in the Restated Lease) and shall be a part of the Construction Cost Limitation. Unless Lessee requests the construction services of Lessor, Brennan Enterprises LLC, a California limited liability company, or its affiliates, Lessor shall not charge Lessee a construction management/supervision fee for the further alterations contemplated by Lessee pursuant to Paragraph 8 below.

     8.   Lessee Improvement Allowance.  In order to make portions of the
          ----------------------------
Premises suitable for subtenants of Lessee, Lessor and Lessee acknowledge that, prior to May 1, 2001, Lessee intends to effect further Alterations to the Premises, in accordance with and subject to the provisions of Paragraph 7.3 of the Lease. During the period specified in this paragraph, Lessor shall make available to Lessee up to, but not in excess of, One Million Two Hundred Thousand Dollars ($1,200,000.00) (the "Improvement Allowance") for use in connection with Lessee's alterations to the Premises. The "Improvement Allowance" may not be used by Lessee to purchase machines, equipment, furniture, inventory, or other movable personal property. From time to time on Lessee's request after October 1, 1999, but not more frequently than once per month, Lessor shall pay to

Lessee the cost of the Alterations then constructed or installed in the Premises, but not to exceed the Improvement Allowance, provided that Lessee shall have first furnished to Lessor evidence reasonably satisfactory to Lessor, including mechanics' lien releases, that all of the Alterations covered by each payment request have been completed and have been or will as a result of Lessor's payment be paid for in full by Lessee. The amount paid by Lessor pursuant to this paragraph shall be added to and be a part of the Additional Rent. Notwithstanding anything to the contrary contained herein, Lessor shall not be obligated to make any payment for so long as any default of Lessee under the Lease remains uncured. Any request for payment by Lessor to Lessee under this paragraph must be made no later than July 31, 2000.

     9.   Lease Provisions.  In the event of any conflict between this Work
          ----------------
Letter and the Lease, the terms and conditions of the Lease shall prevail. All amounts payable by Lessee to Lessor hereunder shall be deemed to be additional rent under the Lease and, upon any default in the payment of same, Lessor shall have all of the rights and remedies provided for in the Lease.

     10.  Exculpation of Lessor.  Notwithstanding anything to the contrary
          ---------------------
contained in this Lease or in any exhibits or addenda hereto attached (collectively, the "Lease Documents"), it is expressly understood and agreed by and between the parties hereto that: (a) the recourse of Lessee or its successors or assigns against Lessor with respect to the alleged breach by or on the part of Lessor of any representation, warranty, covenant, undertaking or agreement contained in any of the Lease documents or otherwise arising out of Lessee's use of the Premises or the Building (collectively, "Lessor's Lease Undertaking"') shall extend only to Lessor's interest in the real estate of which the Premises demised under the Lease Documents are a part ("Lessor's Real Estate") and not to any other assets of Lessor or its beneficiaries; and (b) no personal liability or personal responsibility of any sort with respect to any of Lessor's Lease Undertakings or any alleged breach thereof is assumed by, or shall at any time be asserted or enforceable against Lessor or against any of their respective directors, officers, employees, agents, constituent partners, beneficiaries, trustees or representatives.

     IN WITNESS WHEREOF, this Work Letter Agreement is executed as of June 17, 1999.

LESSEE:                             LESSOR:

PATRICK & CO.,                      611 MISSION LLC,
a California corporation            a California limited liability company,

By:  /s/ Jamie T. Patrick            By:  BEI MANAGEMENT LLC,
     --------------------                 a California limited liability
                                          company,
Its:  President                           its Manager,
      -------------------

                                          By:  Brennan Enterprises LLC,
                                               a California limited liability
                                               company,
                                               its Manager,

                                          By:  /s/ David Zeff
                                               ------------------------------
                                               David Zeff
                                               VP

                                  SCHEDULE 1
                                      TO
                       AMENDED AND RESTATED WORK LETTER

Structural Drawings:

Sheet #'s:  S-1, S-2, S-3, S-4, S-5, S-6, S-7, S-8, S-9 Dated 2/2/99

Sheet #'s:  S-10, S-11, S-12, S-13 Dated 3/26/99

T1 Drawings:

Sheet #'s: OA-0.0, OA-0.1, OA-2.0, OA-3.0, 1A-0.0., 1A-2.0, 1A-3.0, 1A-4.0, 2A-
0.0, 2A-2.0, 2A-3.0, 2A-4.0, 2A-5.0 Dated 2/24/99

Base Building Drawings:

Sheet #'s: A-O.O, A-0.1, A-0.2, 0A-1.0, 1A-1.0, 2A-1.0. 3A-1.0, 4A-1.0, 5A-1.0,
6A-1.0, 7A-1.0, 8A-1.0, A-2.0, A-2.2, A-3.0, A-4.0, A-5.0, A-6.0, A-7.0, REF-1
Dated 4/2/99

                                   EXHIBIT C
             WORK LETTER AND CONSTRUCTION AGREEMENT FOR SUBTENANT
            IMPROVEMENTS 611 MISSION STREET, SUITE 300 THROUGH 700

     This Work Letter and Construction Agreement for Initial Improvement of the Premises ("Work Letter") is attached to and incorporated within that certain Sublease ("Sublease") between Patrick & Co., Inc., a California corporation ("Sublandlord"), and Andromedia, Inc., a California corporation ("Subtenant").

                                    RECITALS

     WHEREAS, the undersigned Sublandlord and Subtenant have executed and delivered the Sublease to which this Work Letter is attached, and into which this Work Letter is fully incorporated by reference;

     WHEREAS, the Sublease provides for the leasing of space (the "Premises") within 611 Mission Street, San Francisco, California (hereinafter referred to as the "Building");

     WHEREAS, Sublandlord and Subtenant desire to set forth herein their respective agreements regarding the improvement of the Premises;

     NOW, THEREFORE, in consideration of the foregoing recitals, the execution and delivery of the Sublease by the parties hereto, the mutual covenants contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Sublandlord and Subtenant, intending to be legally bound, hereby agree as follows:

Section 1.  DEFINITIONS.

     1.1. Defined Terms. Capitalized terms used in the Sublease and this Work
          -------------
Letter shall have the same meanings ascribed to them in the Sublease. Otherwise, the capitalized terms used in this Work Letter shall have the meaning ascribed to them at the point where defined.

     1.2. "Base Building Improvements" shall mean the improvements to the
           --------------------------
Building provided by Sublandlord, shown in the Base Building Plans.

     1.3  "Base Building Plans" shall mean the improvements plan approved by
           -------------------
Sublandlord and Subtenant and attached hereto as Exhibit C-1 for the construction and installation of the Base Building Improvements for the Building.

     1.4  "Subtenant Improvements" shall mean the improvements constructed and
           ----------------------
installed in the Premises by Sublandlord in accordance with the Subtenant Improvement Working Drawings.

     1.5  "Subtenant Improvement Plan" shall mean the space plan for the
           --------------------------
Subtenant Improvements attached hereto as Exhibit C-2.

     1.6  "Improvements" shall mean the combined Base Building Improvements and
           ------------
the Subtenant Improvements.

     1.7  "Punch List Items" shall mean minor details of construction or
           ----------------
decoration or mechanical adjustments that do not materially interfere with Subtenant's occupancy of the Premises for the use of the Premises as provided in the Sublease.

     1.8  "Contractor" shall mean IN:SITE Design Build Associates.
           ----------

     1.9  "Architect" shall mean IN:SITE Design Build Associates.
           ---------

     1.10 "Sublandlord's Allowance" shall mean the up to Twenty-five dollar
           -----------------------
($25) per rentable square foot amount set forth in Section 19 of the Sublease.

     1.11 "Sublandlord's Additional Allowance" shall mean the up to Fifteen
           ----------------------------------
dollar ($15) amount set forth in Section 19 of the Sublease to be repaid by Subtenant monthly, as additional rent, in an amount calculated by fully amortizing the Sublandlord's Additional Allowance over the remaining Sublease Term with interest at ten percent (10%) per annum. If additional rent is due by Subtenant's use of the Sublandlord's Additional Allowance, the parties will execute an amendment to the Sublease to set forth the increased amount.

     1.12 "Allowance" shall mean the combined Sublandlord's Allowance and
           ---------
Sublandlord's Additional Allowance representing Sublandlord's contribution (subject to reimbursement of the Additional Allowance as set forth in Section 19 of the Sublease) toward the construction of the Subtenant Improvements to be applied toward all expenses associated with the construction, space planning, engineering, construction drawings, construction management, signage and other necessary permits directly associated with the Subtenant Improvements. Under no circumstances shall the Allowance be used for Subtenant's due diligence review of the Premises (or this Sublease) nor the design, acquisition or planning costs of Subtenant's personal property, furniture, trade fixtures or equipment.

     1.13 "Subtenant Improvement Costs" shall mean the total cost of (i) the
           ---------------------------
preparation of the Subtenant Improvement Working Drawings, (ii) the construction and installation of the Subtenant Improvements, (iii) payment to Sublandlord of a fee equal to three percent (3%) times the total amount of the foregoing items, for services in supervising and administering the construction and installation of the Subtenant Improvements and (iv) all other construction costs associated improving the Premises for Subtenant's occupancy excluding the Base Building Improvements.

     1.14 "Subtenant Costs" shall mean the excess, if any, between the approved
           ---------------
Subtenant Improvement Cost Estimate (as defined in 2.2) as the same may be adjusted by Change Orders to the Improvements requested or approved by Subtenant, over the Allowance.

     1.15 "Substantial Completion of the Improvements in the Premises" shall
           ----------------------------------------------------------
mean when Architect has furnished Sublandlord with a certificate that the Improvements work to be done by Contractor in the Premises has been substantially completed for Subtenant's occupancy of the

Premises except for Punch List Work and Sublandlord has obtained such governmental permits and approvals as may be required for Subtenant's occupancy of the Premises.

Section 2.  DRAWINGS AND SPECIFICATIONS

     2.1  Approval of Base Building Plans.  The Base Building Plans attached
          -------------------------------
hereto are hereby approved by the parties for construction.

     2.2  Subtenant Improvement Working Drawings.  The Subtenant Improvement
          --------------------------------------
Plans attached to this Work Letter as Exhibit C-1 are preliminary plans and specifications for the construction of the Subtenant Improvements. These Subtenant Improvement Plans are hereby approved by Sublandlord and Subtenant. Sublandlord will cause to be prepared and delivered to Subtenant within ten (10) days of the final execution of this Work Letter, or as soon as reasonably possible thereafter, final plans and specifications and working drawings for the construction of the Subtenant Improvements that will include structural, fire protection, mechanical and electrical working drawings, and final architectural drawings for the Subtenant Improvements (collectively, "Subtenant Improvement Working Drawings"). The Subtenant Improvement Working Drawings will substantially conform to the Subtenant Improvement Plans. No later than five
(5) business days following Subtenant's receipt thereof, Subtenant must either approve the Subtenant Improvement Working Drawings or set forth in writing with particularity any changes necessary to bring the Subtenant Improvement Working Drawings into substantial conformity with the Subtenant Improvement Plans. However, Subtenant will not object to any logical development or refinement of the Subtenant Improvement Plans or any changes necessitated by applicable law. Failure of Subtenant to deliver to Sublandlord written notice of disapproval and the required changes within said five business day period will constitute and be deemed approval of the Subtenant Improvement Working Drawings. Sublandlord shall resubmit any disapproved plan to Subtenant for approval within three (3) business days. The above process will be repeated until the Subtenant Improvement Working Drawings are approved by Subtenant. Upon approval, actual or deemed, of the Subtenant Improvement Working Drawings by Sublandlord and Subtenant, the final drawings and specifications will be referred to as the Approved Working Drawings.

     2.3  Determination of Subtenant Improvement Costs.  Within ten (10) days
          --------------------------------------------
from approval of the Approved Working Drawings, Sublandlord shall obtain from the Contractor the estimated amount of the Subtenant Improvement Costs which shall include all Contractor's fees and overhead ("Subtenant Improvement Cost Estimate") and shall submit the amount to Subtenant for Subtenant's approval.
If Subtenant fails to notify Sublandlord of its disapproval within three (3) business days after submission by Sublandlord to Subtenant of the amount of the Subtenant Improvement Cost Estimate, Subtenant shall be deemed to have given Subtenant's approval thereto. If Subtenant disapproves the Subtenant Improvement Cost Estimate, Subtenant shall work diligently with the Architect and Contractor, and within ten (10) business days after submission by Sublandlord to Subtenant of the Subtenant Improvement Cost Estimate, shall cause the Approved Working Drawings to be revised as necessary to cause the Subtenant Improvement Cost Estimate to be approved by Subtenant. The cost of any such modifications to the Working Drawings and any modifications to the Base Building Improvements resulting from such changes shall be included in

Subtenant Improvement Costs. Upon approval by Subtenant of the amount of the Subtenant Improvement Cost Estimate, and approval by Sublandlord of any revisions to the Approved Working Drawings made to cause the amount of the Subtenant Improvement Cost Estimate to be approved by Subtenant, Sublandlord shall be deemed to have been authorized to proceed through Contractor with the work of constructing and installing the Subtenant Improvements in accordance with the Working Drawings and to disburse the Allowance and Subtenant Additional Allowance in accordance with Section 3 below for all Subtenant Improvement Costs. Sublandlord intends to execute a guaranteed maximum price construction contract in the amount of the Subtenant Improvement Cost Estimate with Contractor relating to construction of the Improvements.

     2.4  Revisions to Approved Working Drawings.  If at any time after the
          --------------------------------------
Subtenant Improvement Cost Estimate is determined and approved by Subtenant, Subtenant desires to make revisions to the Working Drawings, Subtenant shall submit such changes to Architect who shall, at Subtenant's cost, promptly prepare proposed working drawings and specifications containing all such desired revisions, as a Subtenant requested Change Order. Sublandlord shall promptly review such drawings and specifications and shall notify Subtenant of any comments thereon or proposed revisions thereto within ten (10) days after receiving such drawings and specifications. Subtenant shall resubmit to Architect any such requested changes which are not approved by Sublandlord within five (5) days after Sublandlord's disapproval, with accommodation of the revisions requested by Sublandlord. Upon Sublandlord approval of the drawings and specifications, such drawings and specifications shall constitute the Approved Working Drawings. Upon approval by Sublandlord of any such revisions, Sublandlord shall obtain promptly from Contractor the amount of any adjustment in the Subtenant Improvement Cost Estimate resulting from such revisions, as well as any Commencement Date Rent delay costs (or savings) resulting from such Change Order, and submit the amount thereof to Subtenant for Subtenant's approval. The procedure for approving any such adjustment and its related cost shall be the same as approving the Subtenant Improvement Cost Estimate. Once any adjustment and its related cost have been approved by Subtenant, Subtenant shall be deemed to have given full authorization to Sublandlord, through its contract with Contractor, to proceed with the work of constructing and installing the Subtenant Improvements in accordance with the Approved Working Drawings, as revised.

Section 3.  PAYMENT OF COSTS

     3.1  Sublandlord's Costs.  Sublandlord shall pay all the Subtenant
          -------------------
Improvement Costs up to, but not exceeding: the Sublandlord's Allowance; the Sublandlord's Additional Allowance (subject to reimbursement as set forth above and Section 3.2); provided Sublandlord's Costs shall include any Change Order requested and approved by Sublandlord. Architect and Contractor shall submit duplicate invoices to Sublandlord and Subtenant. Sublandlord shall disburse the Allowance and any Subtenant's Costs amounts to pay the Subtenant Improvement Costs, as and when the same become due and payable based upon such invoices and fee statements. Sublandlord shall be entitled to rely on the accuracy of all invoices and fee statements for labor performed or materials furnished in connection with the Subtenant Improvements and to rely on any certification as to the Subtenant Improvement Costs submitted by Contractor or Architect. The obligation of Sublandlord to make any one or more payments pursuant to this Work Letter or to proceed with the construction of the

Improvements shall be suspended without further act of the parties during any such time as there exists any event of Default or Breach under the Sublease or any event or condition which, with the passage of time or the giving of notice or both would constitute such a Default. Nothing in this Work Letter shall affect the obligations of Subtenant under the Sublease with respect to any alterations, additions and improvements within the Premises, including, without limitation, any obligation to obtain the prior written consent of Sublandlord thereto.

     3.2  Subtenant's Costs.  Subtenant shall pay Subtenant's Costs within ten
          -----------------
(10) days after Subtenant's receipt of Sublandlord's invoice upon Substantial Completion of the Subtenant Improvements and Sublandlord's delivery of Possession of the Premises to Subtenant. Sublandlord's final invoice shall include a final and detailed accounting of all Subtenant Costs paid by Sublandlord. For a period of thirty days following delivery of such invoice, Subtenant may review the books, records and supporting documents of Sublandlord with respect to the Subtenant Improvement Costs to the extent necessary to satisfy Subtenant as to the accuracy of such accounting, during normal business hours after giving Sublandlord at least forty-eight (48) hours written notice.

     3.3  Failure to Pay Subtenant's Costs.  Failure by Subtenant to pay
          --------------------------------
Subtenant's Costs in accordance with this Work Letter within ten (10) days of Sublandlord's invoice will constitute a failure by Subtenant to pay Rent when due under the Lease and shall therefore constitute a Default by Subtenant under the Lease, and Sublandlord shall have all of the remedies available to it under this Lease for nonpayment of rent.

Section 4.  CONSTRUCTION

     4.1  Construction of Improvements.  Promptly following finalization and
          ----------------------------
approval of the Subtenant Improvement Cost Estimate, Sublandlord will apply for and use diligent efforts to obtain the necessary permits and approvals to allow construction of the Improvements ("Permits"). Sublandlord shall execute a construction contract with Contractor who will diligently construct and complete the Improvements substantially in accordance with Approved Working Drawings. Sublandlord specifically reserves the right to make at any time and from time to time during the construction of the Improvements, any changes to the Approved Working Drawings necessary to obtain any Permit or to comply with all applicable regulations, laws, ordinances, codes and rules or to achieve the compatibility, as reasonably determined by Sublandlord, of the Approved Working Drawings with the shell and the core and the mechanical, plumbing and electrical systems of the Building, the Base Building Improvements, and any third-party warranties.

     4.2  Condition of Improvements.  Contractor's construction contract shall
          -------------------------
provide that all work performed by Contractor will be performed in a good and proper manner, will be of good quality and free from defects in materials and workmanship, and will be completed in substantial compliance with the Approved Working Drawings, as the same may have been modified by approved changes or other revisions, alterations or additions approved hereunder. Subtenant and its representatives shall have the right to inspect the work in progress, provided that Subtenant does not interfere with the progress of the work.

     4.3  Punch List Work.  Substantial Completion will have occurred
          ---------------
notwithstanding Architect's submission of a punch list to Contractor. Subtenant may add items to the punch list at any time within thirty (30) days after the Commencement Date. Sublandlord will cause Contractor to diligently complete any Punch List Items no later than thirty (30) days after the Premises are Substantially Complete, or thirty (30) days after Subtenant's notice as the case may be, except for those items which would reasonably require in excess of thirty (30) days to complete which items Contractor shall commence to complete during said thirty day period and shall diligently prosecute to completion.

     4.4  Warranties.  Sublandlord shall obtain from Architect and Contractor
          ----------
and appropriate subcontractors commercially reasonable warranties of all work on the Improvements that may be assigned in whole or in part to Subtenant that the Improvements are in conformance with Applicable Requirements and free from defects in workmanship or materials for a period of no less than one year from the date of Substantial Completion thereof. Sublandlord shall assign all Contractor and equipment vendor warranties to Subtenant as of the Substantial Completion of such Improvements.

     4.5  Subtenant's Work.  All work in or about the Premises which is not
          ----------------
within the scope of the work necessary to construct and install the Improvements, such as delivering and installing furniture, telephone equipment, trade fixtures, wiring and office equipment, shall be furnished and installed by Subtenant at Subtenant's cost and expense and shall be governed by Section 7.3 of the Master Lease (as incorporated into the Sublease). Subtenant shall adopt a schedule, approved in advance by Sublandlord, for performing such additional work consistent with the schedule of Contractor and shall see that such work is conducted in such a manner as to maintain harmonious labor relations (including the use of union labor) and as not to interfere unreasonably with or to delay the work of constructing or installing the Subtenant Improvements. Sublandlord shall give access and entry to the Premises to Subtenant and its contractors performing such additional work and shall give reasonable opportunity and time to enable Subtenant and such contractors to perform and complete such work.
Upon and following any entry into the Premises by Subtenant prior to the Commencement Date of the Lease Term, Subtenant shall perform all of the obligations pertaining to insurance, indemnity, compliance with laws and hazardous materials and Utility Installation, Trade Fixtures and Alterations.
In addition to the indemnity obligations under the Lease, and except to the extent caused by the active or gross negligence or willful misconduct of Sublandlord or any of its agents, employers or contractors, Subtenant shall indemnify, defend and protect Sublandlord and hold Sublandlord harmless from any and all claims, proceedings, loss cost, damage death of persons or damage to property occurring or resulting directly from the presence in the Premises or the Building of Subtenant or its representatives in or about the Premises or Building during the construction period, such indemnity to include without limitation the obligation to provide all costs of defense against any such claims, but shall be subject to the waiver of subrogation provisions of the Master Lease as incorporated into the Sublease. All such additional work and Subtenant's use of the Premises for such purposes shall be performed in accordance with the Lease.

Section 5.  DELIVERY OF POSSESSION OF THE PREMISES

     5.1  Delivery of Possession.  Sublandlord shall be deemed to have delivered
          ----------------------
Possession of the Premises to Subtenant on the date on which (i) the Substantial Completion of the Improvements in the Premises has been certified by Architect subject only to completion of Punch List Items, (ii) Tenant has direct access from the street to the Premises; and (iii) Building services are ready to be furnished to the Premises.

     5.2  Delays in Delivery of Possession.  Sublandlord shall exercise due
          --------------------------------
diligence to cause Sublandlord's Contractor to cause Substantial Completion of the Improvements in the Premises to occur on the Estimated Commencement Date. If, for any reasons whatsoever, Possession has not occurred by the Estimated Commencement Date, this Sublease shall not be void or voidable, nor shall Sublandlord be liable for any loss or damages suffered by Subtenant; provided however, that Rent shall be abated until the Commencement Date and, provided further, that if Possession of the Premises has not been delivered to Subtenant on or before May 1, 2000, Subtenant may, at any time thereafter but prior to the delivery of Possession, terminate the Sublease in accordance with Section 3 of the Sublease.

     5.3  Approvals by Sublandlord or Subtenant.  Any approval by Sublandlord or
          -------------------------------------
Subtenant of or consent by Sublandlord or Subtenant to any plans, specifications or other items to be submitted to and/or reviewed by Sublandlord or Subtenant for the Subtenant Improvements pursuant to this Sublease shall be deemed to be strictly limited to an acknowledgment of approval or consent by Sublandlord or Subtenant thereto and such approval or consent shall not constitute the assumption by Sublandlord or Subtenant of any responsibility for the accuracy, sufficiency or feasibility of any plans, specifications or other such items and shall not imply acknowledgment, representation or warranty by Sublandlord or Subtenant that the design is safe, feasible, structurally sound or will comply with any legal or any governmental requirements.

     5.4. Subtenant's Delay.  Intentionally Deleted.
          -----------------

Section 6.  MISCELLANEOUS.

     6.1  Subtenant's Representative.  Subtenant hereby designates Mona Keast as
          --------------------------
its sole representative with respect to the matters set forth in this Work Letter, who shall have full authority and responsibility to act on behalf of the Subtenant as required in this Work Letter, and Sublandlord shall be entitled to rely upon the decisions and agreements made by such representative as binding upon Subtenant.

     6.2  Sublandlord's Representative.  Sublandlord hereby designates Jim
          ----------------------------
Patrick as its sole representatives with respect to the matters set forth in this Work Letter, who, until further notice to Subtenant, shall have full authority and responsibility to act on behalf of the Sublandlord as required in this Work Letter.

     6.3  Subtenant's Sublease Default.  Notwithstanding any provision to the
          ----------------------------
contrary contained in this Sublease, if a Default or Breach as described in the Sublease or a Default by

Subtenant under this Work Letter has occurred at any time on or before the Commencement Date, then until such time as such Default or Breach is cured pursuant to the terms of this Sublease (during which time Subtenant shall be responsible for any delay in the Commencement Date caused by such inaction by Sublandlord): (i) in addition to all other rights and remedies granted to Sublandlord pursuant to the Sublease, Sublandlord shall have the right to suspend construction of the Improvements and withhold payment of all or any portion of the Sublandlord's Allowance, and (ii) all other obligations of Sublandlord under the terms of this Work Letter shall be suspended.

     6.4  Merger.  The provisions of this Work Letter are deemed incorporated
          ------
into the Sublease and together shall be interpreted as one document; provided, however, that if there is any conflict between the terms and provisions of this Work Letter and the remainder of the Sublease, the terms and provisions of this Work Letter shall control. Except as expressly set forth in this Work Letter, Sublandlord has no other agreement with Subtenant and has no other obligation to do any work or pay any amounts with respect to the Premises. Any other work in the Premises which may be permitted by Sublandlord pursuant to the terms and conditions of the Sublease shall be done at Subtenant's sole cost and expense and in accordance with the terms and conditions of the Sublease.

     6.5  Applicability of Work Letter.  This Work Letter shall not be deemed
          ----------------------------
applicable to any additional space added to the original Premises at any time or from time to time, whether by any options under the Sublease or otherwise, or to any portion of the original Premises or any additions thereto in the event of damage or destruction of the Premises, condemnation of the Premises, or renewal or extension of the initial term of the Sublease, whether by any options under the Sublease or otherwise, unless expressly so provided in the Sublease or any amendment or supplement thereto.

     6.6  Completion of Building.  The Premises may be deemed Substantially
          ----------------------
Complete even though improvements in certain portions of the Building have not been fully completed (so long as such does not interfere with Tenant's efficient conduct of its business), and even though Tenant's personal property may have not been installed.

     IN WITNESS WHEREOF, the parties have executed this Work Letter as of the date of the Sublease.

"Sublandlord":  Patrick & Co., Inc.,    "Subtenant":  Andromedia, Inc.,
a California corporation                a California corporation

/s/ Jamie T. Patrick                    /s/ Stephen Ghiglieri
--------------------                    ---------------------
Jamie T. Patrick                        Stephen Ghiglieri, Chief Financial
Date:  August 16, 1999                  Officer
                                        Date:  August 16, 1999

                                  EXHIBIT C-1

    The following drawings prepared by IN:SITE Design Build Associates are hereby incorporated herein by reference as the Base Building Plans:

A-0.0 dated 5/25/99.  Prepared by IN:SITE Design Build Associates.

A-0.1, A-0.2, 0A-1.0, 1A-1.0, 2A-1.0, 3A-1.0, 4A-1.0, 5A-1.0, 6A-1.0, 7A-1.0,
8A-1.0, A-2.0, A-2.2, A-3.0, A-4.0, A-5.0, A-6.0, A-7.0 dated 4/2/99.  Prepared by IN:SITE Design Build Associates.

M-1.0, M-1.1, M-2, M-3 dated 5/6/99.  Prepared by Laws & Associates, Inc.

S-14 dated 5/6/99. Prepared by Vahdani & Associates Inc. E-0, E-1, E-2, E-3, E-4, E-5, E-6 dated 4/29/99. Prepared by Randall Lamb & Associates.

                                  EXHIBIT C-2

     The following drawings prepared by IN:SITE Design Build Associates are hereby incorporated herein by reference as the Tenant Improvement Plans:

3A-0.0, 3A-1.0, 3A-2.0, 3A-3.0, 3A-4.0,4A-0.0, 4A-1.0, 4A-2.0, 4A-3.0, 4A-4.0,
5A-0.0, 5A-1.0, 5A-2.0, 5A-3.0, SA-4.0, 6A-0.0, 6A-1.0, 6A-2.0, 6A-3.0, 6A-4.0,
7A-0.0, 7A-1.0, 7A-2.0, 7A-3.0, 7A-4.0 All dated July 20, 1999 and prepared by
IN:SITE Design Build Associates.

                   Commencement Date Memorandum -- Exhibit D




                                    [Date]

Patrick & Co., Inc.
563 Mission Street
San Francisco, CA 94105
Attn: James Patrick

       Re: Sublease Dated August 12, 1999 ("Sublease") Between Patrick & Co., Inc. ("Sublandlord") and Andromedia, Inc. ("Subtenant")

Dear Mr. Patrick:

     With respect to the sublease ("Sublease") between Andromedia, Inc., ("Subtenant") and Patrick & Co., Inc. ("Sublandlord") by which Sublandlord leased to Subtenant and Subtenant leased from Sublandlord approximately 27,500 rentable square feet of the building located at 611 Mission Street, San Francisco, CA ("Premises") in accordance with a Sublease dated August 12, 1999, Subtenant acknowledges and certifies to Sublandlord as follows:

     (1) The Sublease commenced on _____________ [date of commencement] ("Commencement Date");

     (2) Subtenant has accepted and is currently in possession of the Premises.

     (3) The Rentable Area is ___________________.

     (4) [Based on the (increase/decrease) of the Rentable Area, the Minimum Rent, Security Deposit, Subtenant's Share, Subtenant Improvement Allowance, etc. are as follows:]

     In Witness Whereof, this Commencement Date Memorandum is executed on ____________ [date].

"Subtenant" Andromedia, Inc.,
a California corporation


--------------------------------------------
Stephen Ghiglieri, Chief Financial Officer

NEITHER THIS SECURITY NOR THE UNDERLYING SECURITIES HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE "ACT") AND NEITHER MAY BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, PLEDGED OR HYPOTHECATED UNLESS AND UNTIL REGISTERED UNDER THE ACT OR AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE ACT IS AVAILABLE FOR SUCH OFFER, SALE, OR TRANSFER, PLEDGE OR HYPOTHECATION IN THE OPINION OF LEGAL COUNSEL REASONABLY SATISFACTORY TO THE COMPANY.

                                    WARRANT

                     To Purchase Shares of Common Stock of

                                ANDROMEDIA, INC.

                                (July __, 1999)

     THIS CERTIFIES that, for value received, _____________________ (the "Registered Holder"), is entitled, upon the terms and subject to the conditions hereinafter set forth, to subscribe for and purchase from Andromedia, Inc., a California corporation (the "Company"), shares of the Company's common stock as follows: This Warrant will be exercisable for a total of 30,000 shares of Common Stock at a price per share equal to $15.00 (the "Exercise Price"), subject to the provisions and upon the terms and conditions hereinafter set forth. This Warrant expires, if not exercised earlier, at 5:00 P.M. (PST) on July ___, 2001 (the "Expiration Date").

     1.   Title of Warrant.  Prior to the Expiration Date and subject to
          ----------------
compliance with applicable laws, this Warrant and all right hereunder are transferable, in whole or in part, at the office of the Company or its transfer agent by the bolder hereof in person or by duly authorized attorney, upon surrender of this Warrant and the execution and delivery of such other documents by the transferor and transferee as may be required by the terms and conditions hereinafter set forth.

     2.   Method of Exercise; Payment.
          ---------------------------

          (a) Cash Exercise.  The purchase rights represented by this Warrant
              -------------
may be exercised prior to the Expiration Date by the Registered Holder, in whole or in part, by the surrender of this Warrant (with the notice of exercise form (the "Notice of Exercise") attached hereto as Exhibit A duly executed) at the
                                              ---------
principal office of the Company, and by the payment to the Company of an amount of cash (U.S. Dollars) equal to the Exercise Price multiplied by the number of shares of Common Stock being purchased, which amount may be paid, at the election of the Registered Holder, by wire transfer or certified check payable to the order of the Company. The person or persons in whose name(s) any certificate(s) representing Common Stock issuable upon exercise of this Warrant shall be deemed to have become the holder(s) of record of, and shall be treated for all purposes as the record holder(s) of, the Common Stock represented thereby (and such Common Stock shall be deemed to have been issued) immediately prior to the close of business on the date or dates upon which this Warrant is exercised.

          (b) Net Issue Exercise.  In lieu of exercising this Warrant pursuant
              ------------------
to Section 2(a) hereof, the Registered Holder may elect to receive Common Stock in an amount equal to the value (as determined below) of this Warrant (or the portion thereof being canceled) by surrender of this Warrant at the principal office of the Company together with the Notice of Exercise in which alternative No. 1 is initialed by the Registered Holder. In such event, the Company shall issue to the Holder a number of shares of Common Stock computed using the following formula:


                            Y(A-B)
                        X = -----
                              A

Where X   =    the number of shares of Common Stock to be issued to the
               Registered Holder.

      Y   =    the aggregate number of shares of Common Stock requested to be exercised under this Warrant and thereafter canceled.

      A   =    the fair market value of one share of the Company's Common Stock
               (at the date of such exercise).

      B   =    The Exercise Price (as adjusted to the date of such calculation).

     For the purposes of the above calculation, the fair market value shall mean with respect to each share of the Company's Common Stock:

               (i) the average of the closing bid and asked prices of the Company's Common Stock quoted in the over-the-counter market summary or the closing price quoted on any exchange on which the Common Stock is listed, whichever is applicable, as published in the Western Edition of the Wall Street
                                                                    -----------
Journal for the ten (10) trading days immediately prior to but not including the
-------
date of determination of the fair market value; or

               (ii) if the Company's common stock is not traded over-the-counter or on an exchange, the fair market value shall be determined in good faith by the Company's Board of Directors. Receipt and acknowledgment of this Warrant by the Registered Holder shall be deemed to be an acknowledgment and acceptance of any such fair market value determination by the Company's Board of Directors as the final and binding determination of such value for purposes of this Warrant.

          (c)  Stock Certificates. In the event of any exercise of the rights
               ------------------
represented by this Warrant, certificates for the shares of Common Stock so purchased shall be delivered to the Registered Holder within a reasonable time and, unless this Warrant has been fully exercised or has expired, a new Warrant representing the shares with respect to which this Warrant shall not have been exercised shall also be issued to the Registered Holder within such time. The Company covenants that all shares of stock which may be issued upon the exercise of rights represented by this Warrant will, upon exercise of the rights represented by this Warrant, be duly authorized, validly issued, fully paid and nonassessable and free from all taxes, liens and charges with respect to the issue thereof (other than taxes with respect to any transfer occurring contemporaneously with such issue).

     3.   No Fractional Shares or Scrip.  No fractional shares or scrip
          -----------------------------
representing fractional shares shall be issued upon the exercise of this Warrant.

     4.   Charges, Taxes and Expenses.  Issuance of certificates for shares of
          ---------------------------
Common Stock upon the exercise of this Warrant shall be made without charge to the Registered Holder hereof for any issue or transfer tax or other incidental expense in respect of the issuance of such certificate, all of which taxes and expenses shall be paid by the Company, and such certificates shall be issued in the name of the Registered Holder of this Warrant or in such name or names as may be directed by the Registered Holder of this Warrant; provided, however, that upon any transfer involved in the issuance or delivery of any certificates for shares of Common Stock, the Company may require, as a condition thereto, the payment of a sum sufficient to reimburse it for any transfer tax payable in connection therewith.

     5.   No Rights as Shareholders.  This Warrant does not entitle the
          -------------------------
Registered Holder hereof to any voting rights or other rights as a shareholder of the Company prior to the exercise hereof.

     6.   Exchange and Registry of Warrant.  This Warrant is exchangeable, upon
          --------------------------------
the surrender hereof by the Registered Holder at the above-mentioned office of the Company or its transfer agent, for a new Warrant of like tenor and dated as of such exchange. The Company shall maintain at the above-mentioned office or agency a registry showing the name and address of the Registered Holder. This Warrant may be surrendered for exchange, transfer or exercise, in accordance with its terms, at such office or agency of the Company, and the Company shall be entitled to rely in all respects, prior to written notice to the contrary, upon such registry.

     7.   Loss, Theft, Destruction or Mutilation of Warrant.  Upon receipt by
          -------------------------------------------------
the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Warrant, and in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to it, and upon reimbursement to the Company of all reasonable expenses incidental thereto, and upon surrender and cancellation of this Warrant, if mutilated, the Company will make and deliver a new Warrant of like tenor and dated as of such cancellation, in lieu of this Warrant.

     8.   Saturdays, Sundays, Holidays, etc.  If the last or appointed day for
          ---------------------------------
the taking of any action or the expiration of any right required or granted herein shall be a Saturday or a Sunday or shall be a legal holiday, then such action may be taken or such right may be exercised on the next succeeding day not a legal holiday.

     9.   Adjustment of Exercise Price and Number of Exercise Shares.  The
          ----------------------------------------------------------
number of shares of Common Stock for which this Warrant is exercisable and the Exercise Price are subject to adjustment from time to time upon the occurrence of certain events, as follows:

          (a) Reclassification; Consolidation or Merger.  In case of any
              -----------------------------------------
reclassification, reorganization, consolidation or merger of the Company with or into another entity or the sale of all or substantially all of the Company's assets (whereby the shareholders of the Company immediately prior to such transaction or series of related transactions own less than 50% of the voting power of the successor or purchasing entity immediately following such transaction or series of related transactions), the Company, or such successor or purchasing corporation as the case may be, shall execute a new Warrant, providing that the holder of this Warrant shall have the right to exercise such new Warrant, and procure upon such exercise and payment of the same aggregate Exercise Price, in lieu of the Shares of Common Stock theretofore issuable upon exercise of this Warrant, the kind and amount of shares of stock, other securities, money and property receivable upon such reclassification, reorganization, consolidation, merger or asset sale by a holder of an equivalent number of shares of Common Stock. Such new Warrant shall provide for adjustments which shall be as nearly equivalent as may be practicable to the adjustments provided for in this Section 9. The provisions of this Section 9(a) shall similarly apply to successive reclassifications, reorganizations, consolidations, mergers or asset sales.

          (b) Subdivision or Combination of Shares.  If the Company at any time
              ------------------------------------
while this Warrant remains outstanding and unexpired shall subdivide or combine its Common Stock, the Exercise Price shall be proportionately decreased in the case of a subdivision or increased in the case of a combination.

          (c) Stock Dividends.  If the Company at any time while this Warrant is
              ---------------
outstanding and unexpired shall pay a dividend with respect to Common Stock payable in, or make any other distribution with respect to, Common Stock (except any distribution specifically provided for in the foregoing Sections 9(a) or 9(b)), then the Exercise Price shall be adjusted, from and after the date of determination of shareholders entitled to receive such dividend or distribution, to that price determined by multiplying the Exercise Price in effect immediately prior to such date of determination by a fraction (1) the numerator of which shall be the total number of shares of Common Stock outstanding immediately prior to such dividend or distribution, and (2) the denominator of which shall be the total number of shares of Common Stock outstanding immediately after such dividend or distribution.

          (d) Adjustment of Number of Shares.  Upon each adjustment in the
              ------------------------------
Exercise Price pursuant to Sections 9(a)-(c) hereof, the number of shares of Common Stock purchasable hereunder shall be adjusted, to the nearest whole share, to the product obtained by multiplying the number of shares of Common Stock purchasable hereunder immediately prior to such adjustment in the Exercise Price by a fraction, the numerator of which shall be the Exercise Price immediately prior to such adjustment and the denominator of which shall be the Exercise Price immediately thereafter.

          (e) Certificate as to Adjustment.  In each case of any adjustment in
              ----------------------------
either the Exercise Price or in the number of shares of Common Stock, or other stock, securities or property receivable on the exercise of this Warrant, the Chief Financial Officer of the Company shall compute such adjustment in accordance with the terms of this Warrant and prepare a certificate setting forth such adjustment and showing in detail the facts upon which such adjustment is based, including a statement of the adjusted Exercise Price and the adjusted number of shares of Common Stock subject to this Warrant. The Company will cause copies of such certificate to be mailed (by first class mail, postage prepaid) to the Registered Holder.

     10.  Representations and Warranties; Restrictions on Transfer; Market
          ----------------------------------------------------------------
Stand-Off.
---------

          a)   Representations and Warranties of Registered Holder.  The
               ---------------------------------------------------
Registered Holder understands that neither this Warrant nor the shares of Common Stock issuable hereunder have been registered under the Securities Act of 1933 (the "Securities Act") or any state securities laws. As a condition to the issuance of this Warrant and to its exercise, the Registered Holder hereby represents and warrants to the Company that:

               (i) The Warrant and, if applicable, the shares of Common Stock (collectively, the "Securities") have been acquired by the Registered Holder for investment and not with a view to the sale or other distribution thereof or within the meaning of the Securities Act and the Registered Holder has no present intention of selling or otherwise disposing all or any portion of the Securities.

               (ii) The Registered Holder has acquired the Securities for the Registered Holder's own account only and no one else has any beneficial ownership in the Securities.

               (iii) The Registered Holder is capable of evaluating the merits and risks of any investment in the Securities, is financially capable of bearing a total loss of this investment and has either: (i) a preexisting personal or business relationship with the Company or its principals or (ii) by reason of the Registered Holder's business or financial experience, has the capacity to protect his or its own interests in connection with this investment.

               (iv) The Registered Holder has had access to all information regarding the Company, its present and prospective business, assets, liabilities and financial condition that the Registered Holder considers important to making the decision to acquire the Securities and has had ample opportunity to ask questions of and receive answers from the Company's representatives concerning an investment in the Securities and to obtain any and all documents requested in order to supplement or verify any of the information supplied.

               (v) The Registered Holder understands that the Securities shall be deemed restricted securities under the Securities Act and may not be resold unless they are registered under the Securities Act and any applicable state securities law, or in the opinion of counsel in form and substance satisfactory to the Company, an exemption from such registration is available.

               (vi) The Registered Holder is aware of Rule 144, as amended, promulgated under the Securities Act which currently provides, in substance, that: (i) after one year from the date restricted securities have been purchased and fully paid for, a holder may transfer restricted securities provided certain conditions are met (e.g., certain public information is available about the Company), and specific limitations on the amount of shares which can be sold within certain periods and the manner in which such shares must be sold are complied with; and (ii) after two years from the date the securities have been purchased and fully paid for, holders who are not "affiliates" of the Company may sell restricted securities without satisfying such conditions.

          (vii) The Registered Holder further understands that if the requirements of Rule 144 are not met, registration under the Securities Act, compliance with Regulation A, or some other registration exemption will be required for any disposition of the Securities; and that, although Rule 144 is not exclusive, the Securities and Exchange Commission ("SEC") has expressed its opinion that persons proposing to sell restricted securities other than in a registered offering or other than pursuant to Rule 144 will have a substantial burden of proof in establishing that an exemption from registration is available for such offers or sales and such persons and the brokers who participate in the transactions do so at their own risk.

     (b)  Restrictions on Transfer.  The Registered Holder, by acceptance
          ------------------------
hereof, agrees that, absent an effective registration statement filed with the SEC under the Securities Act, covering the disposition or sale of this Warrant or the Common Stock issued or issuable upon exercise hereof, such Registered Holder will not sell or transfer any or all of such Common Stock without first providing the Company with an opinion of counsel satisfactory to the Company to the effect that such sale or transfer will be exempt from the registration and prospectus delivery requirements of the Securities Act, and such Registered Holder consents to the Company making a notation in its records, or giving instructions to any transfer agent of this Warrant, or such Common Stock, in order to implement such restriction on transfer. The shares issued upon exercise of this Warrant shall bear legends referring to the restrictions on transfer set forth in this Section 10. As a condition to the transfer of this Warrant or transfer of the shares issuable on exercise hereof, any permitted transferee must execute and deliver to the Company representations and warranties similar to these set forth in this Section 10 and agree in writing to accept and be bound by all the terms and conditions of this Warrant including but not limited to Section 10(c) below.

     (c) Market Stand-Off.  The Registered Holder agrees that, if, in connection
         ----------------
with Company's first registered public offering of its securities under the Securities Act (other than in a Rule 145 transaction or a registration relating solely to employee benefit plans of the Company), the Company or the underwriters managing the offering so request, the Registered Holder shall not sell, make any short sale of, loan, grant any option for the purchase of, or otherwise dispose of any shares of Common Stock of the Company issued or issuable upon exercise of this Warrant without the prior written consent of the Company or such underwriters, as the case may be, for such period of time not to exceed 180 days from the effective date of such registration. The Registered Holder further agrees to execute any lock-up agreement in furtherance of the foregoing as the underwriters managing the offering may so request.

     11.  Miscellaneous.
          -------------

          (a) Issue Date.  The provisions of this Warrant shall be construed and
              ----------
shall be given effect in all respects as if it had been issued and delivered by the Company on the date hereof.

          (b) Authorized Shares.  The Company covenants that during the period
              -----------------
the Warrant is exercisable, it will reserve from its authorized and unissued Common Stock a sufficient number of shares to provide for the issuance of Common Stock upon the exercise of any purchase rights under this Warrant, including taking all actions necessary to increase the authorized number of shares of Common Stock by a sufficient number of shares in the event this Warrant is exercisable for shares of Common Stock and the Company does not have a sufficient number of authorized shares of Common Stock. The Company further covenants that its issuance of this Warrant shall constitute full authority to its officers who are charged with the duty of executing stock certificates to execute and issue the necessary certificates for shares of the Company's Common Stock upon the exercise of the purchase rights under this Warrant.

          (c) No Impairment.  The Company will not, by amendment of its
              -------------
Certificate of Incorporation or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the holder hereof against impairment.

          (d)  Notices of Record Date.  In case:
               ----------------------

               (i) the Company shall take a record of the holders of its Common Stock for the purposes of entitling them to receive any dividend (other than a cash dividend) or other distribution, or any right to subscribe for, purchase or otherwise acquire any shares or stock of any class or any other securities or property, or to receive any other right; or

               (ii) of any capital reorganization of the Company, any reclassification of the capital stock of the Company, any consolidation or merger of the Company with or into another corporation, or any conveyance of all or substantially all of the assets of the Company to another corporation; or

               (iii) of the voluntary or involuntary dissolution, liquidation or winding-up of the Company;

     then, and in each such case, the Company will mail or cause to be mailed to the holder of this Warrant a notice specifying, as the case may be, (i) the date on which a record is to be taken for the purpose of such dividend, distribution or right, and stating the amount and character of such dividend, distribution or right, or (ii) the date on which such reorganization, reclassification, consolidation, merger, conveyance, dissolution, liquidation or winding-up is to take place, and the time, if any is to be fixed, as of which the holders of record of Common Stock shall be entitled to exchange their shares of Common Stock for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, conveyance, dissolution, liquidation or winding-up. Such notice shall be mailed at least thirty (30) days prior to the date therein specified.

     12.  Attorneys' Fees.  In the event any party is required to engage the
          ---------------
services of attorneys for the purpose of enforcing this Warrant or any provision thereof, the prevailing party shall be entitled to recover its reasonable attorneys' fees and any other related cost or expenses.

     13.  Headings.  The headings in this Warrant are for purposes of
          --------
convenience only, and shall not be deemed to constitute a part hereof.

     14.  Governing Law.  This Warrant shall constitute a contract under the
          -------------
laws of the State of California and shall be construed and enforced in accordance with, and governed by, the internal laws of the State of California, excluding that body of law applicable to conflicts of laws.

     15.  Terms Binding.  This Warrant shall be binding upon any successors or
          -------------
assigns of the Company. By acceptance of this Warrant, the Registered Holder (and each subsequent assignee, transferee or Registered Holder) accepts and agrees to be bound by all the terms and conditions of this Warrant.

                            [Execution Page Follows]

     IN WITNESS WHEREOF, Andromedia, Inc. has caused this Warrant to be executed by the duly authorized officer below.

Dated:  July __, 1999


                                      ANDROMEDIA, INC.,
                                      a California corporation

                                      By:_____________________________

                                      Name:___________________________

                                      Title:__________________________

     Re:  Notice and Consent of Assignment
          --------------------------------

Ladies and Gentlemen:

     Reference is hereby made to that certain Sublease Agreement, dated August 17, 1999 by and between Andromedia, Inc. and Patrick & Company (the "Sublease"). As you may know, Andromedia, Inc., a California corporation, has decided to reincorporate under the laws of the State of Delaware (the "Reincorporation"). Although the Reincorporation does not constitute a change in control of the business of, or the beneficial ownership interest in, Andromedia, as a matter of law, all rights and obligations of Andromedia, Inc., a California corporation ("Andromedia California"), will be assigned to Andromedia, Inc., a Delaware corporation ("Andromedia Delaware"). Andromedia Delaware will continue to operate as Andromedia did before the Reincorporation and will honor all of its contracts and obligations entered into before the Reincorporation. Andromedia hereby provides you with notice of the Reincorporation.

     The undersigned, as a duly authorized officer of Andromedia Delaware and Andromedia California, hereby confirms for purposes of Section 10(f) of the Sublease, that Andromedia Delaware expressly assumes all obligations of Andromedia California under the Sublease. In addition, please be advised that the Reincorporation constitutes a Permitted Transfer as defined in Section 10(a) of the Sublease.

     The Reincorporation is expected to become effective immediately prior to completion of the Company's initial public offering. To acknowledge receipt of this notice and your consent to the assignment of your contract, by operation of law, resulting from the Reincorporation, please sign in the space provided below and return this notice in the pre-paid envelope provided. You may retain the duplicate of this notice for your records.

     If you have any questions, please contact the undersigned representative of Andromedia at 415-365-6515.

                                  Very truly yours,

                                  Andromedia, Inc.

                                  /s/ Stephen F. Ghiglieri

                                  Stephen F. Ghiglieri
                                  Vice President and Chief Financial Officer

ACCEPTED AND ACKNOWLEDGED:

By: /s/Jamie T. Path
    -------------------------
    Authorized Representative

Name: Jamie T. Path
      -----------------------
Title:

                                      -2-